As filed with the Securities and Exchange Commission on April 30, 2001
                                             Registration No. 333-52128
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            -----------------------

                                    FORM S-6
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933               [_]

                         POST-EFFECTIVE AMENDMENT NO. 1             [X]

                             ----------------------

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U
                             (Exact name of trust)

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                              (Name of depositor)

                               JOHN HANCOCK PLACE
               INSURANCE & SEPARATE ACCOUNTS DEPT. - LAW SECTOR
                          BOSTON, MASSACHUSETTS 02117
         (Complete address of depositor's principal executive offices)

                              --------------------

                            RONALD J. BOCAGE, ESQ.
               INSURANCE & SEPARATE ACCOUNTS DEPT. - LAW SECTOR
                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                       JOHN HANCOCK PLACE, BOSTON, 02117
                (Name and complete address of agent for service)

                              --------------------

                                    Copy to:
                           THOMAS C. LAUERMAN, ESQ.
                               Foley & Lardner
                              3000 K Street N.W.
                            Washington, D.C.  20007

                              --------------------

It is proposed that this filing become effective (check appropriate box)

 [_] immediately upon filing pursuant to paragraph (b) of Rule 485
 ---

 [X] on May 1, 2001 pursuant to paragraph (b) of Rule 485
 ---
 [_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
 ---
 [_] on (date) pursuant to paragraph (a)(1) of Rule 485
 ---

If appropriate check the following box

 [_] this post-effective amendment designates a new effective date for a
 ---
previously filed amendment

Pursuant to the provision of Rule 24f-2, Registrant has registered an indefinite amount of the securities being offered and filed its Notice for fiscal year 2000 pursuant to Rule 24f-2 on April 2, 2001.

                             CROSS-REFERENCE TABLE

Form N-8B-2 Item                 Caption in Prospectus
----------------                 ---------------------

1, 2                             Cover, The Account and The Series
                                 Fund or Funds, JHVLICO and John
                                 Hancock

3                                Inapplicable

4                                Cover, Distribution of Policies

5,6                              The Account and The Series Fund or
                                 Funds, State Regulation

7, 8, 9                          Inapplicable

10(a),(b),(c),(d),(e)            Policy Provisions and Benefits

10(f)                            Voting Privileges

10(g),(h)                        Changes that JHVLICO
                                 Can Make

10(i)                            Appendix--Other Policy
                                 Provisions, The Account and The
                                 Series Fund or Funds

11, 12                           Summary, The Account and The Series
                                 Fund or Funds, Distribution of
                                 Policies

13                               Charges and expenses, Appendix--
                                 Illustration of Death Benefits,
                                 Account Values, Surrender Values and
                                 Accumulated Premiums

14, 15                           Summary, Distribution of
                                 Policies, Premiums

16                               The Account and The Series Fund or
                                 Funds


17                               Summary, Policy Provisions
                                 and Benefits

18                               The Account and The Series Fund or
                                 Funds, Tax Considerations

19                               Reports

20                               Changes that JHVLICO
                                 Can Make

21, 22                           Policy Provisions and Benefits

23                               Distribution of Policies

24                               Not Applicable

25                               JHVLICO and John Hancock

26                               Not Applicable

27,28,29,30                      JHVLICO and John Hancock, Board
                                 of Directors and Executive
                                 Officers of JHVLICO

31,32,33,34                      Not Applicable

35                               JHVLICO and John Hancock

37                               Not Applicable

38,39,40,41(a)                   Distribution of Policies,
                                 JHVLICO and John Hancock,
                                 Charges and Expenses

42, 43                           Not Applicable

44                               The Account and The Series Fund or
                                 Funds, Policy Provisions,
                                 Appendix--Illustration of Death
                                 Benefits, Account Values,
                                 Surrender Values and
                                 Accumulated Premiums

45                               Not Applicable

46                               The Account and The Series Fund or
                                 Funds, Policy Provisions,
                                 Appendix--Illustration of Death
                                 Benefits, Account Values,
                                 Surrender Values and
                                 Accumulated Premiums

47                               Not Applicable

48,49,50                         Not Applicable

51                               Policy Provisions and Benefits,
                                 Appendix--Other Policy
                                 Provisions

52                               The Account and The Series Fund or
                                 Funds, Changes that JHVLICO Can Make

53,54,55                         Not Applicable

56,57,58,59                      Not Applicable

                                    PART II

                          UNDERTAKING TO FILE REPORTS

      Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

                       REPRESENTATION OF REASONABLENESS

      John Hancock Variable Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                     UNDERTAKING REGARDING INDEMNIFICATION

      Pursuant to Section X of JHVLICO's Bylaws and Section 67 of the Massachusetts Business Corporation Law, JHVLICO indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission as an officer or a director of JHVLICO.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

      This Registration Statement comprises the following Papers and Documents:

      The facing sheet.

      Cross-Reference Table.

      The prospectuses containing 139 pages.

      The undertaking regarding indemnification.

      The undertaking to file reports.

      The signatures.

     The following exhibits:

1.A. (1) JHVLICO Board Resolution establishing the separate account included in Post-Effective Amendment No. 2 on Form S-6 Registration Statement to File No. 33-76660, filed March 5, 1996 is incorporated by reference.

      (2) Not Applicable.

      (3) (a) Form of Distribution Agreement by and among Signator Investors, Inc. (previously known as "John Hancock Distributors, Inc."), John Hancock Life Insurance Company (previously known as "John
              Hancock Mutual Life Insurance Company"), and John Hancock Variable Life Insurance Company, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 333-15075) filed April 18, 1997.

          (b) Specimen Variable Contracts Selling Agreement between Signator Investors, Inc., and selling broker-dealers, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 333-15075) filed April 18, 1997.

          (c) Schedule of Sales Commissions included in I. A. (3)(a) above.

      (4) Not Applicable.

      (5) (a) Form of flexible premium variable insurance policy included in the initial registration statement on Form S-6 of this account for flexible premium policies, filed March 18, 1994 (File No. 33-76660) is incorporated by reference.

          (b) Form of flexible premium universal insurance policy (Filed herewith).

      (6) Certificate of Incorporation and By-Laws of John Hancock Variable Life Insurance Company included in Post-Effective Amendment No. 2 on Form S-6 Registration Statement to File 33-76660, filed March 5, 1996 is incorporated by reference.

      (7) Not Applicable.

      (8) Not Applicable.

      (9) Not Applicable.

     (10) Form of application for Policy included in Post-Effective Amendment No. 2 on Form S-6 Registration Statement, filed March 5, 1996 to File No. 33-76660 is incorporated by reference.

     (11) Not Applicable. The Registrant invests only in shares of open-end
          Funds.

2. Included as exhibit 1.A (5) above.

3. Opinion and consent of counsel as to securities being registered, (previously filed in Pre-Effective Amendment No. 1 on February 27, 2001).

4. Not Applicable.

5. Not Applicable.

6. Opinion and consent of actuary.

7. Consent of independent auditors.

8. Memorandum describing John Hancock's issuance, transfer and redemption procedures pursuant to Rule 6e-3(T)(b)(12)(iii), included in Post-Effective Amendment No. 2 on Form S-6 Registration Statement to File No. 33-76660, filed March 5, 1996 is incorporated by reference.

9. Powers of Attorney for Bruce M. Jones and Paul Strong, incorporated by reference from Post-Effective Amendment No. 2 to File No. 333-81127, filed on May 4, 2000. Power of Attorney for Ronald J. Bocage, incorporated by reference from Form 10-K annual report of John Hancock Variable Life Insurance Company (File No. 33-62895) filed March 28, 1997. Powers of attorney for D'Alessandro, Shaw, Luddy, Lee, Reitano, Van Leer and Paster included in Post-Effective Amendment No. 2 on Form S-6 Registration Statement to File No. 33-76660, filed March 5, 1996 is incorporated by reference.

10. Representations, Description and Undertaking pursuant to Rule
    6e-3(T)(b)(13)(iii)(F) under the Investment Company Act of 1940 included in Post-Effective Amendment No. 2 on Form S-6 Registration Statement to File No. 33-76660, filed March 5, 1996 is incorporated by reference.

11. Opinion of Counsel as to eligibility of this post-effective amendment persuant to Rule 485(B)

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, the John Hancock Variable Life Insurance Company has duly caused this Pre-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 30th day of April, 2001.

                                 JOHN HANCOCK VARIABLE LIFE
                                 INSURANCE COMPANY

(SEAL)

                                     By  /s/ MICHELE G. VAN LEER
                                         -----------------------
                                         Michele G. Van Leer
                                         Vice Chairman and President



Attest:    /s/ PETER SCAVONGELLI
           ---------------------
           Peter Scavongelli
           Secretary

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities with John Hancock Variable Life Insurance Company and on the dates indicated.

Signatures                     Title                            Date
----------                     -----                            ----


/s/ EARL W. BAUCOM
-------------------
Earl W. Baucom             Controller (Principal Accounting   April 30, 2001
                           Officer)

/s/ JULIE H. INDGE
-------------------
Julie H. Indge             Treasurer (Principal Financial     April 30, 2001
                           Officer)

/s/ MICHELE G. VAN LEER
-----------------------
Michele G. Van Leer        Vice Chairman of the Board         April 30, 2001
for herself and as         and President(Acting Principal
Attorney-in-Fact           Executive Officer)

      For:  David F. D'Alessandro  Chairman of the Board
            Robert S. Paster       Director
            Thomas J. Lee          Director
            Bruce M. Jones         Director
            Paul Strong            Director
            Barbara L. Luddy       Director
            Ronald J. Bocage       Director
            Robert R. Reitano      Director

      Pursuant to the requirements of the Securities Act of 1933, the Registrant, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 30th day of April, 2001.


                         On behalf of the Registrant

                 By John Hancock Variable Life Insurance Company
                                  (Depositor)



(SEAL)



                                 By  /s/ MICHELE G. VAN LEER
                                     -----------------------
                                     Michele G. Van Leer
                                     Vice Chairman and President



Attest   /s/ PETER SCAVONGELLI
         ---------------------
         Peter Scavongelli
         Secretary

                           Prospectus Dated May 1, 2001
--------------------------------------------------------------------------------
                      MEDALLION VARIABLE UNIVERSAL LIFE EDGE
--------------------------------------------------------------------------------

           a flexible premium variable universal life insurance policy issued by
             JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")

     The policy provides an investment option with fixed rates of return declared by JHVLICO and the following variable investment options:

------------------------------------------------------------------------------------------------------------------------
Variable Investment Option                     Managed By
--------------------------                     ----------
Equity Index..............................     SSgA Funds Management, Inc.
Growth & Income...........................     Independence Investment LLC and Putnam Investment Management, LLC
Large Cap Value...........................     T. Rowe Price Associates, Inc.
Large Cap Value CORE(SM)..................     Goldman Sachs Asset Management
Large Cap Growth..........................     Independence Investment LLC
Large Cap Aggressive Growth...............     Alliance Capital Management L.P.
Large/Mid Cap Value.......................     Wellington Management Company, LLP
Fundamental Growth........................     Putnam Investment Management, LLC
Mid Cap Growth............................     Janus Capital Corporation
Small/Mid Cap CORE(SM)....................     Goldman Sachs Asset Management
Small/Mid Cap Growth......................     Wellington Management Company, LLP
Small Cap Equity..........................     Capital Guardian Trust Company
Small Cap Value...........................     T. Rowe Price Associates, Inc.
Small Cap Growth..........................     John Hancock Advisers, Inc.
V.A. Relative Value.......................     John Hancock Advisers, Inc.
AIM V.I. Value............................     A I M Advisors, Inc.
AIM V.I. Growth...........................     A I M Advisors, Inc.
Fidelity VIP Growth.......................     Fidelity Management and Research Company
Fidelity VIP Contrafund(R)................     Fidelity Management and Research Company
MFS Investors Growth Stock................     MFS Investment Management(R)
MFS Research..............................     MFS Investment Management(R)
MFS New Discovery.........................     MFS Investment Management(R)
International Equity Index................     Independence Investment LLC
International Opportunities...............     T. Rowe Price International, Inc.
International Equity......................     Goldman Sachs Asset Management
Emerging Markets Equity...................     Morgan Stanley Dean Witter Investment Management Inc.
Janus Aspen Worldwide Growth..............     Janus Capital Corporation
Real Estate Equity........................     Independence Investment LLC and Morgan Stanley Dean Witter Investment Management Inc.
Health Sciences...........................     John Hancock Advisers, Inc.
V.A. Financial Industries.................     John Hancock Advisers, Inc.
Janus Aspen Global Technology.............     Janus Capital Corporation
Managed...................................     Independence Investment LLC and Capital Guardian Trust Company
Global Balanced...........................     Capital Guardian Trust Company
Short-Term Bond...........................     Independence Investment LLC
Bond Index................................     Mellon Bond Associates, LLP
Active Bond...............................     John Hancock Advisers, Inc.
V.A. Strategic Income.....................     John Hancock Advisers, Inc.
High Yield Bond...........................     Wellington Management Company, LLP
Global Bond...............................     Capital Guardian Trust Company
Money Market..............................     Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------

  The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of one or more of the following: the John Hancock Variable Series Trust I, the John Hancock Declaration Trust, the AIM Variable Insurance Funds, Inc., Fidelity's Variable Insurance Products Fund (Service Class) and Variable Insurance Products Fund II (Service Class), the MFS Variable Insurance Trust (Initial Class Shares), and the Janus Aspen Series (Service Shares Class) (together, "the Series Funds"). In this prospectus, the investment options of the Series Funds are referred to as "funds". In the prospectuses for the Series Funds, the investment options may be referred to as "funds", "portfolios" or "series".

  Each Series Fund is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Series Funds. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus are prospectuses for the Series Funds. The Series Fund prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

                             * * * * * * * * * * * *

  Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             * * * * * * * * * * * *

                          JHVLICO Life Servicing Office
                          -----------------------------

               Express Delivery                       U.S. Mail
               ----------------                       ---------
              529 Main Street (X-4)                  P.O. Box 111
              Charlestown, MA 02129                Boston, MA 02117


                             Phone: 1-800-732-5543

                              Fax: 1-617-886-3048

                             GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus
                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

  This prospectus is arranged in the following way:

     . The section which follows is called "Basic Information". It contains basic information about the policy in a question and answer format. You should read the Basic Information before reading any other section of the prospectus.

     . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 25.

     . Behind the illustrations is a section called "Additional Information."
       This section gives more details about the policy. It generally does not
                                                                           ---
       repeat information contained in the Basic Information section. A table of contents for the Additional Information section appears on page 32.

     . Behind the Additional Information section are the financial statements for us and for the Separate Account that we use for this policy. These start on page 47.

     . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 139.

After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the prospectuses for the Series Funds begin.

                                BASIC INFORMATION

  This "Basic Information" section provides answers to commonly asked questions about the policy. Here are the page numbers where the questions and answers appear:

Question                                                    Beginning on page
--------                                                    -----------------
 .What is the policy?.......................................         5

 .Who owns the policy?......................................         5

 .How can you invest money in the policy?...................         5

 .Is there a minimum amount you must invest?................         6

 .How will the value of your investment in the policy
 change over time?.........................................         8

 .What charges will we deduct from your investment in the
 policy?...................................................         9

 .What charges will the Series Funds deduct from your
 investment in the policy?.................................        11

 .What other charges can we impose in the future?...........        14

 .How can you change your policy's investment allocations?          14

 .How can you access your investment in the policy?.........        15

 .How much will we pay when the insured person dies?........        17

 .Can you add additional benefit riders?....................        18

 .How can you change your policy's insurance coverage?......        20

 .Can you cancel your policy after it's issued?.............        21

 .Can you choose the form in which we pay out policy
 proceeds?.................................................        21

 .To what extent can we vary the terms and conditions of
 the policies in particular cases?.........................        22

 .How will your policy be treated for income tax purposes?..        23

 .How do you communicate with us?...........................        23

 What is the policy?

  The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. If the life insurance protection is provided under a master group policy, the term "policy" as used in this prospectus refers to the certificate you will be issued and not to the master group policy. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary if the insured person dies (we call this the "death benefit") may be similarly affected.

  While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine when and how much you invest in the various investment options

     . Borrow or withdraw amounts you have in the investment options

     . Change the beneficiary who will receive the death benefit

     . Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

 Most of these options are subject to limits that are explained later in this prospectus.

 Who owns the policy?

  That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

 How can you invest money in the policy?

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted below, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Maximum premium payments

  Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. More discussion of these tax law requirements begins on page 40. Also, we may refuse to accept any amount of an additional premium if:

     . that amount of premium would increase our insurance risk exposure, and

     . the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

 In no event, however, will we refuse to accept any premium necessary to prevent the policy from terminating or to keep the guaranteed death benefit feature in effect.

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Life." We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on page 2 of this prospectus.

  We will also accept premiums:

     . by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or
              -------

     . if we agree to it, through a salary deduction plan with your employer.

 You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

 Is there a minimum amount you must invest?

Planned Premiums

  The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Guaranteed death benefit feature" on page 7 and "Lapse and reinstatement" on page 8).

Guaranteed death benefit feature

  This feature guarantees that your Basic Sum Insured will not terminate (i.e., "lapse"), regardless of adverse investment performance, if on each "grace period testing date" the amount of cumulative premiums you have paid (less all withdrawals from the policy and all outstanding loans) equals or exceeds the sum of all Guaranteed Death Benefit Premium ("GDB Premium") due to date. For the first 5 policy years, the same applies to any amount of Additional Sum Insured. If the Guaranteed Death Benefit test is not satisfied on any grace period testing date, the guaranteed death benefit feature will not be "in effect" on that date. We currently test on a quarterly basis, but reserve the right to test on each monthly deduction date. (The term "monthly deduction date" is defined on page 34 under "Procedures for issuance of a policy".)

  Your policy will show three types of GDB Premium (or such other types as permitted by your state):

     . 5 Year GDB Premium - This is used on each grace period testing date until the 5th policy anniversary. The total GDB Premium that is "due to date" on any grace period testing date during this period is equal to the 5 Year GDB Premium times the number of elapsed policy months from the policy's date of issue through the grace period testing date.

     . Age 65/10 Year GDB Premium - This is used on each grace period testing date that occurs on and after the 5th policy anniversary until the later of (i) the policy anniversary nearest the insured person's 65th birthday or (ii) the 10th policy anniversary. The total GDB Premium that is "due to date" on any grace period testing date during this period is equal to the Age 65/10 Year GDB Premium times the number of elapsed policy months from the policy's date of issue through the grace period testing date.

     . Age 100 GDB Premium - This is used on each grace period testing date that occurs on and after the policy anniversary nearest the insured person's 65th birthday (or, if later, the 10th policy anniversary) until the policy anniversary nearest the insured person's 100th birthday. The total GDB Premium that is "due to date" on any grace period testing date during this period is equal to the Age 100 GDB Premium times the number of elapsed policy months from the policy's date of issue through the grace period testing date.

  The Age 100 GDB Premium is higher than the Age 65/10 Year GDB Premium which in turn is higher than the 5 Year GDB Premium, but none of them will ever be greater than the so-called "guideline premium" for the policy as defined in
Section 7702 of the Internal Revenue Code.

  For the first 5 policy years, the guaranteed death benefit feature applies to both the Basic Sum Insured and Additional Sum Insured then in effect. On the 5th policy anniversary and thereafter, the guaranteed death benefit feature applies only to the Basic Sum Insured in effect when we issue the policy and does not apply to any amount of Additional Sum Insured. In any policy year, the guaranteed death benefit feature will cease to be in effect if you increase the Basic Sum Insured (see "How much will we pay when the insured person dies?" on page 17). The amount of the Basic Sum Insured that is guaranteed will be reduced to the extent that we pay it to you under a Living Care Benefit Rider while the insured is living (see "Can you add additional benefit riders?" on page 18). If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

  If an insufficient amount of GDB Premium has been paid on a grace period testing date, and your policy would lapse for failure to pay charges then due, we will provide you with a notification as descibed in the next section, "Lapse and reinstatement".

Lapse and reinstatement

  Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can lapse for failure to pay charges due under the policy. During the first 5 policy years, there can be no lapse of any kind if the guaranteed death benefit feature is in effect. If the guaranteed death benefit feature is in effect after the 5th policy year, the Additional Sum Insured and any additional benefit riders (unless otherwise stated therein) will be in default and may lapse if the policy's surrender value is not sufficient to pay the charges on a grace period testing date. If the guaranteed death benefit feature is not in effect, the entire policy will be in default and may lapse if the policy's surrender value is not sufficient to pay the charges on a grace period testing date. In either case, we will notify you of how much you will need to pay to keep the Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make these payments. If you pay these amounts during the grace period, you may also continue the guaranteed death benefit feature by paying the necessary amount of GDB Premiums.

   If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured and any additional benefit riders (unless otherwise stated therein) or your policy, as the case may be, will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 3 years from the beginning of the grace period. You will have to provide evidence that the insured person still meets our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed death benefit is not in effect and the insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During a grace period, you cannot make a partial withdrawal or policy loan.

  How will the value of your investment in the policy change over time?

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the 20th day after your policy becomes effective. (See "Commencement of investment performance" beginning on page 35.)

  Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of a Series Fund and had reinvested all fund dividends and distributions in additional fund shares;

except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will we deduct from your investment in the policy?" below.

  The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. The current declared rate will also appear in the annual statement we will send you. Amounts you invest in the fixed investment option will not be subject to the asset-based risk charge described on page 10. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

  At any time, the "account value" of your policy is equal to:

     . the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     . minus all charges we deduct, and

     . minus all withdrawals you have made.

 If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed beginning on page 37.

 What charges will we deduct from your investment in the policy?

Deductions from premium payments

 . Tax charge - A charge to cover state premium taxes we currently expect to
   ----------
   pay, on average, and the increased Federal income tax burden that we currently expect will result from receipt of premiums. This charge is currently 3.60% of each premium.

 . Premium sales charge - A charge to help defray our sales costs. The charge
   --------------------
   is 4% of the premium you pay in policy years 1 - 5 and 3% of the premium you pay in policy years 6 and thereafter. We currently intend to stop making this charge on premiums received after the 10th policy year, but this is not guaranteed. Because policies of this type were first offered for sale in the year 2001, no termination of this charge has yet occurred.

   Deductions from account value

 . Issue charge - A monthly charge to help defray our sales and administrative
   ------------
   costs. The charge is a percentage of the "Target Premium" and will be the same regardless of the amount of premium actually paid. The Target Premium is determined at the time the policy is issued and appears in the "Policy Specifications" section of the policy. In general, the greater the proportion of Additional Sum Insured at issue, the lower the

   Target Premium. The percentage will vary by the gender, issue age and risk class of the insured person, the death benefit option selected and the duration of the policy.

 . Administrative charge - A monthly charge to help defray our administrative
   ---------------------
   costs. This is a flat dollar charge of up to $31 (currently $29) during the first policy year and up to $11 (currently $9) during policy years 2 and thereafter.

 . Insurance charge - A monthly charge for the cost of insurance. To determine
   ----------------
   the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table and the ratio of Basic Sum Insured to Additional Sum Insured on the date we issue your policy. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of the insured person, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person's attained age increases. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date.) We currently apply three "bands" of insurance rates, based on a policy's Total Sum Insured (excluding any Premium Cost Recovery Benefit) on the date of issue, but continuation of that practice is not guaranteed. The lowest band of rates is for policies of $1 million or more, next lower for policies between $250,000 to $999,999, and the highest band is for policies between $100,000 to $249,999. The insurance charge for death benefit Option B will tend to be higher than the insurance charge for death benefit Option A (see "How much will we pay when the insured person dies?" on page 17).

 . Extra mortality charge - A monthly charge specified in your policy for
   ----------------------
   additional mortality risk if the insured person is subject to certain types of special insurance risk.

 . Asset-based risk charge - A monthly charge for mortality and expense risks
   -----------------------
   we assume. The charge is a percentage of that portion of your account value allocated to variable investment options. The current percentage on the first $25,000 of account value allocated to variable investment options is .067%. We guarantee that this percentage will never exceed .067%. The current percentages on the account value allocated to the variable investment options in excess of $25,000 are .067 for policy years 1 through 5, .021% for policy years 6 through 10, .013% for policy years 11 through 15, and .004% for policy years 16 and thereafter. We guarantee that these percentages will never exceed .067 % for policy years 1 through 5 and .033% for policy years 6 and thereafter. This charge does not apply to the fixed investment option.

 . Optional benefits charge - Monthly charges for certain optional insurance
   ------------------------
   benefits added to the policy by means of a rider. Some of the riders we currently offer are described under "Can you add additional benefit riders?" on page 18.

 . ASI reduction charge - A charge we deduct if you decrease the Additional
   --------------------
   Sum Insured during the first 20 policy years. A table in your policy will state the maximum rate for the charge per $1,000 of Additional Sum Insured surrendered, based on the insured person's issue age, insurance risk characteristics and (usually) gender. The rates are shown in the policy and generally range from less than $1 per $1,000 for issue age 40 or less, and increase for issue ages thereafter, to over $10 per $1,000 for issue ages after 70. We do not deduct this charge if the Additional Sum Insured is reduced because of a withdrawal of surrender value or surrender of the policy.

 . Contingent deferred sales charge ("CDSC") - A charge we deduct if the
   -----------------------------------------
   policy lapses or is surrendered within the first 10 policy years. We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The charge is a percentage of the premiums we received in the first policy year that do not exceed the first year Target Premium, as shown in the following table:

   Policy Year(s)              Percentage of First Year Target Premium
   --------------              ---------------------------------------

      1-3                                      100%

      4-6                                       95%

      7                                         90%

      8                                         70%

      9                                         40%

     10 and later                                0%

   The above table applies only if the insured person is less than attained age 45 at issue. For older issue ages, the maximum is reached earlier and the percentage may decrease to zero in fewer than 10 policy years. Regardless of issue age, there is a further limitation on the CDSC that can be charged if surrender or lapse occurs in the second policy year. A pro-rata portion of the CDSC may also be charged in the case of withdrawals that reduce Basic Sum Insured (see "Partial withdrawals" on page 15) and requested reductions in Basic Sum Insured (see "Decrease in coverage" on page 20). The pro-rata charge is calculated by dividing the reduction in Basic Sum Insured by the Basic Sum Insured immediately prior to the reduction and then multiplying the applicable CDSC by that ratio.

 . Partial withdrawal charge - A charge for each partial withdrawal of account
   -------------------------
   value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

 What charges will the Series Funds deduct from your investment in the policy?

   The funds must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. We may also receive payments from a fund or its affiliates at an annual rate of up to approximately 0.35% of the average net assets that holders of our variable life insurance policies and variable annuity contracts have invested in that fund. Any such payments do not, however, result in any charge to you in addition to what is disclosed below.

   The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 2000, except as indicated in the Notes appearing at the end of this table. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

                                                                                     --------------
                                                                                       Total Fund        Total Fund
                                      Investment  Distribution and  Other Operating    Operating          Operating
                                      Management      Service        Expenses With    Expenses With    Expenses Absent
Fund Name                                 Fee       (12b-1) Fees     Reimbursement    Reimbursement     Reimbursement
---------                             ----------  ----------------  ---------------  --------------  ------------------
John Hancock Variable Series Trust I
    (Note 1):
Equity Index.......................     0.13%           N/A              0.06%           0.19%             0.19%
Growth & Income....................     0.68%           N/A              0.08%           0.76%             0.76%
Large Cap Value....................     0.75%           N/A              0.05%           0.80%             0.80%
Large Cap Value CORE(SM)...........     0.75%           N/A              0.10%           0.85%             1.09%
Large Cap Growth...................     0.36%           N/A              0.10%           0.46%             0.46%
Large Cap Aggressive Growth........     0.90%           N/A              0.10%           1.00%             1.05%
Large/Mid Cap Value................     0.95%           N/A              0.10%           1.05%             1.36%
Fundamental Growth*................     0.90%           N/A              0.10%           1.00%             1.04%
Mid Cap Growth.....................     0.81%           N/A              0.04%           0.85%             0.85%
Small/Mid Cap CORE(SM).............     0.80%           N/A              0.10%           0.90%             1.23%
Small/Mid Cap Growth...............     0.75%           N/A              0.10%           0.85%             0.85%
Small Cap Equity*..................     0.90%           N/A              0.10%           1.00%             1.03%
Small Cap Value*...................     0.95%           N/A              0.10%           1.05%             1.29%
Small Cap Growth...................     0.75%           N/A              0.07%           0.82%             0.82%
International Equity Index.........     0.18%           N/A              0.10%           0.28%             0.37%
International Opportunities........     0.83%           N/A              0.10%           0.93%             1.09%
International Equity...............     1.00%           N/A              0.10%           1.10%             1.76%
Emerging Markets Equity............     1.22%           N/A              0.10%           1.32%             2.49%
Real Estate Equity.................     1.01%           N/A              0.09%           1.10%             1.10%
Health Sciences....................     1.00%           N/A              0.10%           1.10%             1.10%
Managed............................     0.66%           N/A              0.09%           0.75%             0.75%
Global Balanced....................     1.05%           N/A              0.10%           1.15%             1.44%
Short-Term Bond....................     0.30%           N/A              0.06%           0.36%             0.36%
Bond Index.........................     0.15%           N/A              0.10%           0.25%             0.27%
Active Bond........................     0.62%           N/A              0.10%           0.72%             0.74%
High Yield Bond....................     0.65%           N/A              0.10%           0.75%             0.87%
Global Bond........................     0.85%           N/A               010%           0.95%             1.05%
Money Market.......................     0.25%           N/A              0.04%           0.29%             0.29%

John Hancock Declaration Trust (Note
 2):
V.A. Relative Value................     0.60%           N/A              0.19%           0.79%             0.79%
V.A. Financial Industries..........     0.80%           N/A              0.10%           0.90%             0.90%
V.A. Strategic Income..............     0.60%           N/A              0.16%           0.76%             0.76%

AIM Variable Insurance Funds:
AIM V.I. Value.....................     0.61%           N/A              0.23%           0.84%             0.84%
AIM V.I. Growth....................     0.61%           N/A              0.22%           0.83%             0.83%

Variable Insurance Products Fund -
 Service Class (Note 3):
Fidelity VIP Growth................     0.57%          0.10%             0.09%           0.76%             0.76%

Variable Insurance Products Fund II
 - Service Class (Note 3):
Fidelity VIP Contrafund(R).........     0.57%          0.10%             0.09%           0.76%             0.76%
                                                                                     ----------------

                                                                                     ----------------
                                                                                       Total Fund        Total Fund
                                      Investment     Distribution   Other Operating     Operating        Operating
                                      Management      and Service    Expenses With    Expenses With   Expenses Absent
Fund Name                                Fee         (12b-1) Fees    Reimbursement    Reimbursement    Reimbursement
---------                             ----------     ------------   ---------------   -------------   ---------------
MFS Variable Insurance Trust -
 Initial Class Shares (Note 4):
MFS Investors Growth Stock*........     0.75%          0.00%             0.16%           0.91%             0.92%
MFS Research.......................     0.75%          0.00%             0.10%           0.85%             0.85%
MFS New Discovery..................     0.90%          0.00%             0.16%           1.06%             1.09%

Janus Aspen Series - Service Shares
 Class  (Note 5):
Janus Aspen Worldwide Growth.......     0.65%          0.25%             0.05%           0.95%             0.95%
Janus Aspen Global Technology......     0.65%          0.25%             0.04%           0.94%             0.94%
                                                                                     ----------------


Notes to Fund Expense Table
  (1) Under its current investment management agreements with the John Hancock Variable Series Trust I, John Hancock Life Insurance Company reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets. Percentages shown for the Health Sciences Fund are estimates because the fund was not in operation in 2000. Percentages shown for the Growth & Income, Fundamental Growth, Small Cap Equity, Real Estate Equity, Managed, Global Balanced, Active Bond and Global Bond funds are calculated as if the current management fee schedules, which apply to these funds effective November 1, 2000, were in effect for all of 2000. Percentages shown for the Small Cap Value and Large Cap Value funds are calculated as if the current management fee schedules, which apply to these funds effective May 1, 2001, were in effect for all of 2000. "CORE(SM)" is a service mark of Goldman, Sachs & Co.

   * Fundamental Growth was formerly "Fundamental Mid Cap Growth," Small Cap Equity was formerly "Small Cap Value," and Small Cap Value was formerly "Small/Mid Cap Value."

  (2) Percentages shown for John Hancock Declaration Trust funds reflect the investment management fees currently payable and other fund expenses allocated in 2000. John Hancock Advisers, Inc. has agreed to limit temporarily other expenses of each fund to 0.25% of the fund's average daily assets, at least until April 30, 2002.

  (3) Actual annual class operating expenses were lower for each of the Fidelity VIP funds shown because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. See the accomanying prospectus of the fund for details.

  (4) MFS Variable Insurance Trust funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Each fund may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. "Other Operating Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the funds. Had these fee reductions been taken into account, total Fund Operating Expenses with Reimbursement would equal 0.90% for MFS Investors Growth Stock, 0.84% for MFS Research and 1.05% for MFS New Discovery. MFS Investment Management(R) (also doing business as Massachusetts Financial Services Company) has contractually agreed, subject to reimbursement, to bear expenses for the MFS Investors Growth Stock and New Discovery funds, such that the funds' "Other Expenses" (after taking into account the expense offset arrangement describe above) do not exceed 0.15% for Investors Growth Stock and 0.15% for New Discovery of the average daily net assets during the current fiscal year.

  *  MFS Investors Growth Stock was formerly "MFS Growth."

  (5) Percentages shown forJanus Aspen funds are based upon expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the management fee for the Worldwide Growth fund. Expenses are shown without the effect of any expense offset arrangement.


What other charges could we impose in the future?

  Except for the tax charge deducted from premium payments, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  We also reserve the right to increase the tax charge in order to correspond with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

How can you change your policy's investment allocations?

Future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

  You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any investment option in any policy year is $1,000,000.

  Under our current rules, you can make transfers out of any variable investment option anytime you wish. However, we reserve the right to impose limits on the number and frequency of transfers into or out of variable investment options and to impose a charge of up to $25 for any transfer beyond an annual limit (which will not be less than 12). Transfers under the dollar cost averaging program or the asset rebalancing program would not be counted toward any such limit.

  Transfers out of the fixed investment option are currently subject to the following restrictions:

 . You can only make such a transfer once in each policy year.

 . The most you can transfer at any one time is the greater of $500 or 20% of the assets in your fixed investment option.

    We reserve the right to impose limits on:

 . the minimum amount of each transfer out of the fixed investment option;
   and

 . the maximum amount of any transfer into the fixed investment option after the second policy year.

Dollar cost averaging

  This is a program of automatic monthly transfers out of the Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

Asset Rebalancing

  This is a program that automatically re-sets the percentage of your account value allocated to the variable investment options. Over time, the variations in the investment results for each variable investment option you've elected will shift the percentage allocations among them. The rebalancing program will periodically transfer your account value among the variable investment options to reestablish the preset percentages you have chosen. Rebalancing would usually result in transferring amounts from a variable investment option with relatively higher investment performance since the last rebalancing to one with relatively lower investment performance. However, rebalancing can also result in transferring amounts from a variable investment option with relatively lower current investment performance to one with relatively higher current investment performance. Rebalancing and dollar cost averaging cannot be in effect at the same time.

How can you access your investment in the policy?

Full surrender

  You may surrender your policy in full at any time. If you do, we will pay you the account value, less any policy loans and less any CDSC charge that then applies. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

  You may make a partial withdrawal of your surrender value at any time after the first policy year. Each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Unless we agree otherwise, each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your surrender value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page 9). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $100,000, or the policy's Basic Sum Insured to fall below $100,000. Under the Option A death benefit, the reduction of your account value occasioned by a partial withdrawal could cause the minimum insurance amount to become less than your Total Sum Insured (see "How much will we pay when the insured person dies?" on page 17). If that happens, we will automatically reduce your Total Sum Insured. The calculation of that reduction is explained in the policy, and will be implemented by first reducing any Additional Sum Insured in effect. If the reduction in Total Sum Insured would cause your policy to fail the Internal Revenue Code's definition of life insurance, we will not permit the partial withdrawal. If the withdrawal results in a reduction in Basic Sum Insured, a pro-rata portion of the applicable CDSC will be deducted from the account value (see "Contingent deferred sales charge ('CDSC')" on page 11).

Policy loans

  You may borrow from your policy at any time after it has been in effect for 1 year by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. The maximum amount you can borrow is determined as follows:

     . We first determine the surrender value of your policy.

     . We then subtract an amount equal to 12 times the monthly charges then being deducted from account value.

     . We then multiply the resulting amount by.75% in policy years 1 through 10, .50% in policy years 11 through 20, and 0% thereafter (although we reserve the right to increase the percentage after policy year 20 to as much as .25%).

     . We then subtract the third item above from the result of the second item above.

  The minimum amount of each loan is $300. The interest charged on any loan is an effective annual rate of 4.75% in the first 10 policy years, 4.50% in policy years 11 through 20, and 4.0% thereafter. However, we reserve the right to increase the percentage after policy year 20 to as much as 4.25%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

  You can repay all or part of a loan at any time. Unless we agree otherwise, each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

     . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

How much will we pay when the insured person dies?

   In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the "Total Sum Insured" of insurance. Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The maximum amount of Additional Sum Insured you can have when we issue the policy is generally limited to 400% of the Basic Sum Insured. The application may also give you the option of electing among various patterns of scheduled increases in Additional Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" on page 35.

  When the insured person dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You choose which one you want in the application. The two death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the Total
       Sum Insured or (2) the minimum insurance amount under the "guideline premium and cash value corridor test" or under the "cash value accumulation test" (as described below).

     . Option B - The death benefit will equal the greater of (1) the Total
       Sum Insured amount plus your policy's account value on the date of death, or (2) the minimum insurance amount under the "guideline premium and cash value corridor test".

  For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

The minimum insurance amount

  In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. There are two tests that can be applied under Federal tax law -- the "guideline premium and cash value corridor test" and the

"cash value accumulation test." When you elect the Option A death benefit, you must elect which test you wish to have applied. If you elect the Option B death benefit, the guideline premium and cash value corridor test will automatically be applied. Under the guideline premium and cash value corridor test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "corridor factor" applicable on that date. The corridor factors are derived by applying the "guideline premium and cash value corridor test." The corridor factor starts out at 2.50 for ages at or below 40 and decreases as attained age increases, reaching a low of 1.0 at age 95. A table showing the factor for each age will appear in the policy. Under the cash value accumulation test, we compute the minimum insurance amount each business day by multiplying the account value on that date by the so-called "death benefit factor" applicable on that date. The death benefit factors are derived by applying the "cash value accumulation test." The death benefit factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

  As noted above, you have to elect which test will be applied if you elect the Option A death benefit. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the "7 pay" limit for the full 7 years (see "Tax Considerations" beginning on page 40). The guideline premium and cash value corridor test may be preferable if you want the account value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

When the insured person reaches 100

  On the policy anniversary nearest the insured person's 100th birthday, the death benefit will become equal to the account value on the date of death. Death benefit Options A and B (as described above) will cease to apply. Also, we will stop deducting any monthly charges (other than the asset-based risk charge) and will stop accepting any premium payments.

  In the next section, we describe an optional Age 100 Waiver of Charges Rider that provides for continuation of the Total Sum Insured after the insured person reaches 100.

Can you add additional benefit riders?

  When you apply for a policy, you can request any of the additional benefit riders that we then make available. Availability and rider benefits may vary by state. Charges for the selected rider will generally increase the monthly deductions from your policy's account value. We may change the rates of these charges, but not above the maximum amounts that will be stated in the Policy Specifications page of your policy. Charges for the Long-Term Care Acceleration Rider, as described below, may be considered a "distribution" for federal income tax purposes (see "Tax considerations," beginning on page 40). Our rules and procedures will govern eligibility for the riders, or any changes to these benefits. Each rider contains specific details that you should review if you desire to choose the additional benefit. We may add to, delete from, or modify the following list of additional benefit riders:

 . Disability Waiver of Charges Rider - Provides for the waiver of monthly deductions if the insured person becomes totally and permanently disabled, as defined in the rider, prior to age 60. If the insured person becomes totally and permanently disabled after age 60, monthly deductions are only waived until age 65. Benefits under this rider do not reduce the Guaranteed Death Benefit Premium payment requirements described on page 7 that are necessary for the guaranteed death benefit feature to remain in effect.

 . Living Care Benefit Rider - Provides for an advance payment to you of a portion of the death benefit if the insured person becomes terminally ill, as defined in the rider, with death expected within 24 months. Advances under the rider are discounted for interest at the rates specified in the rider, and we may use a portion of any advance to repay loans under your policy. The maximum advance is $1,000,000.

 . Age 100 Waiver of Charges Rider - Provides for the continuation of the Total
   Sum Insured in force when the insured person attains age 100, without charge, if the policy's account value at the time is greater than the sum of 1 plus the amount of any surrender charges then existing. The monthly charge for this rider currently begins in the 6th policy year.

 . Children's Insurance Benefit Rider - Provides term insurance up through age
   21 on each covered child of the insured person. A child must be more than 14 days old and less than 15 years old to begin coverage.

 . Accidental Death Benefit Rider - Provides for an additional insurance benefit if the insured person's death is due to accidental causes between the policy anniversaries nearest the insured person's 5th and 70th birthdays.

 . Long-Term Care Acceleration Rider - intended only for policies where the death benefit is determined under Option A and the "cash value accumulation test" described on page 17 is elected. This rider provides for periodic advance payments to you of a portion of the death benefit if the insured person becomes "chronically ill" so that such person: (1) is unable to perform at least 2 activities of daily living without substantial human assistance or has a severe cognitive impairment; and (2) is receiving certain qualified services described in the rider.

   Benefits under the Long-Term Care Acceleration Rider will not begin until we receive proof that the insured person qualifies and has received 100 days of "qualified long-term care service" as defined in the rider, while the policy was in force. You must continue to submit evidence during the insured person's lifetime of the insured person's eligibility for rider benefits.

   We determine a maximum amount of death benefit that we will advance for each month of qualification. This amount, called the "Maximum Monthly Benefit" is based on the percentage of the policy's death benefit that you select when you apply for the policy, and the death benefit amount in effect when the insured person qualifies for benefits. The actual amount of any advance is based on the expense incurred by the insured person, up to the Maximum Monthly Benefit, for each day of qualified long-term care service in a calendar month. The first 100 days of qualified long-term care service, however, are excluded in any determination of an advance. We will recalculate the Maximum Monthly Benefit if you make a partial withdrawal of account value, and for other events described in the rider. Each advance reduces the remaining death benefit under your policy, and causes a proportionate reduction in your policy's account value. If you have a policy loan, we will use a portion of each death benefit advance to repay indebtedness.

   We restrict your account value's exposure to market risk when benefits are paid under the Long-Term Care Acceleration rider. We do this in several ways. First, before we begin paying any Monthly Benefit or waiving monthly deductions, we will transfer all account value from the variable investment options to the fixed investment option. (The amount to be transferred will be determined on the business day immediately following the date we approve a request for benefits under the rider.) In addition, you will not be permitted to transfer account value or allocate any additional premium payment to a variable investment option while rider benefits are paid. Your participation in any of the automatic investment plans will also be suspended during this period.

   If the insured person no longer qualifies for rider benefits and your policy remains in force, you will be permitted to invest new premium payments or existing account value in the variable investment options. (The restriction on transfers from the fixed account described on page 14 will continue to apply.) Benefits under this rider do not reduce the Guaranteed Death Benefit Premium payment requirements described on page 7 that may be necessary for the guaranteed death benefit feature to remain in effect after a termination of rider benefits.

   If you purchase this rider:

   . you and your immediate family will also have access to a national program designed to help the elderly maintain their independent living by providing advice about an array of elder care services available to seniors, and

   . you will have access to a list of long-term care providers in your area who provide special discounts to persons who belong to the national program.

How can you change your policy's insurance coverage?

Increase in coverage

   You may request an increase in the Additional Sum Insured. As to when such an increase would take effect, see "Effective date of other policy transactions" on page 37). Generally, each such increase must be at least $50,000. However, you will have to provide us with evidence that the insured person still meets our requirements for issuing insurance coverage. Unless we consent otherwise, you may not increase the Additional Sum Insured if the increase would cause the entire Additional Sum Insured to equal or exceed 800% of the Basic Sum Insured.

Decrease in coverage

   After the first policy year, you may request a reduction in the Total Sum Insured at any time, but only if:

     . the remaining Basic Sum Insured will be at least $100,000, and

     . the remaining Additional Sum Insured will not exceed 800% of the Basic Sum Insured, and

     . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

  As to when any reduction in Total Sum Insured would take effect, see "Effective date of other policy transactions" on page 37. Any reduction in Total Sum Insured will be implemented by first reducing any Additional Sum Insured. If there is any reduction in Basic Sum Insured, a pro-rata portion of the applicable CDSC will be deducted from the account value (see "Contingent deferred sales charge ('CDSC')" on page 11).

Change of death benefit option

  If the "guideline premium and cash value corridor test" applies to your policy, you may change your coverage from death benefit Option A to Option B or vice-versa on any policy anniversary, but only if there is no change in the Federal tax law test used to determine the minimum insurance amount. If you change from Option A to Option B, we will require evidence that the insured person still meets our requirements for issuing coverage. This is because such a change increases our insurance risk exposure.

   If the "cash value accumulation test" applies to your policy, you can never change to either Option A under the "guideline premium and cash value corridor test" or to Option B.

  Please read "The minimum insurance amount" starting on page 17 for more information about the "guideline premium and cash value corridor test" and the "cash value accumulation test."

Tax consequences

  Please read "Tax considerations" starting on page 40 to learn about possible tax consequences of changing your insurance coverage under the policy.

Can you cancel your policy after it's issued?

  You have the right to cancel your policy within 10 days (or longer in some states) after you receive it. This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to:

     .  JHVLICO at one of the addresses shown on page 2, or

     .  the JHVLICO representative who delivered the policy to you.

  In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Series Funds prior to that date. The date of cancellation will be the date of such mailing or delivery.

Can you choose the form in which we pay out policy proceeds?

Choosing a payment option

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     . Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     . Option 2B - Equal monthly payments for a specified period of time

     . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     . Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%.

Changing a payment option

  You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

  There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

To what extent can we vary the terms and conditions of our policies in particular cases?

  Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

  Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

  We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 38. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

How will your policy be treated for income tax purposes?

  Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

  However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

  For further information about the tax consequences of owning a policy or adding the Long-Term Care Acceleration Rider, please read "Tax considerations" beginning on page 40.

How do you communicate with us?

General Rules

  You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on page 2.

  Under our current rules, certain requests must be made in writing and be signed and dated by you. They include the following:

     . surrenders or partial withdrawals

     . change of death benefit option

     . increase or decrease in Total Sum Insured

     . change of beneficiary

     . election of payment option for policy proceeds

     . tax withholding elections

     . election of telephone transaction privilege.

  The following requests may be made either in writing (signed and dated by you) or by telephone or fax if a special form is completed (see "Telephone Transactions" below):

     . loans

     . transfers of account value among investment options

     . change of allocation among investment options for new premium payments

  You should mail or express all written requests to our Life Servicing Office at the appropriate address shown on page 2. You should also send notice of the insured person's death and related documentation to our Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether with respect to all policies like yours or with respect to any class of such policies.

       ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                              ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for a specified issue age, premium payment schedule and Total Sum Insured. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Series Fund assets). After the deduction of average fees and expenses at the Series Fund level (as described below) the corresponding net annual rates of return would be -0.82%, 5.13% and 11.08%. Investment return reflects investment income and all realized and unrealized capital gains and losses. The tables assume annual Planned Premiums that are paid at the beginning of each policy year for an insured person who is a 35 year old male standard non-smoker underwriting risk when the policy is issued.

  Tables are provided for each of the two death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by JHVLICO will apply in each year illustrated, including the intended waiver of the premium sales charge after the tenth policy year. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making. The tables assume that no optional rider benefits and no Additional Sum Insured have been elected and that no loans or withdrawals are made.

  With respect to fees and expenses deducted from assets of the Series Funds, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.72%, and (2) an assumed average asset charge for all other operating expenses of the Series Funds equivalent to an effective annual rate of 0.10%. These rates are the arithmetic average for all funds that are available as investment options. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other operating expenses of the Series Funds reflects reimbursements to certain funds as described in the footnotes to the table beginning on page 12. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed. Without those arrangements, the assumed average asset charge for all other operating expenses shown above would be higher. This would result in lower values than those shown in the following tables.

  The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured person's issue age, sex and underwriting risk classification, and the Basic Sum Insured, Additional Sum Insured and annual Planned Premium amount requested.

Flexible Premium Variable Life
$100,000 Total Sum Insured

Male, Issue Age 35, Standard Nonsmoker Underwriting Risk Class

Option A Death Benefit
Guideline Premium and Cash Value Corridor Test
Planned Premium:  $ 927 *
Using Current Charges

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  ------------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross   12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  ----------
   1            973      100,000   100,000    100,000      189        218        248        0          0           0
   2          1,995      100,000   100,000    100,000      605        684        767        0          0           0
   3          3,068      100,000   100,000    100,000    1,005      1,160      1,329       78        233         402
   4          4,195      100,000   100,000    100,000    1,387      1,644      1,936      506        764       1,056
   5          5,378      100,000   100,000    100,000    1,893      2,285      2,745    1,012      1,404       1,864
   6          6,621      100,000   100,000    100,000    2,530      3,096      3,783    1,649      2,215       2,903
   7          7,925      100,000   100,000    100,000    3,147      3,931      4,918    2,312      3,097       4,083
   8          9,295      100,000   100,000    100,000    3,741      4,791      6,156    3,092      4,142       5,507
   9         10,733      100,000   100,000    100,000    4,314      5,676      7,508    3,944      5,305       7,137
  10         12,243      100,000   100,000    100,000    4,864      6,584      8,985    4,864      6,584       8,985
  11         13,828      100,000   100,000    100,000    5,418      7,546     10,630    5,418      7,546      10,630
  12         15,493      100,000   100,000    100,000    5,946      8,533     12,427    5,946      8,533      12,427
  13         17,241      100,000   100,000    100,000    6,447      9,545     14,393    6,447      9,545      14,393
  14         19,076      100,000   100,000    100,000    6,919     10,581     16,541    6,919     10,581      16,541
  15         21,003      100,000   100,000    100,000    7,361     11,641     18,892    7,361     11,641      18,892
  16         23,027      100,000   100,000    100,000    7,770     12,721     21,463    7,770     12,721      21,463
  17         25,152      100,000   100,000    100,000    8,145     13,824     24,279    8,145     13,824      24,279
  18         27,383      100,000   100,000    100,000    8,482     14,946     27,372    8,482     14,946      27,372
  19         29,725      100,000   100,000    100,000    8,780     16,086     30,788    8,780     16,086      30,788
  20         32,185      100,000   100,000    100,000    9,035     17,243     34,564    9,035     17,243      34,564
  25         46,455      100,000   100,000    100,000    9,408     23,050     60,396    9,408     23,050      60,396
  30         64,668      100,000   100,000    127,688    8,650     29,480    104,663    8,650     29,480     104,663
  35         87,913      100,000   100,000    207,302    5,904     36,361    178,708    5,904     36,361     178,708
  40        117,580           **   100,000    323,492       **     43,024    302,329       **     43,024     302,329
  45        155,444           **   100,000    535,668       **     48,954    510,160       **     48,954     510,160

---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the Owner. The Death Benefit, Account Value and Surrender Value for a Policy would be different from those shown if the actual gross rates of investment return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. in fact, for any given period of time, the investment results could be negative.

Flexible Premium Variable Life
$100,000 Total Sum Insured

Male, Issue Age 35, Standard Nonsmoker Underwriting Risk Class

Option A Death Benefit
Guideline Premium and Cash Value Corridor Test
Planned Premium:  $ 927 *
Using Maximum Charges

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  ---------
   1            973      100,000   100,000    100,000      165        194        223        0          0           0
   2          1,995      100,000   100,000    100,000      558        634        714        0          0           0
   3          3,068      100,000   100,000    100,000      934      1,082      1,245        7        155         318
   4          4,195      100,000   100,000    100,000    1,293      1,539      1,818      413        659         937
   5          5,378      100,000   100,000    100,000    1,777      2,150      2,589      897      1,270       1,708
   6          6,621      100,000   100,000    100,000    2,248      2,783      3,435    1,368      1,903       2,554
   7          7,925      100,000   100,000    100,000    2,696      3,427      4,351    1,861      2,593       3,517
   8          9,295      100,000   100,000    100,000    3,120      4,082      5,345    2,471      3,434       4,696
   9         10,733      100,000   100,000    100,000    3,518      4,748      6,423    3,148      4,377       6,052
  10         12,243      100,000   100,000    100,000    3,891      5,423      7,593    3,891      5,423       7,593
  11         13,828      100,000   100,000    100,000    4,236      6,105      8,862    4,236      6,105       8,862
  12         15,493      100,000   100,000    100,000    4,550      6,794     10,240    4,550      6,794      10,240
  13         17,241      100,000   100,000    100,000    4,834      7,487     11,737    4,834      7,487      11,737
  14         19,076      100,000   100,000    100,000    5,085      8,184     13,364    5,085      8,184      13,364
  15         21,003      100,000   100,000    100,000    5,300      8,880     15,133    5,300      8,880      15,133
  16         23,027      100,000   100,000    100,000    5,477      9,575     17,057    5,477      9,575      17,057
  17         25,152      100,000   100,000    100,000    5,612     10,264     19,151    5,612     10,264      19,151
  18         27,383      100,000   100,000    100,000    5,697     10,939     21,428    5,697     10,939      21,428
  19         29,725      100,000   100,000    100,000    5,728     11,595     23,904    5,728     11,595      23,904
  20         32,185      100,000   100,000    100,000    5,697     12,225     26,602    5,697     12,225      26,602
  25         46,455      100,000   100,000    100,000    4,387     14,710     44,519    4,387     14,710      44,519
  30         64,668      100,000   100,000    100,000      186     15,002     74,016      186     15,002      74,016
  35         87,913           **   100,000    143,827       **     10,097    123,988       **     10,097     123,988
  40        117,580           **        **    219,513       **         **    205,153       **         **     205,153
  45        155,444           **        **    355,113       **         **    338,203       **         **     338,203

---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the Owner. The Death Benefit, Account Value and Surrender Value for a Policy would be different from those shown if the actual gross rates of investment return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. in fact, for any given period of time, the investment results could be negative.

Flexible Premium Variable Life
$100,000 Total Sum Insured

Male, Issue Age 35, Standard Nonsmoker Underwriting Risk Class

Option B Death Benefit
Guideline Premium and Cash Value Corridor Test
Planned Premium:  $ 927 *
Using Current Charges

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  ---------
   1            973      100,000   100,000    100,000       31         55         80        0          0           0
   2          1,995      100,000   100,000    100,000      291        350        413        0          0           0
   3          3,068      100,000   100,000    100,000      536        647        769        0          0           0
   4          4,195      100,000   100,944    101,148      766        944      1,148        0         63         267
   5          5,378      101,278   101,549    101,870    1,278      1,549      1,870      397        668         989
   6          6,621      101,922   102,326    102,816    1,922      2,326      2,816    1,042      1,445       1,935
   7          7,925      102,546   103,125    103,847    2,546      3,125      3,847    1,712      2,290       3,013
   8          9,295      103,146   103,945    104,969    3,146      3,945      4,969    2,497      3,296       4,320
   9         10,733      103,724   104,786    106,192    3,724      4,786      6,192    3,353      4,415       5,821
  10         12,243      104,277   105,648    107,523    4,277      5,648      7,523    4,277      5,648       7,523
  11         13,828      104,832   106,558    109,003    4,832      6,558      9,003    4,832      6,558       9,003
  12         15,493      105,358   107,488    110,613    5,358      7,488     10,613    5,358      7,488      10,613
  13         17,241      105,857   108,437    112,366    5,857      8,437     12,366    5,857      8,437      12,366
  14         19,076      106,323   109,402    114,272    6,323      9,402     14,272    6,323      9,402      14,272
  15         21,003      106,757   110,383    116,346    6,757     10,383     16,346    6,757     10,383      16,346
  16         23,027      107,154   111,376    118,600    7,154     11,376     18,600    7,154     11,376      18,600
  17         25,152      107,514   112,379    121,050    7,514     12,379     21,050    7,514     12,379      21,050
  18         27,383      107,833   113,388    123,713    7,833     13,388     23,713    7,833     13,388      23,713
  19         29,725      108,107   114,400    126,609    8,107     14,400     26,609    8,107     14,400      26,609
  20         32,185      108,334   115,411    129,779    8,334     15,411     29,779    8,334     15,411      29,779
  25         46,455      108,475   120,091    150,479    8,475     20,091     50,479    8,475     20,091      50,479
  30         64,668      107,392   124,477    183,789    7,392     24,477     83,789    7,392     24,477      83,789
  35         87,913      104,255   127,486    237,092    4,255     27,486    137,092    4,255     27,486     137,092
  40        117,580           **   126,892    321,917       **     26,892    221,917       **     26,892     221,917
  45        155,444           **   119,891    457,797       **     19,891    357,797       **     19,891     357,797

---------
 * The Planned Premium shown is less than the Target Premium of $1,550. The illustrations assume that Planned Premiums are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the Owner. The Death Benefit, Account Value and Surrender Value for a Policy would be different from those shown if the actual gross rates of investment return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. in fact, for any given period of time, the investment results could be negative.

Flexible Premium Variable Life
$100,000 Total Sum Insured

Male, Issue Age 35, Standard Nonsmoker Underwriting Risk Class

Option B Death Benefit
Guideline Premium and Cash Value Corridor Test
Planned Premium:  $ 927 *
Using Maximum Charges

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  ---------
   1            973      100,000   100,000    100,000        7         31         55        0          0           0
   2          1,995      100,000   100,000    100,000      244        300        360        0          0           0
   3          3,068      100,000   100,000    100,000      466        570        685        0          0           0
   4          4,195      100,000   100,000    101,030      673        839      1,030        0          0         149
   5          5,378      101,163   101,415    101,715    1,163      1,415      1,715      282        535         834
   6          6,621      101,638   102,010    102,463    1,638      2,010      2,463      758      1,129       1,582
   7          7,925      102,088   102,612    103,269    2,088      2,612      3,269    1,254      1,777       2,435
   8          9,295      102,513   103,221    104,138    2,513      3,221      4,138    1,864      2,572       3,489
   9         10,733      102,911   103,835    105,074    2,911      3,835      5,074    2,540      3,464       4,703
  10         12,243      103,281   104,454    106,083    3,281      4,454      6,083    3,281      4,454       6,083
  11         13,828      103,621   105,073    107,168    3,621      5,073      7,168    3,621      5,073       7,168
  12         15,493      103,928   105,693    108,336    3,928      5,693      8,336    3,928      5,693       8,336
  13         17,241      104,203   106,309    109,592    4,203      6,309      9,592    4,203      6,309       9,592
  14         19,076      104,442   106,920    110,944    4,442      6,920     10,944    4,442      6,920      10,944
  15         21,003      104,641   107,521    112,396    4,641      7,521     12,396    4,641      7,521      12,396
  16         23,027      104,801   108,109    113,956    4,801      8,109     13,956    4,801      8,109      13,956
  17         25,152      104,915   108,678    115,630    4,915      8,678     15,630    4,915      8,678      15,630
  18         27,383      104,976   109,219    117,421    4,976      9,219     17,421    4,976      9,219      17,421
  19         29,725      104,980   109,725    119,333    4,980      9,725     19,333    4,980      9,725      19,333
  20         32,185      104,918   110,185    121,371    4,918     10,185     21,371    4,918     10,185      21,371
  25         46,455      103,412   111,450    133,703    3,412     11,450     33,703    3,412     11,450      33,703
  30         64,668           **   109,634    150,232       **      9,634     50,232       **      9,634      50,232
  35         87,913           **   101,530    170,838       **      1,530     70,838       **      1,530      70,838
  40        117,580           **        **    193,668       **         **     93,668       **         **      93,668
  45        155,444           **        **    212,119       **         **    112,119       **         **     112,119

---------
 * The Planned Premium shown is less than the Target Premium of $1,550. The illustrations assume that Planned Premiums are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the Owner. The Death Benefit, Account Value and Surrender Value for a Policy would be different from those shown if the actual gross rates of investment return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. in fact, for any given period of time, the investment results could be negative.

Flexible Premium Variable Life
$100,000 Total Sum Insured

Male, Issue Age 35, Standard Nonsmoker Underwriting Risk Class

Option A Death Benefit
Cash Value Accumulation Test
Planned Premium:  $  927 *
Using Current Charges

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  ---------
   1            973      100,000   100,000    100,000      189        218        248        0          0           0
   2          1,995      100,000   100,000    100,000      605        684        767        0          0           0
   3          3,068      100,000   100,000    100,000    1,005      1,160      1,329       78        233         402
   4          4,195      100,000   100,000    100,000    1,387      1,644      1,936      506        764       1,056
   5          5,378      100,000   100,000    100,000    1,893      2,285      2,745    1,012      1,404       1,864
   6          6,621      100,000   100,000    100,000    2,530      3,096      3,783    1,649      2,215       2,903
   7          7,925      100,000   100,000    100,000    3,147      3,931      4,918    2,312      3,097       4,083
   8          9,295      100,000   100,000    100,000    3,741      4,791      6,156    3,092      4,142       5,507
   9         10,733      100,000   100,000    100,000    4,314      5,676      7,508    3,944      5,305       7,137
  10         12,243      100,000   100,000    100,000    4,864      6,584      8,985    4,864      6,584       8,985
  11         13,828      100,000   100,000    100,000    5,418      7,546     10,630    5,418      7,546      10,630
  12         15,493      100,000   100,000    100,000    5,946      8,533     12,427    5,946      8,533      12,427
  13         17,241      100,000   100,000    100,000    6,447      9,545     14,393    6,447      9,545      14,393
  14         19,076      100,000   100,000    100,000    6,919     10,581     16,541    6,919     10,581      16,541
  15         21,003      100,000   100,000    100,000    7,361     11,641     18,892    7,361     11,641      18,892
  16         23,027      100,000   100,000    100,000    7,770     12,721     21,463    7,770     12,721      21,463
  17         25,152      100,000   100,000    100,000    8,145     13,824     24,279    8,145     13,824      24,279
  18         27,383      100,000   100,000    100,000    8,482     14,946     27,372    8,482     14,946      27,372
  19         29,725      100,000   100,000    100,000    8,780     16,086     30,788    8,780     16,086      30,788
  20         32,185      100,000   100,000    100,000    9,035     17,243     34,564    9,035     17,243      34,564
  25         46,455      100,000   100,000    120,379    9,408     23,050     60,241    9,408     23,050      60,241
  30         64,668      100,000   100,000    178,316    8,650     29,480    102,146    8,650     29,480     102,146
  35         87,913      100,000   100,000    262,491    5,904     36,361    169,600    5,904     36,361     169,600
  40        117,580           **   100,000    386,318       **     43,024    277,070       **     43,024     277,070
  45        155,444           **   100,000    574,144       **     48,954    448,025       **     48,954     448,025

---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the Owner. The Death Benefit, Account Value and Surrender Value for a policy would be different from those shown if the actual gross rates of investment return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. in fact, for any given period of time, the investment results could be negative.

Flexible Premium Variable Life
$100,000 Total Sum Insured

Male, Issue Age 35, Standard Nonsmoker Underwriting Risk Class

Option A Death Benefit
Cash Value Accumulation Test
Planned Premium:  $  927 *
Using Maximum Charges

                                 Death Benefit                  Account Value                 Surrender Value
                         -----------------------------  -----------------------------  -----------------------------
            Premiums      Assuming Hypothetical Gross    Assuming Hypothetical Gross    Assuming Hypothetical Gross
End of    Accumulated    Annual Investment Return of:   Annual Investment Return of:   Annual Investment Return of:
Policy   At 5% Interest  -----------------------------  -----------------------------  -----------------------------
 Year       Per Year     0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross  0% Gross  6% Gross  12% Gross
------   --------------  --------  --------  ---------  --------  --------  ---------  --------  --------  ---------
   1            973      100,000   100,000    100,000      165        194        223        0          0           0
   2          1,995      100,000   100,000    100,000      558        634        714        0          0           0
   3          3,068      100,000   100,000    100,000      934      1,082      1,245        7        155         318
   4          4,195      100,000   100,000    100,000    1,293      1,539      1,818      413        659         937
   5          5,378      100,000   100,000    100,000    1,777      2,150      2,589      897      1,270       1,708
   6          6,621      100,000   100,000    100,000    2,248      2,783      3,435    1,368      1,903       2,554
   7          7,925      100,000   100,000    100,000    2,696      3,427      4,351    1,861      2,593       3,517
   8          9,295      100,000   100,000    100,000    3,120      4,082      5,345    2,471      3,434       4,696
   9         10,733      100,000   100,000    100,000    3,518      4,748      6,423    3,148      4,377       6,052
  10         12,243      100,000   100,000    100,000    3,891      5,423      7,593    3,891      5,423       7,593
  11         13,828      100,000   100,000    100,000    4,236      6,105      8,862    4,236      6,105       8,862
  12         15,493      100,000   100,000    100,000    4,550      6,794     10,240    4,550      6,794      10,240
  13         17,241      100,000   100,000    100,000    4,834      7,487     11,737    4,834      7,487      11,737
  14         19,076      100,000   100,000    100,000    5,085      8,184     13,364    5,085      8,184      13,364
  15         21,003      100,000   100,000    100,000    5,300      8,880     15,133    5,300      8,880      15,133
  16         23,027      100,000   100,000    100,000    5,477      9,575     17,057    5,477      9,575      17,057
  17         25,152      100,000   100,000    100,000    5,612     10,264     19,151    5,612     10,264      19,151
  18         27,383      100,000   100,000    100,000    5,697     10,939     21,428    5,697     10,939      21,428
  19         29,725      100,000   100,000    100,000    5,728     11,595     23,904    5,728     11,595      23,904
  20         32,185      100,000   100,000    100,000    5,697     12,225     26,602    5,697     12,225      26,602
  25         46,455      100,000   100,000    100,000    4,387     14,710     44,519    4,387     14,710      44,519
  30         64,668      100,000   100,000    127,686      186     15,002     73,143      186     15,002      73,143
  35         87,913           **   100,000    179,507       **     10,097    115,983       **     10,097     115,983
  40        117,580           **        **    248,712       **         **    178,378       **         **     178,378
  45        155,444           **        **    341,712       **         **    266,650       **         **     266,650

---------
 * The illustrations assume that Planned Premiums are equal to the Target Premium and are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the Owner. The Death Benefit, Account Value and Surrender Value for a policy would be different from those shown if the actual gross rates of investment return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below the average for individual policy years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. in fact, for any given period of time, the investment results could be negative.

                              ADDITIONAL INFORMATION

  This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 4 through 24.


Contents of this Section                                                        Beginning on page
------------------------                                                        -----------------
Description of us .........................................................              33
How we support the policy and investment options...........................              33
Procedures for issuance of a policy........................................              34
Basic Sum Insured vs. Additional Sum Insured...............................              35
Commencement of investment performance.....................................              35
How we process certain policy transactions.................................              36
Effects of policy loans....................................................              37
Additional information about how certain policy charges work...............              38
How we market the policies.................................................              39
Tax considerations.........................................................              40
Reports that you will receive..............................................              42
Voting privileges that you will have.......................................              42
Changes that we can make as to your policy.................................              43
Adjustments we make to death benefits......................................              43
When we pay policy proceeds................................................              44
Other details about exercising rights and paying benefits..................              44
Legal matters..............................................................              44
Registration statement filed with the SEC..................................              45
Accounting and actuarial experts...........................................              45
Financial statements of JHVLICO and the Account............................              45
List of our Directors and Executive Officers of JHVLICO....................              46

Description of us

  We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

  We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. As of December 31, 2000, John Hancock's assets were approximately $88 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

How we support the policy and investment options

Separate Account U

  The variable investment options shown on page 1 are in fact subaccounts of Separate Account U (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or of us.

  The Account's assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  The assets in each subaccount are invested in the corresponding fund of one of the Series Funds. New subaccounts may be added as new funds are added to the Series Funds and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Series Funds.

  We will purchase and redeem Series Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a Series Fund represent an interest in one of the funds of the Series Fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard
Time).

Our general account

  Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

  Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

Procedures for issuance of a policy

  Generally, the policy is available with a minimum Basic Sum Insured at issue of $100,000. At the time of issue, the insured person must have an attained age of no more than 85. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

  Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy. The illustrations set forth in this prospectus are sex-distinct and, therefore, may not reflect the rates, charges, or values that would apply to such policies.

Minimum Initial Premium

  The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of the insured person, the Basic Sum Insured and the Additional Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

  After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's rate class should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under "Temporary insurance coverage prior to policy delivery" on page 35).

  The policy will take effect only if all of the following conditions are satisfied:

 . The policy is delivered to and received by the applicant.

 . The Minimum Initial Premium is received by us.

 . The insured person is living and still meets our health criteria for issuing insurance.

If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

  In order to preserve a younger age at issue for the insured person, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

  The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (if it is used to preserve the insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

  If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

Basic Sum Insured vs. Additional Sum Insured

  As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

  For the same amount of premiums paid, the amount of the issue charge deducted from account value and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Additional Sum Insured rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed death benefit feature after the 5th policy year. Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured) after the 5th policy year, the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed death benefit feature.

  Generally, you will incur lower issue charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed death benefit feature after the 5th policy year, the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance.

  Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax Considerations" beginning on page 40).

Commencement of investment performance

  Any premium payment processed prior to the twentieth day after the policy's date of issue will automatically be allocated to the Money Market investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

 All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

How we process certain policy transactions

Premium payments

  We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

  (1) We will process a payment received prior to a policy's date of issue as if received on the date of issue.

  (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

  (3) We will process the portion of any premium payment for which we require evidence of the insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

  (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

 . The tax problem resolves itself prior to the date the refund is to be made; or

 . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

  In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

  (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

  Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of any investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

  We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Dollar cost averaging

   Scheduled transfers under this option may be made from the Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

  Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. If you have any questions with respect to this provision, call 1-800-732-5543.

  Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the insured person. The dollar cost averaging and rebalancing options cannot be in effect at the same time. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time.

Asset Rebalancing

  This option can be elected in the application or by sending the appropriate form to our Life Servicing Office. You must specify the frequency for rebalancing (quarterly, semi-annually or annually), the preset percentage for each variable investment option and a future beginning date. The first rebalancing will occur on the monthly deduction date that occurs on or next follows the beginning date you select.

  Once elected, rebalancing will continue until we receive notice of cancellation of the option or notice of the death of the insured person. If you cancel rebalancing, you will have to wait 30 days before you can start it again.

  The fixed investment option does not participate in and is not affected by rebalancing.The rebalancing and dollar cost averaging options cannot be in effect at the same time. We reserve the right to modify, terminate or suspend the rebalancing program at any time.

Telephone transfers and policy loans

  Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

  The following transactions take effect on the policy anniversary on or next following the date we approve your request:

 . Additional Sum Insured increases.

 . Change of death benefit Option from A to B.

  A change of death benefit Option from B to A is effective on the policy anniversary on or next following the date we receive the request.

  The following transactions take effect on the monthly deduction date on or next following the date we approve your request:

 . Total Sum Insured decreases

 . Reinstatements of lapsed policies

  We process loans, surrenders, partial withdrawals and loan repayments as of the day we receive such request or repayment.

Effects of policy loans

  The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

  The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding loan equals or exceeds the surrender value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Also, taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Policy loans may also result in adverse tax consequences under certain circumstances (see "Tax considerations" beginning on page 40).

Additional information about how certain policy charges work

Sales expenses and related charges

  The sales charges (i.e., the premium sales charge and the CDSC) help to compensate us for the cost of selling our policies. (See "What charges will we deduct from your investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 39.) Similarly, administrative expenses not fully covered by the issue charge and the administrative charge may also be recovered from such other sources.

Effect of premium payment pattern

  You may structure the timing of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less premium in the first 5 policy years and more in later years could reduce your total sales charges. For example, if the Target premium was $2,000 and you paid $1,500 in each of the first 10 policy years, you would pay total sales charges of $525 and be subject to a maximum CDSC of $1,500. If you paid $1,000 in each of the first 5 policy years and $2,000 in each of policy years 6 through 10, you would pay total sales charges of only $500 and be subject to a maximum CDSC of only $1,000. However, delaying the payment of premiums to later policy years could increase the risk that the guaranteed death benefit feature will not be in effect and the surrender value will be insufficient to pay policy charges. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate.

Monthly charges

  Unless we agree otherwise, we will deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

  The insurance under the policy continues in full force during any grace period but, if the insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

  The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of any association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from any associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

How we market the policies

  John Hancock Funds, Inc. ("JHFI") and Signator Investors, Inc.("Signator") act as principal distributors of the policies sold through this prospectus. JHFI and Signator are each registered as a broker-dealer under the Securities Exchange Act of 1934, and each is a member of the National Association of Securities Dealers, Inc. JHFI's address is 101 Huntington Avenue, Boston, Massachusetts 02199. Signator's address is 200 Clarendon Street, John Hancock Place, Boston, Massachusetts 02117. JHFI and Signator are subsidiaries of John Hancock.

  You can purchase a policy through representatives of broker-dealers and certain financial institutions who have entered into selling agreements with JHFI and us, or with Signator and us. We pay compensation to these broker-dealers for promoting, marketing and selling our products through their representatives who are authorized by applicable law to sell variable life insurance polices. In turn, the broker-dealers pay a portion of the compensation to these representatives, under their own arrangements. The most common schedule of gross commissions (inclusive of overrides and expense allowance payments paid to such broker-dealers and financial institutions) is as follows:

 . 115% of first year premiums paid up to the Target Premium plus 7% of any excess premium payments,
 . 4% of all premium payments paid in policy years 2 through 4, . 3% of all premium payments paid in policy years 5 through 10, . 0.40% of account value less policy loans in policy years 2 through 10,
   and
 . 0.20% of account value less policy loans in policy year 11 and thereafter.

  In situations where the broker dealer provides some or all of the additional marketing services required, we may pay an additional gross first year commission of up to 20% of premiums paid up to the Target Premium. In such instances, we may also pay an additional gross renewal commission. The additional gross renewal commission would not be expected to exceed 0.10% of account value less policy loans in policy years 2 and thereafter. For limited periods of time, we may pay additional compensation to broker-dealers as part of special sales promotions.

  Signator also pays its branch office principals, who are also independent general agents of ours, for sales of the policies to Signator customers. In turn, the branch office principals pay a portion of their compensation to their assigned marketing representatives, under their own arrangments. The most common schedule of gross commission (inclusive of overrides and expense allowance payments paid to such branch office principals) is as follows:

 . 91.6% of the Target Premium paid in the first policy year, 8% of the Target Premium paid in each of policy years 2 through 4, and 3% of the Target Premium paid in each of policy years 5 through 10,
 . 7.64% of any premium paid in the first policy year in excess of the
   Target Premium,
 . 4% of any premium paid in each of policy years 2 through 4 in excess of the Target Premium and 2% of any premium paid in each of policy years 5 through 10 in excess of the Target Premium,
 . 0.35% of account value less policy loans in policy years 2 through 10,
   and
 . 0.15% of account value less policy loans in policy year 11 and thereafter.

    Representatives who meet certain productivity and persistency standards may be eligible for additional compensation. From time to time, JHFI and Signator, at their expense, may provide significant additional amounts to financial services firms which sell or arrange for the sale of the policies. Such amounts may include, for example, financial assistance to financial services firms in connection with their conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, and/or other events or activities sponsored by the financial services firms.

    We offer these contracts on a continuous basis, but neither JHFI nor Signator is obligated to sell any particular amount of policies. JHFI and Signator also serve as principal underwriters for John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts V and S, all of which are registered under the 1940 Act. Signator is also the principal underwriter for the John Hancock Variable Series Trust I, and JHFI is the principal underwriter for the John Hancock Declaration Trust.

   We reimburse JHFI and Signator for certain direct and indirect expenses actually incurred in connection with the marketing of these contracts. John Hancock (on behalf of JHVLICO) performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

Tax considerations

   This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

   We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

   If the policy complies with the definition of life insurance, we believe the death benefit proceeds under the policy will be excludable from the beneficiary's gross income under the Code. In addition, if you have elected the Long-Term Care Acceleration Rider, the rider's benefits generally will be excludable from gross income under the Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under Sections 101 and/or Section 7702B of the Code. We have designed the rider to meet these standards.

   Other policy distributions

   Increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership. If you have elected the Long-Term Care Acceleration Rider, as described beginning on page 19, you may be deemed to have received a distribution for tax purposes each time a deduction is made from your policy's account value to pay the rider charge.

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

  It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income and gains under the policy for the period of the disqualification and for subsequent periods.

  In the past, the United States Treasury Department has stated that it anticipated issuing guidelines prescribing circumstances in which the ability of a policy owner to direct his or her investment to particular funds may cause the policy owner, rather than the insurance company, to be treated as the owner of the shares of those funds. In that case, any income and gains attributable to those shares would be included in your current gross income for federal income tax purposes. Under current law, however, we believe that we, and not the owner of a policy, would be considered the owner of the fund's shares for tax purposes.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

7-pay premium limit

  At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

  The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

  The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 59 1/2.

  Furthermore, any time there is a "material change" in a policy (such as an increase in the Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

  Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally will be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

Reports that you will receive

  At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

  Semiannually we will send you a report containing the financial statements of the Series Funds, including a list of securities held in each fund.

Voting privileges that you will have

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Series Funds. We will vote the shares of each of the funds of a Series Fund which are deemed attributable to variable life insurance policies at regular and special meetings of the Series Fund's shareholders in accordance with instructions received from owners of such policies. Shares of the Series Fund held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a Series Fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a Series Fund, ratification of the selection of independent auditors, approval of Series Fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

Changes that we can make as to your policy

Changes relating to a Series Fund or the Account

  The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, John Hancock, or an affiliate of either, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 . Combining or removing investment options

 . Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

Adjustments we make to death benefits

  If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

When we pay policy proceeds

General

  We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person's death, we will pay the proceeds as a single sum.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Other details about exercising rights and paying benefits

Joint ownership

  If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

  You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

Legal matters

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. The law firm of Foley & Lardner, Washington, D.C., has advised us on certain Federal securities law matters in connection with the policies.

Registration statement filed with the SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Accounting and actuarial experts

  The financial statements of JHVLICO and the Account included in this prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and have been included in reliance on their reports given on their authority as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Todd G. Engelsen, F.S.A., Vice President and Illustration Actuary of JHVLICO and Second Vice President of John Hancock.

Financial statements of JHVLICO and the account

  The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

               List of Directors and Executive Officers of JHVLICO

  The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:


Directors and Executive Officers                          Principal Occupations
--------------------------------                          ---------------------
David F. D'Alessandro...................................  Chairman of the Board of JHVLICO; President and Chief Executive Officer,
                                                          John Hancock Life Insurance Company.
Michele G. Van Leer.....................................  Vice Chairman of the Board and President of JHVLICO; Senior Vice
                                                          President, John Hancock Life Insurance Company.
Ronald J. Bocage........................................  Director, Vice President and Counsel of JHVLICO; Vice President and
                                                          Counsel, John Hancock Life Insurance Company.
Bruce M. Jones..........................................  Director and Vice President of JHVLICO; Vice President, John Hancock Life
                                                          Insurance Company.
Thomas J. Lee...........................................  Director and Vice President of JHVLICO; Vice President, John Hancock Life
                                                          Insurance Company.
Barbara L. Luddy........................................  Director, Vice President and Actuary of JHVLICO; Senior Vice President,
                                                          John Hancock Life Insurance Company.
Robert S. Paster........................................  Director and Vice President of JHVLICO; Vice President, John Hancock Life
                                                          Insurance Company.
Robert R. Reitano.......................................  Director, Vice President and Chief Investment officer of JHVLICO; Vice
                                                          President and Chief Investment Strategist, John Hancock Life Insurance
                                                          Company.
Paul Strong.............................................  Director and Vice President of JHVLICO; Vice President, John Hancock Life
                                                          Insurance Company.
Roger G. Nastou.........................................  Vice President, Investments, of JHVLICO; Vice President, John Hancock Life
                                                          Insurance Company
Todd G. Engelsen........................................  Vice President and Illustration Actuary of JHVLICO; Second Vice President,
                                                          John Hancock Life Insurance Company
Julie H. Indge..........................................  Treasurer of JHVLICO; Assistant Treasurer, John Hancock Life Insurance
                                                          Company
Earl W. Baucom..........................................  Controller of JHVLICO; Senior Vice President and Controller, John Hancock
                                                          Life Insurance Company.
Peter Scavongelli.......................................  Secretary of JHVLICO; State Compliance Officer, John Hancock Life
                                                          Insurance Company



  The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
John Hancock Variable Life Insurance Company

  We have audited the accompanying consolidated balance sheet of John Hancock Variable Life Insurance Company as of December 31, 2000, and the related consolidated statements of income, changes in shareholder's equity, and cash flows for the year ended December 31, 2000. Our audit also included the financial statement schedules listed in the Index at Item 14(a). These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audit.

  We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Variable Life Insurance Company at December 31, 2000, and the consolidated results of their operations and their cash flows for the year ended December 31, 2000, in conformity with accounting principles generally accepted in the United States. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

                                                           /s/ ERNST & YOUNG LLP
Boston, Massachusetts
March 16, 2001

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                           CONSOLIDATED BALANCE SHEET


                                                                                                     December 31
                                                                                                        2000
                                                                                                    ------------
                                                                                                    (in millions)
Assets
Investments--Notes 3 and 4
Fixed maturities:
 Held-to-maturity--at amortized cost (fair value: $686.8)..........................................    $   715.4
 Available-for-sale--at fair value (cost: $1,018.8)................................................      1,011.8
Equity securities:
 Available-for-sale--at fair value (cost: $7.1)....................................................          8.1
Mortgage loans on real estate......................................................................        554.8
Real estate........................................................................................         23.9
Policy loans.......................................................................................        334.2
Short-term investments ............................................................................         21.7
Other invested assets..............................................................................         34.8
                                                                                                    ------------
  Total Investments................................................................................      2,704.7
Cash and cash equivalents..........................................................................        277.3
Accrued investment income..........................................................................         52.1
Premiums and accounts receivable...................................................................          7.0
Deferred policy acquisition costs..................................................................        994.1
Reinsurance recoverable--Note 7....................................................................         48.4
Other assets.......................................................................................         28.2
Separate accounts assets...........................................................................      8,082.9
                                                                                                    ------------
  Total Assets ....................................................................................    $12,194.7
                                                                                                    ============


The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                                                             December 31
                                                                                                2000
                                                                                           -------------
                                                                                           (in millions)
Liabilities and Shareholder's Equity
Liabilities
Future policy benefits.................................................................    $    2,754.2
Policyholders' funds...................................................................            14.2
Unearned revenue.......................................................................           212.0
Unpaid claims and claim expense reserves...............................................            11.1
Dividends payable to policyholders.....................................................             0.1
Income taxes--Note 5...................................................................            64.2
Other liabilities......................................................................           250.4
Separate accounts liabilities..........................................................         8,082.9
                                                                                           ------------
  Total Liabilities....................................................................        11,389.1
Shareholder's Equity--Note 9
Common stock, $50 par value; 50,000 shares authorized;
 50,000 shares issued and outstanding..................................................             2.5
Additional paid in capital.............................................................           572.4
Retained earnings......................................................................           232.9
Accumulated other comprehensive loss...................................................            (2.2)
                                                                                           ------------
  Total Shareholder's Equity...........................................................           805.6
                                                                                           ------------
  Total Liabilities and Shareholder's Equity...........................................    $   12,194.7
                                                                                           ============



The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                        CONSOLIDATED STATEMENT OF INCOME


                                                                                                  Year Ended
                                                                                                  December 31
                                                                                                     2000
                                                                                                -------------
                                                                                                 (in millions)
Revenues
Premiums...................................................................................     $        28.6
Universal life and investment-type product charges.........................................             337.1
Net investment income--Note 3..............................................................             213.4
Net realized investment losses, net of related amortization of deferred policy acquisition
 costs of $3.8--Notes 1, 3, and 10.........................................................             (10.6)
Other revenue..............................................................................               0.2
                                                                                                --------------
  Total revenues...........................................................................             568.7
Benefits and expenses
Benefits to policyholders..................................................................             248.6
Other operating costs and expenses.........................................................             116.8
Amortization of deferred policy acquisition costs, excluding amounts related to net
 realized investment losses of $3.8--Notes 1, 3 and 10.....................................              34.0
Dividends to policyholders.................................................................              26.1
                                                                                                --------------
  Total benefits and expenses .............................................................             425.5
                                                                                                --------------
Income before income taxes.................................................................             143.2
Income taxes--Note 5.......................................................................              43.8
                                                                                                --------------
Net income.................................................................................     $        99.4
                                                                                                ==============

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

           CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDER'S EQUITY

                            AND COMPREHENSIVE INCOME


                                                                                   Accumulated
                                                     Additional                       Other               Total
                                                      Paid In       Retained      Comprehensive       Shareholder's
                                    Common Stock      Capital       Earnings           Loss               Equity
                                    ------------    ----------      --------      -------------     ---------------
Balance at December 31, 1999....       $2.5           $572.4         $133.5          ($13.4)            $695.0
Comprehensive income:
 Net income.....................                                       99.4                               99.4
Other comprehensive income, net
 of tax:
 Net unrealized gains...........                                                       11.2               11.2
Comprehensive income............                                                                         110.6
                                       ----           ------         ------          ------             ------
Balance at December 31, 2000....       $2.5           $572.4         $232.9          ($ 2.2)            $805.6
                                       ====           ======         ======          ======             ======


The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                      CONSOLIDATED STATEMENT OF CASH FLOWS


                                                                                                Year Ended
                                                                                                December 31
                                                                                                   2000
                                                                                               ------------
                                                                                               (in millions)
Cash flows from operating activities:
 Net income...............................................................................        $   99.4
  Adjustments to reconcile net income to net cash provided by operating activities:
   Amortization of discount--fixed maturities.............................................            (1.9)
   Realized investment losses, net........................................................            10.6
   Change in deferred policy acquisition costs............................................          (141.5)
   Depreciation and amortization..........................................................             1.9
   Increase in accrued investment income..................................................           (10.2)
   Decrease in premiums and accounts receivable...........................................             0.3
   Decrease in other assets and other liabilities, net....................................            70.7
   Decrease in policy liabilities and accruals, net.......................................          (401.1)
   Increase in income taxes...............................................................            22.5
                                                                                                  --------
    Net cash used by operating activities.................................................          (349.3)
Cash flows from investing activities:
 Sales of:
  Fixed maturities available-for-sale.....................................................           194.6
  Equity securities available-for-sale....................................................             1.0
  Real estate.............................................................................             0.2
  Short-term investments and other invested assets........................................             1.3
 Maturities, prepayments and scheduled redemptions of:
  Fixed maturities held-to-maturity.......................................................            79.9
  Fixed maturities available-for-sale.....................................................            91.5
  Short-term investments and other invested assets........................................            10.1
  Mortgage loans on real estate...........................................................            85.6
 Purchases of:
  Fixed maturities held-to-maturity.......................................................          (127.2)
  Fixed maturities available-for-sale.....................................................          (424.7)
  Equity securities available-for-sale....................................................            (0.6)
  Real estate.............................................................................            (0.4)
  Short-term investments and other invested assets........................................           (38.8)
  Mortgage loans on real estate issued....................................................          (100.5)
  Other, net..............................................................................           (41.5)
                                                                                                  --------
    Net cash used in investing activities.................................................          (269.5)
Cash flows from financing activities:
 Universal life and investment-type contract deposits.....................................        $1,067.2
 Universal life and investment-type contract maturities and
  withdrawals.............................................................................          (430.7)
                                                                                                  --------
    Net cash provided by financing activities.............................................           636.5
                                                                                                  --------
    Net increase in cash and cash equivalents ............................................            17.7
Cash and cash equivalents at beginning of year............................................           259.6
                                                                                                  --------
    Cash and cash equivalents at end of year..............................................        $  277.3
                                                                                                  ========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

Note 1. Summary of Significant Accounting Policies

  John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock or the Parent). The Company, domiciled in the Commonwealth of Massachusetts, issues variable and universal life insurance policies, individual whole and term life policies and variable annuity contracts. Those policies primarily are marketed through John Hancock's sales organization, which includes a career agency system composed of Company-supported independent general agencies and a direct brokerage system that markets directly to external independent brokers. Policies are also sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

  Pursuant to a Plan of Reorganization approved by the policyholders and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company. In connection with the reorganization, John Hancock changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102 million shares of common stock were issued at an initial public offering price of $17 per share.

  Prior to 2000, the Company did not prepare its financial statements in accordance with accounting principles generally accepted in the United States and financial information on such basis currently is not readily available for earlier periods. Comparative financial statements prepared on a statutory-basis are included elsewhere in this Form 10-K.

 Principles of Consolidation

  The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Investors Partner Life Insurance Company (IPL). All significant intercompany transactions and balances have been eliminated.

  The preparation of financial statements requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

 Investments

  In accordance with the provisions of Statement of Financial Accounting Standards (SFAS) No. 115, "Accounting for Certain Investments in Debt and Equity Securities", the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date. Fixed maturity investments include bonds, mortgage-backed securities, and redeemable preferred stock and are classified as held-to-maturity or available-for-sale. Bonds and mortgage-backed securities, which the Company has the positive intent and ability to hold to maturity, are classified as held-to-maturity and carried at amortized cost. Fixed maturity investments not classified as held-to-maturity are classified as available-for-sale and are carried at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholder's equity, net of related amortization of deferred policy acquisition costs and applicable taxes. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1. Summary of Significant Accounting Policies (continued)

  For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date, and anticipated future payments and any resulting adjustment is included in net investment income.

  Equity securities include common stock and non-redeemable preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities which the Company has classified as available-for-sale, unrealized gains and losses are reflected in shareholder's equity as described above. Impairments in value deemed to be other than temporary are reported as a component of realized investment gains (losses).

  Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premium or discount, less allowance for probable losses. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate, or on the collateral value of the loan if the loan is collateral dependent. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of realized investment gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is collateral value. Foreclosed real estate is then recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

  Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of realized investment gains (losses).

  Real estate to be disposed of is carried at the lower of cost or fair value less costs to sell. Any changes to the valuation allowance for real estate to be disposed of is reported as a component of realized investment gains (losses). The Company does not depreciate real estate to be disposed of.

  Policy loans are carried at unpaid principal balances which approximate fair value.

  Short-term investments are carried at amortized cost.

  Partnership and joint venture interests in which the Company does not have control or a majority ownership interest are recorded using the equity method of accounting and included in other invested assets.

  Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are determined on the basis of specific identification and are reported net of related amortization of deferred policy acquisition costs.

 Derivative Financial Instruments

  The Company uses futures contracts, interest rate swap, cap and floor agreements, swaptions and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels and foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities. The Company also uses equity collar agreements to reduce its exposure to market fluctuations in certain equity securities.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1. Summary of Significant Accounting Policies (continued)

  The Company uses futures contracts principally to hedge risks associated with interest rate fluctuations on anticipated fixed income asset acquisitions. Futures contracts represent commitments to either purchase or sell securities at a specified future date and at a specified price or yield.

  The Company uses interest rate swap, cap and floor agreements and swaptions for the purpose of converting the interest rate characteristics (fixed or variable) of certain investments to more closely match its liabilities. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. Interest rate cap and floor agreements are contracts with a counterparty which require the payment of a premium for the right to receive payments for the difference between the cap or floor interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal) to hedge against rising and falling interest rates. Swaptions entitle the Company to receive settlement payments from other parties on specified expiration dates, contingent on future interest rates. The amount of such settlement payments, if any, is determined by the present value of the difference between the fixed rate on a market rate swap and the strike rate multiplied by the notional amount.

  Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates.

  The Company invests in common stock that is subject to fluctuations from market value changes in stock prices. The Company sometimes seeks to reduce its market exposure to such holdings by entering into equity collar agreements. A collar consists of a call option that limits the Company's potential for gain from appreciation in the stock price as well as a put option that limits the Company's potential for loss from a decline in the stock price.

  Futures contracts are carried at fair value and require daily cash settlement. Changes in the fair value of futures contracts that qualify as hedges are deferred and recognized as an adjustment to the hedged asset or liability.

  The net differential to be paid or received on interest rate swap agreements and currency rate swap agreements is accrued and recognized as a component of net investment income. The related amounts due to or from counterparties are included in accrued investment income receivable or payable.

  Premiums paid for interest rate cap and floor agreements and swaptions are deferred and amortized to net investment income on a straight-line basis over the term of the agreements. The unamortized premium is included in other assets. Amounts earned on interest rate cap and floor agreements and swaptions are recorded as an adjustment to net investment income. Settlements received on swaptions are deferred and amortized over the life of the hedged assets as an adjustment to yield.

  Interest rate swap, cap and floor agreements, swaptions and currency rate swap agreements which hedge instruments designated as available-for-sale are adjusted to fair value with the resulting unrealized gains and losses, net of related taxes, included in shareholder's equity.

  Equity collar agreements are carried at fair value and are included in other invested assets, with the resulting unrealized gains and losses included in realized investment gains (losses).

  Hedge accounting is applied after the Company determines that the items to be hedged expose it to interest or price risk, designates these financial instruments as hedges and assesses whether the instruments reduce the hedged risks through the measurement of changes in the value of the instruments and the items being hedged at both inception and throughout the hedge period.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1. Summary of Significant Accounting Policies (continued)

  From time to time, futures contracts, interest rate swaps, cap and floor agreements, swaptions and currency rate swap agreements are terminated. If the terminated position was accounted for as a hedge, realized gains or losses are deferred and amortized over the remaining lives of the hedged assets or liabilities. Realized and unrealized changes in fair value of derivatives designated with items that no longer exist or are no longer probable of occurring are recorded as a component of the gain or loss arising from the disposition of the designated item or included in income when it is determined that the item is no longer probable of occurring. Changes in the fair value of derivatives no longer effective as hedges are recognized in income from the date the derivative becomes ineffective until their expiration.

 Revenue Recognition

  Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

  Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

  Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded in income when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

 Future Policy Benefits and Policyholders' Funds

  Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 4.5% to 5.0%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the contract.

  For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 7.5% to 8.0% for life insurance liabilities and 3.5% to 10.3% for individual annuity liabilities.

  Policyholders' funds for universal life and investment-type products are equal to the policyholder account values before surrender charges. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 3.0% to 9.0% for universal life products.

  Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual life claims and estimates of incurred but not reported claims based on historical claims development patterns.

  Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1. Summary of Significant Accounting Policies (continued)

 Participating Insurance

  Participating business represents approximately 16.3% of the Company's life insurance in force and 30.1% of life insurance premiums in 2000.

  The amount of policyholders' dividends to be paid is approved annually by the Company's Board of Directors. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.

 Deferred Policy Acquisition Costs

  Costs that vary with, and are related primarily to, the production of new business have been deferred to the extent that they are deemed recoverable. Such costs include commissions, certain costs of policy issue and underwriting, and certain agency expenses. For participating traditional life insurance policies, such costs are being amortized over the life of the contracts at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the contracts. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance contracts and investment-type products, such costs are being amortized generally in proportion to the present value of expected gross profits arising principally from surrender charges and investment results, and mortality and expense margins. The effects on the amortization of deferred policy acquisition costs of revisions to estimated gross margins and profits are reflected in earnings in the period such estimated gross margins and profits are revised. For non-participating term life insurance products, such costs are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. Amortization expense was $30.2 million in 2000.

  Amortization of deferred policy acquisition costs is allocated to: (1) realized investment gains and losses for those products that realized gains and losses have a direct impact on the amortization of deferred policy acquisition costs; (2) unrealized investment gains and losses, net of tax, to provide for the effect on the deferred policy acquisition cost asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and
(3) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits, excluding realized gains and losses, relating to policies and contracts in force.

  Realized investment gains and losses related to certain products have a direct impact on the amortization of deferred policy acquisition costs as such gains and losses affect the amount and timing of profit emergence. Accordingly, to the extent that such amortization results from realized gains and losses, management believes that presenting realized investment gains and losses net of related amortization of deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

 Cash and Cash Equivalents

  Cash and cash equivalents include cash and all highly liquid debt investments with a maturity of three months or less when purchased.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1. Summary of Significant Accounting Policies (continued)

 Separate Accounts

  Separate account assets and liabilities reported in the accompanying consolidated balance sheet represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Investment income and investment gains and losses generally accrue directly to such contractholders who bear the investment risk, subject in some cases to minimum guaranteed rates. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and realized investment gains and losses of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in universal life and investment-type product charges.

 Reinsurance

  The Company utilizes reinsurance agreements to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

  Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statement of income reflects premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

 Federal Income Taxes

  The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.

 Foreign Currency Translation

  Gains or losses on foreign currency transactions are reflected in earnings.

 Accounting Changes and New Accounting Principles Adopted

  SOP 98-7, "Deposit Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk," provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk under a method referred to as deposit accounting. SOP 98-7 is effective for fiscal years beginning after June 15, 1999. SOP 98-7 did not have a material impact on the Company's consolidated financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1. Summary of Significant Accounting Policies (continued)

 Recent Accounting Pronouncements

  In June 1998, the Financial Accounting Standards Board (FASB) issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities--Deferral of the Effective Date of FASB Statement 133." This Statement amends SFAS No. 133 to defer its effective date for one year, to fiscal years beginning after June 15, 2000. In June 2000, the FASB issued SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities--an amendment of SFAS No. 133." This Statement makes certain changes in the hedging provisions of SFAS No. 133, and is effective concurrent with SFAS No. 133. As amended, SFAS No. 133 requires all derivatives to be recognized on the balance sheet at fair value, and establishes special accounting for the following three types of hedges: fair value hedges, cash flow hedges, and hedges of foreign currency exposures of net investments in foreign operations. Special accounting for qualifying hedges provides for matching the timing of gain or loss recognition on the hedging instrument with the recognition of the corresponding changes in value of the hedged item. If the derivative is a hedge, depending on the nature of the hedge, changes in the fair value of derivatives will either be offset against the change in the fair value of the hedged assets, liabilities or firm commitments through earnings or recognized in other comprehensive income until the hedged item is recognized in earnings. The ineffective portion of a derivative's change in fair value will be recognized immediately in earnings and will be included in net realized and other investment gains.

  The adoption of SFAS No. 133, as amended, will result in an increase in other comprehensive income of $0.5 million (net of tax of $0.3 million) as of January 1, 2001 that will be accounted for as the cumulative effect of an accounting change. In addition, the adoption of SFAS No. 133, as amended, will result in an increase to earnings of $4.9 million (net of tax of $2.7 million) as of January 1, 2001, that will be accounted for as the cumulative effect of an accounting change. The Company believes that its current risk management philosophy will remain largely unchanged after adoption of the Statement.

  SFAS No. 133, as amended, precludes the designation of held-to-maturity fixed maturity investment securities as hedged items in hedging relationships where the hedged risk is interest rates. As a result, in connection with the adoption of the Statement and consistent with the provisions of the Statement, on January 1, 2001, the Company will reclassify approximately $550.3 million of its held-to-maturity fixed maturity investment portfolio to the available-for-sale category. This will result in an additional increase in other comprehensive income of $4.7 million (net of tax of $2.5 million) as of January 1, 2001.

  In December 1999, the Securities and Exchange Commission (SEC) issued Staff Accounting Bulletin 101 (SAB 101), "Revenue Recognition in Financial Statements." SAB 101 clarifies the SEC staff's views on applying generally accepted accounting principles to revenue recognition in financial statements. In March 2000, the SEC issued an amendment, SAB 101A, which deferred the effective date of SAB 101. In June 2000, the SEC issued a second amendment, SAB 101B, which deferred the effective date of SAB 101 to no later than the fourth fiscal quarter of fiscal years beginning after December 15, 1999. The Company adopted SAB 101 in the fourth quarter of fiscal 2000. The adoption of SAB 101 did not have a material impact on the Company's results of operation or financial position.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1. Summary of Significant Accounting Policies (continued)

 Codification

  In March 1998, the National Association of Insurance Commissioners (NAIC) adopted codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribed statutory accounting practices and results in changes to the accounting practices that the Company and its domestic life insurance subsidiary will use to prepare their statutory-basis financial statements. The states of domicile of the Company and its domestic life insurance subsidiary have adopted Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results effective January 1, 2001. The cumulative effect of changes in accounting principles adopted to conform to the requirements of Codification will be reported as an adjustment to surplus as of January 1, 2001. Management believes that, although the implementation of Codification will have a negative impact on the Company and its domestic life insurance subsidiary's statutory-basis capital and surplus, the Company and its domestic life insurance subsidiary will remain in compliance with all regulatory and contractual obligations.

Note 2. Transactions with Parent

  John Hancock provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. John Hancock annually determines a fee for these services and facilities based on a number of criteria, which were revised in 2000 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $170.6 million, which has been included in other operating costs and expenses. As of December 31, 2000, the Company owed John Hancock $56.9 million related to these services, which is included in other liabilities. John Hancock has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's shareholder's equity from declining below $1.0 million.

  The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 2000 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $24.2 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net income by $0.9 million.

  The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of the Company's 1995 in-force block and 50% of 1996 and all future issue years of certain retail annuity contracts. In connection with this agreement, the Company is holding a deposit liability of $102.2 million as of December 31, 2000. This agreement had no impact on the Company's net gain from operations.

  Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 100% of expected mortality claims for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $1.0 million from the Company in 2000. This agreement increased the Company's net gain from operations in 2000 by $1.1 million.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 3. Investments

  The following information summarizes the components of net investment income and realized investment losses, net:


                                                                                                Year Ended
                                                                                               December 31
                                                                                                   2000
                                                                                              ------------
                                                                                              (in millions)
Net Investment Income
  Fixed maturities.....................................................................          $138.5
  Equity securities....................................................................             0.2
  Mortgage loans on real estate........................................................            44.3
  Real estate..........................................................................             4.1
  Policy loans.........................................................................            17.1
  Short-term investments...............................................................            19.4
  Other................................................................................             1.1
                                                                                                 ------
  Gross investment income..............................................................           224.7
   Less investment expenses............................................................            11.3
                                                                                                 ------
   Net investment income...............................................................          $213.4
                                                                                                 ======
Net Realized Investment Gains (Losses), Net of Related
 Amortization of Deferred Policy Acquisition Costs
 Fixed maturities .....................................................................          $(16.0)
 Equity securities.....................................................................             0.8
 Mortgage loans on real estate and real estate.........................................            (2.3)
 Derivatives and other invested assets.................................................             3.1
 Amortization adjustment for deferred policy acquisition costs.........................             3.8
                                                                                                 ------
 Net realized investment losses, net of related amortization
  of deferred policy acquisition costs.................................................          $(10.6)
                                                                                                 ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 3. Investments (continued)

  Gross gains of $1.5 million in 2000 and gross losses of $6.0 million in 2000 were realized on the sale of available-for-sale securities.

  The Company's investments in held-to-maturity securities and available-for-sale securities are summarized below:


                                                                               Gross       Gross
                                                                 Amortized   Unrealized  Unrealized     Fair
                                                                   Cost         Gains      Losses       Value
                                                                 ---------  ----------  ----------  ----------
                                                                                (in millions)
December 31, 2000
Held-to-Maturity:
Corporate securities..........................................   $  684.2       $23.4       $51.0      $  656.6
Mortgage-backed securities....................................       29.3         0.2         1.2          28.3
Obligations of states and  political subdivisions.............        1.9         0.0         0.0           1.9
                                                                 --------       -----       -----      --------
 Total........................................................   $  715.4       $23.6       $52.2      $  686.8
                                                                 ========       =====       =====      ========
Available-for-Sale:
Corporate securities..........................................   $  751.6       $20.6       $27.8      $  744.4
Mortgage-backed securities....................................      239.1         3.6         3.7         239.0
Obligations of states and  political subdivisions.............        0.9         0.0         0.0           0.9
Debt securities issued by  foreign governments................       11.1         0.3         0.6          10.8
U.S. Treasury securities and  obligations of U.S. government
 corporations and agencies....................................       16.1         0.7         0.1          16.7
                                                                 --------       -----       -----      --------
Total fixed maturities........................................    1,018.8        25.2        32.2       1,011.8
Equity securities ............................................        7.1         2.8         1.8           8.1
                                                                 --------       -----       -----      --------
 Total........................................................   $1,025.9       $28.0       $34.0      $1,019.9
                                                                 ========       =====       =====      ========

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOte 3. Investments (continued)

     The amortized cost and fair value of fixed maturities at December 31, 2000, by contractual maturity, are shown below:

                                                                                     Amortized     Fair
                                                                                       Cost       Value
                                                                                     ---------  ----------
                                                                                        (in millions)
Held-to-Maturity:
Due in one year or less......................................................        $   71.9    $   72.1
Due after one year through five years........................................           234.8       235.0
Due after five years through ten years.......................................           222.5       223.0
Due after ten years..........................................................           156.9       128.4
                                                                                     --------    --------
                                                                                        686.1       658.5
Mortgage-backed securities...................................................            29.3        28.3
                                                                                     --------    --------
 Total.......................................................................        $  715.4    $  686.8
                                                                                     ========    ========
Available-for-Sale:
Due in one year or less......................................................        $   24.9    $   24.8
Due after one year through five years........................................           332.3       333.0
Due after five years through ten years.......................................           290.0       281.0
Due after ten years..........................................................           132.5       134.0
                                                                                     --------    --------
                                                                                        779.7       772.8
Mortgage-backed securities...................................................           239.1       239.0
                                                                                     --------    --------
 Total.......................................................................        $1,018.8    $1,011.8
                                                                                     ========    ========

     Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

     The Company participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2000, $1.4 million of the Company's bonds and stocks, at market value, were on loan to various brokers/dealers, but were fully collateralized by cash and U.S. government securities in an account held in trust for the Company. The market value of the loaned securities is monitored on a daily basis, and the Company obtains additional collateral when deemed appropriate.

     Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 3. Investments (continued)

     Changes in the allowance for probable losses on mortgage loans on real estate were as follows:

                                              Balance at                          Balance at
                                              Beginning                             End of
                                               of Year    Additions  Deductions      Year
                                             -----------  ---------  ----------  -------------
                                                              (in millions)
Year ended December 31, 2000
Mortgage loans on real estate..........         $3.8        $1.2        $0.0         $5.0
                                                ====        ====        ====         ====

     At December 31, 2000 the total recorded investment in mortgage loans that are considered to be impaired under SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses were as follows:

                                                                  December 31
                                                                     2000
                                                                ---------------
                                                                 (in millions)
Impaired mortgage loans on real estate with provision for
 losses.......................................................       $4.2
Provision for losses..........................................        1.2
                                                                     ----
Net impaired mortgage loans on real estate....................       $3.0
                                                                     ====

     The average investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                                  Year Ended
                                                                  December 31
                                                                     2000
                                                                ---------------
                                                                 (in millions)
Average recorded investment in impaired loans.................       $2.1
Interest income recognized on impaired loans..................        0.3

     The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

     Restructured commercial mortgage loans aggregated $3.4 million as of December 31, 2000.The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:

                                                                  Year Ended
                                                                  December 31
                                                                     2000
                                                                ---------------
                                                                 (in millions)
Expected.......................................................           0.34
Actual.........................................................           0.27

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 3. Investments (continued)

     At December 31, 2000, the mortgage portfolio was diversified by geographic region and specific collateral property type as displayed below:

                          Carrying     Geographic                  Carrying
Property Type              Amount      Concentration                Amount
-------------           -------------  -------------            ---------------
                        (in millions)                            (in millions)
Apartments............     $129.2      East North Central......     $ 68.1
Hotels................       15.1      East South Central......       27.6
Industrial............       77.4      Middle Atlantic.........       27.1
Office buildings......       99.2      Mountain................       35.7
Retail................       45.7      New England.............       44.5
Mixed Use.............       13.5      Pacific.................      120.7
Agricultural..........      165.6      South Atlantic..........      156.7
Other.................       14.1      West North Central......       16.9
                                       West South Central......       59.3
                                       Canada/Other............        3.2
Allowance for losses..       (5.0)     Allowance for losses....       (5.0)
                           ------                                   ------
 Total                     $554.8       Total..................     $554.8
                           ======                                   ======

     Bonds with amortized cost of $7.0 million were non-income producing for the year ended December 31, 2000.

     Depreciation expense on investment real estate was $0.6 million in 2000. Accumulated depreciation was $2.5 million at December 31, 2000.

     Investments in unconsolidated joint ventures and partnerships accounted for by using the equity method of accounting totaled $0.4 million at December 31, 2000. Total combined assets of these joint ventures and partnerships were $28.5 million (consisting primarily of investments), and total combined liabilities were $8.7 million (including $2.9 million of non-recourse notes payable to banks) at December 31, 2000. Total combined revenues and expenses of such joint ventures and partnerships were $77.6 million and $76.3 million, respectively, resulting in $1.3 million of total combined income from operations before income taxes in 2000. Net investment income on investments accounted for on the equity method totaled $0.4 million in 2000.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 4. Derivatives

     The notional amounts, carrying values and estimated fair values of the Company's derivative instruments are as follows:

                                                                      Number of
                                                                      Contracts/    Assets (Liabilities)
                                                                       Notional   ------------------------
                                                                       Amounts              2000
                                                                      ----------  ------------------------
                                                                                    Carrying       Fair
                                                                         2000        Value        Value
                                                                      ----------  -----------  -----------
                                                                                 (in millions)
Asset Hedges:
 Futures contracts to sell securities.............................             6          --           --
 Interest rate swap agreements....................................
  Notional........................................................        $600.0          --        (10.8)
  Average fixed rate--paid........................................          6.38%         --           --
  Average float rate--received....................................          6.69%         --           --
 Currency rate swap agreements....................................        $ 22.3        (0.6)        (0.6)
 Equity collar agreements.........................................            --         0.4          0.4
Liability Hedges:
 Futures contracts to acquire securities..........................            43         0.1          0.1
 Interest rate swap agreements....................................
  Notional........................................................        $570.0                      9.6
  Average fixed rate--received....................................          6.43%         --           --
  Average float rate--paid........................................          6.69%         --           --
 Interest rate cap agreements.....................................        $239.4         2.1          2.1
 Interest rate floor agreements...................................         485.4         4.5          4.5

     Financial futures contracts are used principally to hedge risks associated with interest rate fluctuations on anticipated fixed income asset acquisitions. The Company is subject to the risks associated with changes in the value of the underlying securities; however, such changes in value generally are offset by opposite changes in the value of the hedged items. The contracts or notional amounts of the contracts represent the extent of the Company's involvement but not the future cash requirements, as the Company intends to close the open positions prior to settlement. The futures contracts expire in March 2001.

     The interest rate swap agreements expire in 2001 to 2011. The interest rate cap agreements expire in 2006 to 2007 and interest rate floor agreements expire in 2010. The currency rate swap agreements expire in 2006 to 2015. The equity collar agreements expire in 2005.

     Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap and floor agreements, swaptions, and currency swap agreements and equity collar agreements are based on current settlement values. The current settlement values are based on quoted market prices, which utilize pricing models or formulas using current assumptions.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 4. Derivatives (continued)

     The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

Note 5. Income Taxes

     The Company is included in the consolidated federal income tax return of John Hancock Financial Services, Inc. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments.

     The components of income taxes were as follows:

                                                                  Year Ended
                                                                  December 31
                                                                     2000
                                                                ---------------
                                                                 (in millions)
Current taxes:
 Federal.......................................................      $15.2
 Foreign.......................................................        0.6
                                                                     -----
                                                                      15.8
Deferred taxes:
 Federal.......................................................       28.0
 Foreign.......................................................         --
                                                                     -----
                                                                      28.0
                                                                     -----
  Total income taxes...........................................      $43.8
                                                                     =====

     A reconciliation of income taxes computed by applying the federal income tax rate to income before income taxes and the consolidated income tax expense charged to operations follows:

                                                                  Year Ended
                                                                  December 31
                                                                     2000
                                                                ---------------
                                                                 (in millions)
Tax at 35%....................................................      $50.1
 Add (deduct):
 Equity base tax..............................................       (5.6)
 Tax credits..................................................       (0.6)
 Foreign taxes................................................        0.6
 Tax exempt investment income.................................       (0.7)
                                                                    -----
  Total income taxes..........................................      $43.8
                                                                    =====

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 5. Income Taxes (continued)

     The significant components of the Company's deferred tax assets and liabilities were as follows:


                                                                  December 31
                                                                     2000
                                                                ---------------
                                                                 (in millions)
Deferred Tax Assets:
 Policy reserve adjustments..................................       $ 74.6
 Other postretirement benefits...............................         23.3
 Book over tax basis of investments..........................          7.8
 Interest....................................................          7.5
 Unrealized losses...........................................          1.4
                                                                    ------
  Total deferred tax assets..................................        114.6
                                                                    ------
Deferred Tax Liabilities:
 Deferred policy acquisition costs...........................        199.1
 Depreciation................................................          1.8
 Basis in partnerships.......................................          0.4
 Market discount on bonds....................................          0.6
 Other.......................................................          9.5
                                                                    ------
  Total deferred tax liabilities.............................        211.4
                                                                    ------
  Net deferred tax liabilities...............................       $ 96.8
                                                                    ======


     The Company made income tax payments of $62.9 million in 2000.

Note 6. Debt and Line of Credit

  At December 31, 2000, the Company had a line of credit with John Hancock Capital Corporation, an indirect, wholly-owned subsidiary of John Hancock, totaling $250.0 million. John Hancock Capital Corporation will commit, when requested, to loan funds at prevailing interest rates as agreed to from time to time between John Hancock Capital Corporation and the Company. At December 31, 2000, the Company had no outstanding borrowings under the agreement.

Note 7. Reinsurance

     The effect of reinsurance on premiums written and earned was as follows:

                                                                2000 Premiums
                                                               ---------------
                                                               Written   Earned
                                                               -------  --------
                                                                (in millions)
Life Insurance:
 Direct..................................................      $34.1     $34.1
 Ceded...................................................       (5.5)     (5.5)
                                                               -----     -----
  Net life insurance premiums............................      $28.6     $28.6
                                                               =====     =====

  For the year ended December 31, 2000, benefits to policyholders under life ceded reinsurance contracts were $3.0 million.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 7. Reinsurance (continued)

  Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

Note 8. Commitments and Contingencies

  The Company has extended commitments to purchase long-term bonds, issue real estate mortgages and purchase other assets totaling $37.0 million, $6.3 million and $17.4 million, respectively, at December 31, 2000. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above was $62.9 million at December 31, 2000. The majority of these commitments expire in 2001.

  In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 2000. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

  During 1997, John Hancock entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, John Hancock specifically denied any wrongdoing. The reserve held in connection with the settlement to provide for relief to class members and for legal and administrative costs associated with the settlement amounted to $66.3 million at December 31, 2000. No costs were incurred in 2000. The estimated reserve is based on a number of factors, including the estimated cost per claim and the estimated costs to administer the claims.

  During 1996, management determined that it was probable that a settlement would occur and that a minimum loss amount could be reasonably estimated. Accordingly, the Company recorded its best estimate based on the information available at the time. The terms of the settlement agreement were negotiated throughout 1997 and approved by the court on December 31, 1997. In accordance with the terms of the settlement agreement, the Company contacted class members during 1998 to determine the actual type of relief to be sought by class members. The majority of responses from class members were received by the fourth quarter of 1998. The type of relief sought by class members differed from the Company's previous estimates, primarily due to additional outreach activities by regulatory authorities during 1998 encouraging class members to consider alternative dispute resolution relief. In 1999, the Company updated its estimate of the cost of claims subject to alternative dispute resolution relief and revised its reserve estimate accordingly.

  Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. John Hancock and the Company will continue to update their estimate of the final cost of the settlement as claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at the time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional costs related to the settlement cannot be estimated with precision. If the Company's share of the settlement increases, John Hancock will contribute additional capital to the Company so that the Company's total shareholder's equity would not be impacted.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 9. Shareholder's Equity

  (a) Other Comprehensive Loss

  The components of accumulated other comprehensive loss are as follows:


                                                                  Accumulated
                                                                     Other
                                                                 Comprehensive
                                                                    Income
                                                                ---------------
Balance at January 1, 2000....................................      ($13.4)
                                                                    ------
Gross unrealized gains (net of deferred income tax expense
 of $9.7 million).............................................        18.0
Less reclassification adjustment for gains, realized in net
 income (net of tax expense of $1.6 million)..................        (2.9)
Adjustment to deferred policy acquisition costs (net of
 deferred income tax benefit of $2.1 million).................        (3.9)
                                                                    ------
Net unrealized gains..........................................        11.2
                                                                    ------
Balance at December 31, 2000..................................       ($2.2)
                                                                    ======



  Net unrealized investment gains (losses), included in the consolidated balance sheet as a component of shareholder's equity, are summarized as follows:


                                                                     2000
                                                                ---------------
                                                                 (in millions)
Balance, end of year comprises:
 Unrealized investment gains (losses) on:
 Fixed maturities............................................       ($7.0)
 Equity investments..........................................         1.0
 Derivatives and other.......................................         0.3
                                                                    -----
  Total......................................................        (5.7)
Amounts attributable to:
 Deferred policy acquisition cost............................         2.1
 Deferred federal income taxes...............................         1.4
                                                                    -----
  Total......................................................         3.5
                                                                    -----
  Net unrealized investment gains............................       ($2.2)
                                                                    =====

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  (b) Statutory Results

  The Company and its domestic insurance subsidiary prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. Prescribed statutory accounting practices include state laws, regulations and administrative rules, as well as guidance published by the NAIC. Permitted accounting practices encompass all accounting practices that are not prescribed by the sources noted above. Since 1988, the Commonwealth of Massachusetts Division of Insurance has provided the Company with approval to recognize a pension plan prepaid expense in accordance with the requirements of SFAS No. 87, "Employers' Accounting for Pensions." The Company furnishes the Commonwealth of Massachusetts Division of Insurance with an actuarial certification of the prepaid expense computation on an annual basis. The pension plan prepaid expense amounted to $55.6 million at December 31, 2000.

  Statutory net income and surplus include the accounts of the Company and its wholly-owned subsidiary, Investors Partners Life Insurance Company.


                                                                     2000
                                                                ---------------
                                                                 (in millions)
Statutory net income.........................................       $ 26.6
Statutory surplus............................................        527.2

  Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of Massachusetts Commissioner of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

Note 10. Segment Information

  The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets or distribution channels.

  Retail-Protection Segment. Offers a variety of individual life insurance, including participating whole life, term life, universal life and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, direct marketing and the Internet.

  Retail-Asset Gathering Segment. Offers individual annuities, consisting of fixed deferred annuities, fixed immediate annuities, single premium immediate annuities, and variable annuities. This segment distributes its products through distribution channels including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The accounting policies of the segments are the same as those described in the summary of significant accounting policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

  Management of the Company evaluates performance based on segment after-tax operating income, which excludes the effect of net realized investment gains or losses and unusual or non-recurring events and transactions. Segment after-tax operating income is determined by adjusting GAAP net income for net realized investment gains and losses, including gains and losses on disposals of businesses and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of after-tax operating income enhances its understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business.

  Amounts reported as segment adjustments in the tables below primarily relate to: (i) certain realized investment gains (losses), net of related amortization adjustment for deferred policy acquisition costs; (ii) benefits to policyholders and expenses incurred relating to the settlement of a class action lawsuit against the Company involving certain individual life insurance policies sold from 1979 through 1996; (iii) restructuring costs related to our distribution systems and retail operations; (iv) the surplus tax on mutual life insurance companies that was allocated by John Hancock to the Company; and (v) a charge for certain one time costs associated with John Hancock's demutualization process.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The following table summarizes selected financial information by segment for the year ended or as of December 31 and reconciles segment revenues and segment after-tax operating income to amounts reported in the consolidated statements of income (in millions):


                                                       Retail
                                            Retail      Asset
                                          Protection  Gathering   Consolidated
                                          ----------  ---------  --------------
2000
Revenues:
 Segment revenues......................   $  530.8    $   48.5     $   579.3
 Realized investment losses, net.......      (10.6)         --         (10.6)
                                          --------    --------     ---------
 Revenues..............................   $  520.2    $   48.5     $   568.7
                                          ========    ========     =========
 Net investment income.................   $  215.9       ($2.5)    $   213.4
Net Income:
 Segment after-tax operating income....       96.0         6.3         102.3
 Realized investment losses, net.......       (6.8)         --          (6.8)
 Restructuring charges.................       (1.1)         --          (1.1)
 Surplus tax...........................        5.4         0.2           5.6
 Other demutualization related costs...       (0.5)       (0.1)         (0.6)
                                          --------    --------     ---------
 Net income............................   $   93.0    $    6.4     $    99.4
                                          ========    ========     =========
Supplemental Information:
 Equity in net income of investees
  accounted for by the equity method...   $    1.3          --     $     1.3
 Amortization of deferred policy
  acquisition costs....................       17.6        16.4          34.0
 Income tax expense....................       40.7         3.1          43.8
 Segment assets........................    9,326.9     2,867.8      12,194.7
Net Realized Investment Gains Data:
 Net realized investment losses........   $  (14.4)         --     $   (14.4)
 Add capitalization/less amortization
  of deferred policy acquisition costs
  related to net realized investment
  gains (losses).......................        3.8          --           3.8
                                          --------    --------     ---------
 Net realized investment losses, net
  of related amortization of deferred
  policy acquisition costs--per
  consolidated financial statements....      (10.6)         --         (10.6)
 Less income tax effect................        3.8          --           3.8
                                          --------    --------     ---------
 Realized investment losses,
  net-after-tax adjustment made to
  calculate segment operating income...      ($6.8)         --         ($6.8)
                                          ========    ========     =========

  The Company operates only in the United States. The Company has no reportable major customers and revenues are attributed to countries based on the location of customers.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 11. Fair Value of Financial Instruments

  The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented herein do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented herein.

  The following methods and assumptions were used by the Company to determine the fair values of financial instruments:

  Fair values for publicly traded fixed maturities (including redeemable preferred stocks) are obtained from an independent pricing service. Fair values for private placement securities and fixed maturities not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices.

  The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rate or the fair value of the underlying collateral for loans that are collateral dependent.

  The carrying amount in the balance sheet for policy loans, short-term investments and cash and cash equivalents approximates their respective fair values.

  The fair value for fixed-rate deferred annuities is the cash surrender value, which represents the account value less applicable surrender charges. Fair values for immediate annuities without life contingencies are estimated based on discounted cash flow calculations using current market rates.

  The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, swaptions, currency rate swap agreements and equity collar agreements. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

  The fair value for commitments approximates the amount of the initial commitment.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The following table presents the carrying amounts and fair values of the Company's financial instruments:


                                                          December 31
                                                              2000
                                                   ----------------------------
                                                   Carrying Value   Fair Value
                                                   --------------  ------------
                                                         (in millions)
Assets:
 Fixed maturities:
  Held-to-maturity..............................     $  715.4       $  686.8
  Available-for-sale............................      1,011.8        1,011.8
 Equity securities:
  Available-for-sale............................          8.1            8.1
 Mortgage loans on real estate..................        554.8          574.2
 Policy loans...................................        334.2          334.2
 Short-term investments.........................         21.7           21.7
 Cash and cash equivalents......................        277.3          277.3
Liabilities:
Fixed rate deferred and immediate annuities              63.8           60.4

Derivatives assets/(liabilities) relating to:
  Futures contracts, net........................          0.1            0.1
  Interest rate swap agreements.................                        (1.2)
  Interest rate cap agreements..................          2.1            2.1
  Interest rate floor agreements................          4.5            4.5
  Currency rate swap agreements.................         (0.6)          (0.6)
  Equity collar agreements......................          0.4            0.4
Commitments.....................................           --           62.9

                         REPORT OF INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Variable Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 2000, 1999 and 1998, and the related statutory-basis statements of operations and unassigned deficit and cash flows for each of the three years in the period ended December 31, 2000. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States and the effects on the accompanying financial statements also are described in Note 1.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of John Hancock Variable Life Insurance Company at December 31, 2000, 1999, and 1998, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2000.

  However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 2000, 1999, and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.


                                                           /s/ ERNST & YOUNG LLP
Boston, Massachusetts
March 9, 2001

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

               STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                                                      December 31
                                                            --------------------------------
                                                              2000        1999         1998
                                                            ----------  ----------  -----------
                                                                     (In millions)
Assets
 Bonds--Note 6.......................................       $ 1,400.5   $ 1,216.3    $1,185.8
 Preferred stocks....................................            44.0        35.9        36.5
 Common stocks.......................................             2.8         3.2         3.1
 Investment in affiliates............................            84.8        80.7        81.7
 Mortgage loans on real estate--Note 6...............           456.0       433.1       388.1
 Real estate.........................................            24.5        25.0        41.0
 Policy loans........................................           218.9       172.1       137.7
 Cash items:
  Cash in banks......................................            45.4        27.2        11.4
  Temporary cash investments.........................           226.6       222.9         8.5
                                                            ---------   ---------    --------
                                                                272.0       250.1        19.9
 Premiums due and deferred...........................            73.0        29.9        32.7
 Investment income due and accrued...................            43.3        33.2        29.8
 Other general account assets........................            17.6        65.3        47.5
 Assets held in separate accounts....................         8,082.8     8,268.2     6,595.2
                                                            ---------   ---------    --------
  Total Assets.......................................       $10,720.2   $10,613.0    $8,599.0
                                                            =========   =========    ========


Obligations and Stockholder's Equity
Obligations
 Policy reserves.....................................       $ 2,207.9   $ 1,866.6    $1,652.0
 Federal income and other taxes payable--Note 1......            (7.4)       67.3        44.3
 Other general account obligations...................           166.3       219.0       150.9
 Transfers from separate accounts, net...............          (198.5)     (221.6)     (190.3)
 Asset valuation reserve--Note 1.....................            26.7        23.1        21.9
 Obligations related to separate accounts............         8,076.4     8,261.6     6,589.4
                                                            ---------   ---------    --------
   Total Obligations.................................        10,271.4    10,216.0     8,268.2
                                                            =========   =========    ========
Stockholder's Equity
 Common Stock, $50 par value; authorized 50,000
  shares; issued and outstanding 50,000 shares.......             2.5         2.5         2.5
 Paid-in capital.....................................           572.4       572.4       377.5
 Unassigned deficit--Note 10.........................          (126.1)     (177.9)      (49.2)
                                                            ---------   ---------    --------
  Total Stockholder's Equity.........................           448.8       397.0       330.8
                                                            ---------   ---------    --------
 Total Obligations and Stockholder's Equity..........       $10,720.2   $10,613.0    $8,599.0
                                                            =========   =========    ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

        STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT


                                                                                         Year Ended December 31
                                                                                    -------------------------------
                                                                                      2000       1999        1998
                                                                                    ---------  ---------  ---------
                                                                                             (In Millions)
Income
 Premiums....................................................................       $  945.5   $  950.8    $1,272.3
 Net investment income--Note 3...............................................          176.7      136.0       122.8
 Other, net..................................................................          475.6      605.4       618.1
                                                                                    --------   --------    --------
                                                                                     1,597.8    1,692.2     2,013.2
Benefits and Expenses
 Payments to policyholders and beneficiaries.................................          340.8      349.9       301.4
 Additions to reserves to provide for future payments to policyholders and
  beneficiaries..............................................................          844.4      888.8     1,360.2
 Expenses of providing service to policyholders and obtaining new
  insurance--Note 5..........................................................          363.4      314.4       274.2
 State and miscellaneous taxes...............................................           25.8       20.5        28.1
                                                                                    --------   --------    --------
                                                                                     1,574.4    1,573.6     1,963.9
                                                                                    --------   --------    --------
Gain From Operations Before Federal Income Tax (Credit) Expense and Net
  Realized Capital Losses....................................................           23.4      118.6        49.3
Federal income tax (credit) expense--Note 1..................................          (18.0)      42.9        33.1
                                                                                    --------   --------    --------
Gain From Operations Before Net Realized Capital Losses......................           41.4       75.7        16.2
Net realized capital losses--Note 4..........................................          (18.2)      (1.7)       (0.6)
                                                                                    --------   --------    --------
Net Income...................................................................           23.2       74.0        15.6
Unassigned deficit at beginning of year......................................         (177.9)     (49.2)      (58.3)
Net unrealized capital gains (losses) and other adjustments--Note 4..........            8.0       (3.8)       (6.0)
Adjustment to premiums due and deferred......................................           21.4         --          --
Other reserves and adjustments--Note 10......................................           (0.8)    (198.9)       (0.5)
                                                                                    --------   --------    --------
Unassigned Deficit at End of Year............................................       $ (126.1)  $ (177.9)   $  (49.2)
                                                                                    ========   ========    ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                   STATUTORY-BASIS STATEMENTS OF CASH FLOWS


                                                                                           Year Ended December 31
                                                                                        ----------------------------
                                                                                         2000      1999        1998
                                                                                        --------  --------  -----------
                                                                                               (In millions)
Cash flows from operating activities:
 Insurance premiums...............................................................      $ 939.9   $ 958.5    $1,275.3
 Net investment income............................................................        166.0     134.2       118.2
 Benefits to policyholders and beneficiaries......................................       (315.1)   (321.6)     (275.5)
 Dividends paid to policyholders..................................................        (26.1)    (25.6)      (22.3)
 Insurance expenses and taxes.....................................................       (362.4)   (344.8)     (296.9)
 Net transfers to separate accounts...............................................       (513.0)   (705.3)     (874.4)
 Other, net.......................................................................        347.4     540.6       551.3
                                                                                        -------   -------    --------
   Net Cash Provided From Operations..............................................        236.7     236.0       475.7
                                                                                        -------   -------    --------
Cash flows used in investing activities:
 Bond purchases...................................................................       (450.7)   (240.7)     (618.8)
 Bond sales.......................................................................        148.0     108.3       340.7
 Bond maturities and scheduled redemptions........................................         80.0      78.4       111.8
 Bond prepayments.................................................................         29.4      18.7        76.5
 Stock purchases..................................................................         (8.8)     (3.9)      (23.4)
 Proceeds from stock sales........................................................          1.7       3.6         1.9
 Real estate purchases............................................................         (0.4)     (2.2)       (4.2)
 Real estate sales................................................................          0.2      17.8         2.1
 Other invested assets purchases..................................................        (13.8)     (4.5)         --
 Mortgage loans issued............................................................        (85.7)    (70.7)     (145.5)
 Mortgage loan repayments.........................................................         61.6      25.3        33.2
 Other, net.......................................................................         23.7     (68.9)     (435.2)
                                                                                        -------   -------    --------
  Net Cash Used in Investing Activities...........................................       (214.8)   (138.8)     (660.9)
                                                                                        -------   -------    --------
Cash flows from financing activities:
 Capital contribution.............................................................           --     194.9          --
 Net (decrease) increase in short-term note payable...............................           --     (61.9)       61.9
                                                                                        -------   -------    --------
  Net Cash Provided From Financing Activities.....................................           --     133.0        61.9
                                                                                        -------   -------    --------
  Increase (Decrease) In Cash and Temporary Cash Investments......................         21.9     230.2      (123.3)
Cash and temporary cash investments at beginning of year..........................        250.1      19.9       143.2
                                                                                        -------   -------    --------
   Cash and Temporary Cash Investments at End of Year.............................      $ 272.0   $ 250.1    $   19.9
                                                                                        =======   =======    ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

Note 1.   Nature of Operations and Significant Accounting Practices

     John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, writes variable and universal life insurance policies and variable annuity contracts. Those policies primarily are marketed through John Hancock's sales organization, which includes a career agency system composed of Company-supported independent general agencies and a direct brokerage system that markets directly to external independent brokers. Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

     Pursuant to a Plan of Reorganization approved by the policyholders and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company. In connection with the reorganization, John Hancock changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102 million shares of common stock were issued at an initial public offering price of $17 per share.

     The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

     Basis of Presentation: The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

     The significant differences from GAAP include:(1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized in relation to future estimated gross profits; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available-for-sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred. The carrying values of investment securities and real estate are reduced through the income statement when there has been a decline in value deemed other than temporary and mortgage loan valuation allowances, if necessary, are established when the Company determines it is probable that it will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement;
(7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and
(9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions, are recorded directly to unassigned deficit rather than being reflected in income. GAAP net income for the year ended December 31, 2000 and GAAP shareholder's equity as of December 31, 2000 and 1999 were $99.4 million, $805.6 million and $695.0 million, respectively. The effects of variances from GAAP on net income for the year ended December 31, 1999 have not been determined but are presumed to be material.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1. Nature of Operations and Significant Accounting Practices (continued)

     The significant accounting practices of the Company are as follows:

     Permitted Statutory Accounting Practices: In March 1998, the National Association of Insurance Commissioners (NAIC) adopted codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribed statutory accounting practices and results in changes to the accounting practices that the Company will use to prepare its statutory-basis financial statements. The Commonwealth of Massachusetts Division of Insurance has adopted Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results effective January 1, 2001. The cumulative effect of changes in accounting principles adopted to conform to the requirements of Codification will be reported as an adjustment to surplus as of January 1, 2001. Management believes that, although the implementation of Codification will have a negative impact on the Company's statutory-basis capital and surplus, the Company will remain in compliance with all regulatory and contractual obligations.

     Revenues and Expenses: Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

     Cash and Temporary Cash Investments: Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

     Valuation of Assets: General account investments are carried at amounts determined on the following bases:

     Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

     Investments in affiliates are included on the statutory equity method.

     Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

     The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap and floor agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged. Net premiums related to equity collar positions are amortized into income on a straight-line basis over the term of the collars. The interest rate cap and floor agreements and collars are carried at fair value, with changes in fair value reflected directly in unassigned deficit.

     Mortgage loans are carried at outstanding principal balance or amortized cost.

     Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $2.5 million in 2000, $1.9 million in 1999, and $3.0 million in 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1. Nature of Operations and Significant Accounting Practices (continued)

     Real estate acquired in satisfaction of debt and real estate held for sale are carried at the lower of cost or fair value.

     Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

     Asset Valuation and Interest Maintenance Reserves: The Asset Valuation Reserve (AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

     The Company also records the NAIC prescribed Interest Maintenance Reserve
(IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 2000, the IMR, net of 2000 amortization of $1.6 million, amounted to $4.2 million, which is included in other general account obligations. The corresponding 1999 amounts were $2.3 million and $7.4 million, respectively, and the corresponding 1998 amounts were $2.4 and $10.7 million, respectively.

     Goodwill: The excess of cost over the statutory book value of the net assets of life insurance business acquired was $6.3 million, $8.9 million, and $11.4 million at December 31, 2000, 1999 and 1998, respectively, and generally is amortized over a ten-year period using a straight-line method.

     Separate Accounts: Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable annuity contracts and variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

     Fair Value Disclosure of Financial Instruments: Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

     The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

     The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

     Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

     The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1. Nature of Operations and Significant Accounting Practices (continued)

     Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap agreements, and currency swap agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

     The fair value for mortgage loans is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations.

     The carrying amount in the statement of financial position for policy loans approximates their fair value.

     The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 2000.

     Capital Gains and Losses: Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

     Policy Reserves: Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and 4 1/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 4 1/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and 5 1/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and 4 1/2% interest for policies issued in 1995 through 2000.

     Federal Income Taxes: Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return for the affiliated group. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made federal income tax payments of $65.1 million in 2000, $10.6 million in 1999, and $38.2 million in 1998.

     Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 1. Nature of Operations and Significant Accounting Practices (continued)

     Amounts for disputed tax issues relating to the prior years are charged or credited directly to policyholders' contingency reserve.

     Adjustments to Policy Reserves: From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. No such refinements were made during 2000, 1999 or 1998.

     Reinsurance: Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

Note 2. Investment in Affiliate

     The Company owns all outstanding shares of Investors Partner Life Insurance Company (IPL). IPL manages a block of single premium whole life insurance business and began marketing term life and variable universal life products through brokers in 1999.

     Summarized statutory-basis financial information for IPL for 2000, 1999 and 1998 is as follows:


                                                        2000    1999     1998
                                                       ------  ------  --------
                                                           (In millions)
Total assets........................................   $554.7  $571.0   $587.8
Total liabilities...................................    476.3   499.2    517.5
Total revenues......................................     42.8    35.6     38.8
Net income..........................................      3.3     3.5      3.8


Note 3. Net Investment Income

     Investment income has been reduced by the following amounts:


                                                          2000   1999    1998
                                                          -----  -----  ------
                                                             (In millions)
Investment expenses....................................   $ 9.0  $ 9.5   $ 8.3
Interest expense.......................................      --    1.7     2.4
Depreciation expense...................................     0.6    0.6     0.8
Investment taxes.......................................     0.5    0.3     0.7
                                                          -----  -----   -----
                                                          $10.1  $12.1   $12.2
                                                          =====  =====   =====

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 4. Net Capital Gains (Losses) and Other Adjustments

     Net realized capital losses consist of the following items:


                                                       2000    1999      1998
                                                      -------  ------  --------
                                                          (In millions)
Net (losses) gains from asset sales................   $(19.5)  $(2.8)   $ 7.6
Capital gains tax..................................     (0.3)    0.2     (2.9)
Amounts transferred to IMR.........................      1.6     0.9     (5.3)
                                                      ------   -----    -----
 Net realized capital losses.......................   $(18.2)  $(1.7)   $(0.6)
                                                      ======   =====    =====

     Net unrealized capital gains (losses) and other adjustments consist of the following items:

                                                       2000    1999      1998
                                                       ------  ------  --------
                                                           (In millions)
Net gains (losses) from changes in security values
 and book value adjustments.........................   $11.6   $(2.6)   $(2.7)
Increase in asset valuation reserve.................    (3.6)   (1.2)    (3.3)
                                                       -----   -----    -----
 Net unrealized capital gains (losses) and other
  adjustments.......................................   $ 8.0   $(3.8)   $(6.0)
                                                       =====   =====    =====

Note 5. Transactions With Parent

     John Hancock provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. John Hancock annually determines a fee for these services and facilities based on a number of criteria which were revised in 2000, 1999 and 1998 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $162.2 million, $188.3 million, $157.5 million, in 2000, 1999, and 1998, respectively, which has been included in insurance and investment expenses. John Hancock has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

     The service fee charged to the Company by John Hancock includes $0.7 million, $0.2 million, and $0.7 million in 2000, 1999, and 1998, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company. John Hancock allocates a portion of the activity related to its defined benefit pension plans to the Company. The pension plan prepaid expense allocated to the Company amounted to $55.0 million and $41.9 million in 2000 and 1999, respectively. Since 1988, the Massachusetts Division of Insurance has provided the Company with approval to recognize the pension plan prepaid expense, if any, in accordance with the requirements of SFAS No. 87, "Employers' Accounting for Pensions." The Company furnishes the Division of Insurance with an actuarial certification of the prepaid expense computation on an annual basis.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 5. Transactions With Parent (continued)

     The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 2000 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $24.2 million, $44.5 million, and $4.9 million of cash for tax, commission, and expense allowances to the Company, which decreased the Company's net gain from operations by $0.9 million in 2000, and increased the Company's net gain from operations by$20.6 million, and $22.2 million in 1999, and 1998, respectively.

     Effective January 1, 1996, the Company entered into a modified coinsurance agreement with John Hancock to reinsure 50% of the 1995 inforce block and 50% of 1996 and all future issue years of certain variable annuity contracts (Independence Preferred, Declaration, Independence 2000, MarketPlace, and Revolution). In connection with this agreement, the Company received a net cash payment of $17.4 million, $40.0 million, and $12.7 million in 2000, 1999, and 1998, respectively, for surrender benefits, tax, reserve increase, commission, expense allowances and premium. This agreement increased the Company's net gain from operations by $5.6 million, $26.9 million, and $8.4 million in 2000, 1999, and 1998, respectively.

     Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 100% of expected mortality claims in 2000, 1999 and 1998 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $1.0 million, $0.8 million, and $1.0 million in 2000, 1999, and 1998, respectively, for mortality claims to the Company. This agreement decreased the Company's net gain from operations by $1.1 million in 2000 and $0.5 million in both 1999 and 1998.

     The Company had a $200.0 million line of credit with an affiliate, John Hancock Capital Corp. At December 31, 2000 and 1999, the Company had no outstanding borrowings under this agreement.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 6. Investments

     The statement value and fair value of bonds are shown below:

                                                                        Gross       Gross
                                                           Statement  Unrealized  Unrealized     Fair
                                                             Value      Gains       Losses      Value
                                                           ---------  ----------  ----------  ----------
                                                                          (In millions)
December 31, 2000
U.S. Treasury securities and obligations of
 U.S. government corporations and agencies............     $    5.7     $  --       $  --      $    5.7
Obligations of states and political subdivisions......          1.8        --          --           1.8
Debt securities issued by foreign governments.........         10.9       0.3         0.6          10.6
Corporate securities..................................      1,158.8      36.4        68.5       1,126.7
Mortgage-backed securities............................        223.3       3.4         4.6         222.1
                                                           --------     -----       -----      --------
  Total bonds.........................................     $1,400.5     $40.1       $73.7      $1,366.9
                                                           ========     =====       =====      ========

December 31, 1999
U.S. Treasury securities and obligations of
 U.S. government corporations and agencies............     $    5.9        --       $ 0.1      $    5.8
Obligations of states and political subdivisions......          2.2     $ 0.1         0.1           2.2
Debt securities issued by foreign governments.........         13.9       0.8         0.1          14.6
Corporate securities..................................        964.9      13.0        59.4         918.5
Mortgage-backed securities............................        229.4       0.5         7.8         222.1
                                                           --------     -----       -----      --------
  Total bonds.........................................     $1,216.3     $14.4       $67.5      $1,163.2
                                                           ========     =====       =====      ========

December 31, 1998
U.S. Treasury securities and obligations of
 U.S. government corporations and agencies............     $    5.1     $ 0.1          --      $    5.2
Obligations of states and political subdivisions......          3.2       0.3          --           3.5
Corporate securities..................................        925.2      50.4       $15.0         960.6
Mortgage-backed securities............................        252.3      10.0         0.1         262.2
                                                           --------     -----       -----      --------
  Total bonds.........................................     $1,185.8     $60.8       $15.1      $1,231.5
                                                           ========     =====       =====      ========

     The statement value and fair value of bonds at December 31, 2000, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 6. Investments (continued)

                                                          Statement     Fair
                                                            Value      Value
                                                          ---------  ----------
                                                             (In millions)
Due in one year or less................................   $   72.4    $   72.5
Due after one year through five years..................      424.2       427.7
Due after five years through ten years.................      428.5       419.5
Due after ten years....................................      252.1       225.1
                                                          --------    --------
                                                           1,177.2     1,144.8
Mortgage-backed securities.............................      223.3       222.1
                                                          --------    --------
                                                          $1,400.5    $1,366.9
                                                          ========    ========

     Gross gains of $0.9 million in 2000, $0.3 million in 1999, and $3.4 million in 1998 and gross losses of $3.0 million in 2000, $4.0 million in 1999 and $0.7 million in 1998 were realized from the sale of bonds.

     At December 31, 2000, bonds with an admitted asset value of $9.6 million were on deposit with state insurance departments to satisfy regulatory requirements.

     The cost of common stocks was $3.1 million at December 31, 2000 and 1999 and $2.1 million at December 31, 1998. At December 31, 2000, gross unrealized appreciation on common stocks totaled $1.5 million, and gross unrealized depreciation totaled $1.8 million. The fair value of preferred stock totaled $41.6 million, $35.9 million, and $36.5 million at December 31, 2000, 1999, and 1998, respectively.

     Bonds with amortized cost of $5.1 million were non-income producing for the twelve months ended December 31, 2000.

     At December 31, 2000, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

                           Statement    Geographic                 Statement
Property Type                Value      Concentration                Value
-------------            -------------  -------------           ---------------
                         (In millions)                           (In millions)
Apartments............      $ 93.7      East North Central...       $ 64.3
Hotels................        13.0      East South Central...         20.9
Industrial............        63.5      Middle Atlantic......         20.9
Office buildings......        84.7      Mountain.............         27.0
Retail................        35.4      New England..........         23.4
Agricultural..........       142.5      Pacific..............        108.0
Other.................        23.2      South Atlantic.......        120.7
                            ------
                                        West North Central...         16.0
                                        West South Central...         51.5
                                        Other................          3.3
                                                                    ------
                            $456.0                                  $456.0
                            ======                                  ======

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 6. Investments (continued)

     At December 31, 2000, the fair values of the commercial and agricultural mortgage loans portfolios were $317.5 million and $149.8 million, respectively. The corresponding amounts as of December 31, 1999 were approximately $323.5 million and $98.2 million, respectively.

     The maximum and minimum lending rates for mortgage loans during 2000 were 12.84% and 8.29% for agricultural loans, and 8.94% and 8.07% for other properties. Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

Note 7. Reinsurance

     The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 2000 were $588.1 million, $187.3 million, and $19.9 million, respectively. The corresponding amounts in 1999 were $594.9 million, $132.8 million, and $13.6 million, respectively, and the corresponding amounts in 1998 were $590.2 million, $63.2 million, and $8.2 million, respectively.

     Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

     Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business. No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

     The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 2000 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 8. Financial Instruments With Off-Balance-Sheet Risk

     The notional amounts, carrying values and estimated fair values of the Company's derivative instruments were as follows at December 31:

                                                          Number of
                                                          Contracts/      Assets (Liabilities)
                                                       Notional Amounts           2000
                                                       ----------------  ---------------------
                                                                          Carrying       Fair
                                                             2000           Value        Value
                                                       ----------------  -----------  -----------
                                                                   ($ In millions)
Futures contracts to sell securities............           $     --         $ --        $  --
Futures contracts to buy securities.............                 43          0.1          0.1
Interest rate swap agreements...................           $1,150.0           --
Interest rate cap agreements....................              239.4          2.1          2.1
Currency rate swap agreements...................               22.3           --         (0.6)
Equity collar agreements........................                 --          0.4          0.4
Interest rate floor agreements..................              361.4          1.4          1.4

                                                          Number of
                                                          Contracts/      Assets (Liabilities)
                                                       Notional Amounts           1999
                                                       ----------------  ---------------------
                                                                          Carrying       Fair
                                                             1999           Value        Value
                                                       ----------------  -----------  -----------
                                                                   ($ In millions)
Futures contracts to sell securities............                362         $0.6        $ 0.6
Interest rate swap agreements...................             $965.0           --         11.5
Interest rate cap agreements....................              239.4          5.6          5.6
Currency rate swap agreements...................               15.8           --         (1.6)

                                                           Number of
                                                           Contracts/     Assets (Liabilities)
                                                        Notional Amounts          1998
                                                        ----------------  ---------------------
                                                                           Carrying      Fair
                                                              1998          Value       Value
                                                        ----------------  ----------  -----------
                                                                    ($ In millions)
Futures contracts to sell securities............                947        $(0.5)      $ (0.5)
Interest rate swap agreements...................             $365.0           --        (17.7)
Interest rate cap agreements....................               89.4          3.1          3.1
Currency rate swap agreements...................               15.8           --         (3.3)

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 8. Financial Instruments With Off-Balance-Sheet Risk (continued)

  The Company uses futures contracts, interest rate swap, cap agreements, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

  The Company invests in common stock that is subject to fluctuations from market value changes in stock prices. The Company sometimes seeks to reduce its market exposure to such holdings by entering into equity collar agreements. A collar consists of a call that limits the Company's potential gain from appreciation in the stock price as well as a put that limits the Company's loss potential from a decline in the stock price.

  The futures contracts expire in 2001. The interest rate swap agreements expire in 2000 to 2011. The interest rate cap agreements expire in 2006 to 2008. The currency rate swap agreements expire in 2006 to 2015. The equity collar agreements expire in 2005.

  The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

Note 9. Policy Reserves, Policyholders' and Beneficiaries' Funds and Obligations Related To Separate Accounts

  The Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows:

                                                                                        December 31, 2000   Percent
                                                                                        -----------------  ---------
                                                                                                (In millions)
Subject to discretionary withdrawal (with adjustment)..............................
 With market value adjustment......................................................          $    30.3          1.1%
 At book value less surrender charge...............................................               54.7          2.1
 At market value...................................................................            2,250.3         84.8
                                                                                              --------        -----
  Total with adjustment............................................................            2,335.3         88.0
Subject to discretionary withdrawal at book value (without adjustment).............              312.8         11.8
Not subject to discretionary withdrawal--general account...........................                7.1          0.2
                                                                                              --------        -----
  Total annuity reserves and deposit liabilities...................................          $ 2,655.2        100.0%
                                                                                              ========        =====

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 10. Commitments and Contingencies

  The Company has extended commitments to purchase long-term bonds issue real estate mortgages and purchase other assets totaling $33.5 million, $6.3 million and $14.7 million, respectively, at December 31, 2000. The Company monitors the creditworthiness of borrowers under long-term bonds commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $56.4 million at December 31, 2000. The majority of these commitments expire in 2001.

  In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 2000. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

  During 1997, John Hancock entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, John Hancock specifically denied any wrongdoing. During 1999, the Company recorded a $194.9 million reserve, through a direct charge to its unassigned deficit, representing the Company's share of the settlement and John Hancock contributed $194.9 million of capital to the Company. The reserve held at December 31, 2000 amounted to $39.5 million and is based on a number of factors, including the estimated cost per claim and the estimated costs to administer the claims.

  Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. John Hancock and the Company will continue to update their estimate of the final cost of the settlement as claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at this time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional costs related to the settlement cannot be estimated with precision. If the Company's share of the settlement increases, John Hancock will contribute additional capital to the Company so that the Company's total stockholder's equity would not be impacted.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 11 -- Fair Value of Financial Instruments

  The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                                                                       December 31
                                                                         ---------------------------------------
                                                                                2000                 1999
                                                                         ------------------   ------------------
                                                                         Carrying    Fair     Carrying     Fair
                                                                          Amount    Value      Amount     Value
                                                                         --------  ---------  --------  -----------
                                                                                      (In millions)
Assets
Bonds--Note 6.........................................................   $1,400.5  $1,366.9   $1,216.3   $1,163.2
Preferred stocks--Note 6..............................................       44.0      41.6       35.9       35.9
Common stocks--Note 6.................................................        2.8       2.8        3.2        3.2
Mortgage loans on real estate--Note 6.................................      456.0     467.3      433.1      421.7
Policy loans--Note 1..................................................      218.9     218.9      172.1      172.1
Cash items--Note 1....................................................      272.0     272.0      250.1      250.1

Derivatives assets (liabilities) relating to: Note 8
Futures contracts.....................................................        0.1       0.1        0.6        0.6
Interest rate swaps...................................................         --      (0.4)        --       11.5
Currency rate swaps...................................................         --      (0.6)        --       (1.6)
Interest rate caps....................................................        2.1       2.1        5.6        5.6
Equity collar agreements..............................................         --       0.4         --         --

Liabilities
Commitments--Note 10..................................................         --      56.4         --       19.4

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Note 11 -- Fair Value of Financial Instruments (continued)

                                                             December 31
                                                         -------------------
                                                                 1998
                                                         -------------------
                                                         Carrying      Fair
                                                          Amount      Value
                                                         ---------  -----------
                                                            (In millions)
Assets
Bonds--Note 6..........................................  $1,185.8    $1,231.5
Preferred stocks--Note 6...............................      36.5        36.5
Common stocks--Note 6..................................       3.1         3.1
Mortgage loans on real estate--Note 6..................     388.1       401.3
Policy loans--Note 1...................................     137.7       137.7
Cash items--Note 1.....................................      19.9        19.9

Derivatives assets (liabilities) relating to: Note 8
Futures contracts......................................      (0.5)       (0.5)
Interest rate swaps....................................        --       (17.7)
Currency rate swaps....................................        --        (3.3)
Interest rate caps.....................................       3.1         3.1

Liabilities
Commitments--Note 10...................................        --        32.1

  The carrying amounts in the tables are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                    SCHEDULE I -- SUMMARY OF INVESTMENTS --
                   OTHER THAN INVESTMENTS IN RELATED PARTIES

                            As of December 31, 2000
                            (in millions of dollars)

                                                                                                         Amount at Which
                                                                                                           Shown in the
                                                                                                           Consolidated
                           Type of Investment                                        Cost (2)   Value     Balance Sheet
                           ------------------                                        --------   -----    ---------------
Fixed maturity securities, available-for-sale:
Bonds:
United States government and government agencies and authorities................        16.1      16.7          16.7
States, municipalities and political subdivisions...............................         6.8       6.7           6.7
Foreign governments.............................................................        11.1      10.8          10.8
Public utilities................................................................        49.1      50.1          50.1
Convertibles and bonds with warrants attached...................................        13.7      13.6          13.6
All other corporate bonds.......................................................       877.1     871.5         871.5
Certificates of deposits........................................................         0.0       0.0           0.0
Redeemable preferred stock......................................................        44.9      42.4          42.4
                                                                                     -------   -------       -------
Total fixed maturity securities, available-for-sale.............................     1,018.8   1,011.8       1,011.8
                                                                                     -------   -------       -------

Equity securities, available-for-sale:
Common stocks:
Public utilities................................................................         0.0       0.0           0.0
Banks, trust and insurance companies............................................         0.0       0.0           0.0
Industrial, miscellaneous and all other.........................................         4.0       4.8           4.8
Non-redeemable preferred stock..................................................         3.1       3.3           3.3
                                                                                     -------   -------       -------
Total equity securities, available-for-sale.....................................         7.1       8.1           8.1
                                                                                     -------   -------       -------

Fixed maturity securities, held-to-maturity:
Bonds:
United States government and government agencies and authorities................         0.0       0.0           0.0
States, municipalities and political subdivisions...............................         1.9       1.9           1.9
Foreign governments.............................................................         0.0       0.0           0.0
Public utilities................................................................        42.5      43.4          42.5
Convertibles and bonds with warrants attached...................................        13.3      11.1          13.3
All other corporate bonds.......................................................       657.7     630.4         657.7
Certificates of deposits........................................................         0.0       0.0           0.0
Redeemable preferred stock......................................................         0.0       0.0           0.0
                                                                                     -------   -------       -------
Total fixed maturity securities, held-to-maturity...............................       715.4     686.8         715.4
                                                                                     -------   -------       -------


Equity securities, trading:
Common stocks:
Public utilities
Banks, trust and insurance companies
Industrial, miscellaneous and all other
Non-redeemable preferred stock
Total equity securities, trading................................................         0.0       0.0           0.0
                                                                                     -------   -------       -------
Mortgage loans on real estate, net (1)..........................................       559.8      XXXX         554.8

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                    SCHEDULE I -- SUMMARY OF INVESTMENTS --
             OTHER THAN INVESTMENTS IN RELATED PARTIES (continued)

                            As of December 31, 2000
                            (in millions of dollars)

                                                                               Amount at Which
                                                                                 Shown in the
                                                                                 Consolidated
                                                           Cost (2)   Value     Balance Sheet
                                                           --------   -----    ---------------
Real estate, net:
Investment properties (1)..........................           23.9      XXXX          23.9
Acquired in satisfaction of debt (1)...............            0.0      XXXX           0.0
Policy loans.......................................          334.2      XXXX         334.2
Other long-term investments (2)....................           34.8      XXXX          34.8
Short-term investments.............................           21.7      XXXX          21.7
                                                           -------   -------       -------
 Total investments.................................        2,715.7   1,706.7       2,704.7
                                                           =======   =======       =======

(1) Difference from Column B is primarily due to valuation allowances due to impairments on mortgage loans on real estate and due to accumulated depreciation and valuation allowances due to impairments on real estate. See note 3 to the consolidated financial statements.
(2) Difference from Column B is primarily due to operating gains (losses) of investments in limited partnerships.

See accompanying independent auditors' report.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

              SCHEDULE III -- SUPPLEMENTARY INSURANCE INFORMATION

      As of December 31, 2000, 1999 and 1998 and for the year then ended
                           (in millions of dollars)

                                                               Future Policy                 Other
                                                  Deferred       Benefits,                   Policy
                                                   Policy      Losses, Claims              Claims and
                                                 Acquisition      and Loss      Unearned    Benefits    Premium
                   Segment                          Costs         Expenses      Premiums    Payable     Revenue
                   -------                      ------------  ---------------  ---------   ----------   -------
GAAP
2000:
Protection....................................     $819.3        $2,698.4        $212.0      $11.1      $   28.6
Asset Gathering...............................      174.8            70.0            --         --            --
                                                   ------        --------        ------      -----      --------
 Total........................................     $994.1        $2,768.4        $212.0      $11.1      $   28.6
                                                   ------        --------        ------      -----      --------
Statutory Basis
2000:
 Variable Products............................        N/A        $2,206.0        $  8.8      $16.4      $  945.4
                                                   ------        --------        ------      -----      --------
1999:
 Variable Products............................        N/A        $1,864.9        $  3.9      $15.4      $  950.8
                                                   ------        --------        ------      -----      --------
1998:
 Variable Products............................        N/A        $1,651.7        $  2.3      $13.1      $1,272.3
                                                   ------        --------        ------      -----      --------

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

       As of December 31, 2000, 1999 and 1998 and for the year then ended
                            (in millions of dollars)

                                                                                  Amortization of
                                                                 Benefits,        Deferred Policy
                                                              Claims, Losses,    Acquisition Costs,
                                                     Net            and          Excluding Amounts       Other
                                                 Investment      Settlement     Related to Realized    Operating
                   Segment                         Income         Expenses        Investment Gains      Expenses
                   -------                       ----------   ---------------   -------------------    ---------
GAAP
2000:
Protection....................................     $215.9         $  242.2             $17.6             $100.5
Asset Gathering...............................       (2.5)             6.4              16.4               16.3
                                                   ------         --------             -----             ------
 Total........................................     $213.4         $  248.6             $34.0             $116.8
                                                   ------         --------             -----             ------
Statutory Basis
2000:
 Variable Products............................     $176.7         $1,185.2               N/A             $389.2
                                                   ------         --------             -----             ------
1999:
 Variable Products............................     $136.0         $1,238.7               N/A             $334.9
                                                   ------         --------             -----             ------
1998:
 Variable Products............................     $122.8         $1,661.6               N/A             $302.3
                                                   ------         --------             -----             ------

          JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY AND SUBSIDIARY

                           SCHEDULE IV -- REINSURANCE

                            As of December 31, 2000
                            (in millions of dollars)

                                                                                                 Percentage
                                                            Ceded to     Assumed                  of Amount
                                                   Gross      Other    from Other                  Assumed
                                                  Amount    Companies   Companies   Net Amount     to Net
                                                  ------    ---------  ----------   ----------   ----------
GAAP
2000
Life insurance in force.......................   $98,737.2  $39,495.8     $37.1     $59,278.5       0.1%
                                                 ---------  ---------     -----     ---------       ---
Premiums:
Life insurance................................   $    34.1  $     5.5     $  --     $    28.6       0.0%
Accident and health insurance.................          --         --        --            --       0.0%
P&C...........................................          --         --        --            --       0.0%
                                                 ---------  ---------     -----     ---------       ---
  Total.......................................   $    34.1  $     5.5     $  --     $    28.6       0.0%
                                                 =========  =========     =====     =========       ===
Statutory Basis
2000
Life insurance in force.......................   $96,574.3  $38,059.7     $  --     $58,514.6       0.0%
                                                 ---------  ---------     -----     ---------       ---
Premiums:
Life insurance................................   $ 1,533.6  $   588.1     $  --     $   945.5       0.0%
Accident and health insurance.................          --         --        --            --       0.0%
P&C...........................................          --         --        --            --       0.0%
                                                 ---------  ---------     -----     ---------       ---
  Total.......................................   $ 1,533.6  $   588.1     $  --     $   945.5       0.0%
                                                 =========  =========     =====     =========       ===
1999
Life insurance in force.......................   $74,831.8  $ 8,995.0     $  --     $55,836.8       0.0%
                                                 ---------  ---------     -----     ---------       ---
Premiums:
Life insurance................................   $ 1,545.7  $   594.9     $  --     $   950.8       0.0%
Accident and health insurance.................          --         --        --            --       0.0%
P&C...........................................          --         --        --            --       0.0%
                                                 ---------  ---------     -----     ---------       ---
  Total.......................................   $ 1,545.7  $   594.9     $  --     $   950.8       0.0%
                                                 =========  =========     =====     =========       ===

          JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY AND SUBSIDIARY

                            As of December 31, 2000
                            (in millions of dollars)

                                                                                                Percentage
                                                            Ceded to     Assumed                 of Amount
                                                   Gross      Other    from Other      Net        Assumed
                                                  Amount    Companies   Companies    Amount       to Net
                                                  ------    ---------  ----------    ------     ----------
1998
Life insurance in force......................    $62,628.7  $15,302.1     $--       $47,326.6      0.0%
                                                 ---------  ---------     ---       ---------      ---
Premiums:
Life insurance...............................    $ 1,862.5  $   590.2     $--       $ 1,272.3      0.0%
Accident and health insurance................           --         --      --              --      0.0%
P&C..........................................           --         --      --              --      0.0%
                                                 ---------  ---------     ---       ---------      ---
  Total......................................    $ 1,862.5  $   590.2     $--       $ 1,272.3      0.0%
                                                 =========  =========     ===       =========      ===

Note: The life insurance caption represents principally premiums from traditional life insurance and life-contingent immediate annuities and excludes deposits on investment products and universal life insurance products.

See accompanying independent auditors' report.

                         Report of Independent Auditors

To the Policyholders of
John Hancock Variable Life Account U
  of John Hancock Variable Life Insurance Company

We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account U (the Account) (comprising, respectively, the Large Cap Growth, Active Bond (formerly, Sovereign Bond), International Equity Index, Small Cap Growth, Global Balanced (formerly, International Balanced), Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity (formerly, Small Cap Value), International Opportunities, Equity Index, Global Bond (formerly, Strategic
Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Emerging Markets Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond, Clifton Enhanced US Equity, Large Cap Aggressive Growth, Fundamental Growth (formerly, Fundamental Mid Cap Growth), Core Bond, American Leaders Large Cap Value, Aim V.I. Value, Fidelity VIP Growth (formerly VIP Growth), Fidelity VIP II Contrafund (formerly VIP II Contrafund), Janus Aspen Global Tech, Janus Aspen Worldwide Growth, MFS New Discovery Series, and Templeton International) as of December 31, 2000, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account U at December 31, 2000, the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.





February 13, 2001

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 2000


                                                                                      International
                                                           Large Cap       Active        Equity        Small Cap
                                                             Growth         Bond          Index         Growth
                                                           Subaccount    Subaccount    Subaccount     Subaccount
                                                          ------------  ------------  -----------    -----------
Assets
Investments in shares of portfolios of John
 Hancock Variable Series Trust I, at value............    $136,725,499  $236,355,318  $22,018,646    $11,617,687
Investments in shares of portfolios of
 Outside Trust, at value..............................              --            --           --             --
 Policy loans and accrued interest receivable.........      24,447,815    60,132,682    3,122,693             --
Receivable from:
 John Hancock Variable Series Trust I.................              --            --           --             --
 Outside Trust........................................         118,092       209,448       29,360          7,302
                                                          ------------  ------------  -----------    -----------
Total assets..........................................     161,291,406   296,697,448   25,170,699     11,624,989
Liabilities
Payable to:
 John Hancock Variable Life Insurance Company.........         110,727       200,835       28,223          6,752
 Outside Trust........................................              --            --           --             --
Asset charges payable.................................           7,365         8,613        1,138            550
                                                          ------------  ------------  -----------    -----------
Total liabilities.....................................         118,092       209,448       29,361          7,302
                                                          ------------  ------------  -----------    -----------
Net assets............................................    $161,173,314  $296,488,000  $25,141,338    $11,617,687
                                                          ============  ============  ===========    ===========



                                                              Global      Mid Cap     Large Cap       Money
                                                             Balanced     Growth        Value        Market
                                                            Subaccount  Subaccount   Subaccount    Subaccount
                                                            ----------  -----------  -----------  ------------
Assets
Investments in shares of portfolios of John
 Hancock Variable Series Trust I, at value............        $984,470  $19,473,556  $10,098,262   $66,140,202
Investments in shares of portfolios of Outside
 Trust, at value......................................              --           --           --            --
 Policy loans and accrued interest receivable.........              --           --           --    14,251,671
Receivable from:
 John Hancock Variable Series Trust I.................              --           --           --            --
 Outside Trust........................................             525       43,070        7,200       646,773
                                                              --------  -----------  -----------  ------------
Total assets..........................................         984,995   19,516,626   10,105,462    81,038,646
Liabilities
Payable to:
 John Hancock Variable Life Insurance Company.........             477       42,142        6,732       643,201
 Outside Trust........................................              --           --           --            --
Asset charges payable.................................              48          928          468         3,572
                                                              --------  -----------  -----------  ------------
Total liabilities.....................................             525       43,070        7,200       646,773
                                                              --------  -----------  -----------   -----------
Net assets............................................        $984,470  $19,473,556  $10,098,262   $80,391,873
                                                              ========  ===========  ===========   ===========

See accompany notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                               December 31, 2000


                                                             Mid Cap    Small/Mid Cap  Real Estate      Growth &
                                                              Value        Growth        Equity          Income
                                                            Subaccount   Subaccount    Subaccount      Subaccount
                                                            ----------  -------------  -----------  ---------------
Assets
Investments in shares of portfolios of John
 Hancock Variable  Series Trust I, at value...........      $6,160,883   $12,852,027   $13,051,588   $  900,121,230
Investments in shares of portfolios of
 Outside Trust, at value..............................              --            --            --               --
 Policy loans and accrued interest receivable.........              --            --     2,407,218      196,573,756
Receivable from:
 John Hancock Variable Series Trust I.................              --            --            --               --
 Outside Trust........................................          10,306         4,874         1,375          170,875
                                                            ----------   -----------   -----------   --------------
Total assets..........................................       6,171,189    12,856,901    15,460,181    1,096,865,861
Liabilities
Payable to:
 John Hancock Variable Life Insurance Company.........          10,015         4,240           657          140,166
 Outside Trust........................................              --            --            --               --
Asset charges payable.................................             291           634           718           30,709
                                                            ----------   -----------   -----------   --------------
Total liabilities.....................................          10,306         4,874         1,375          170,875
                                                            ----------   -----------   -----------   --------------
Net assets............................................      $6,160,883   $12,852,027   $15,458,806   $1,096,694,986
                                                            ==========   ===========   ===========   ==============




                                                                           Short-Term  Small Cap    International
                                                               Managed        Bond       Equity     Opportunities
                                                              Subaccount   Subaccount  Subaccount    Subaccount
                                                             ------------  ----------  ----------  --------------
Assets
Investments in shares of portfolios of John
 Hancock Variable Series Trust I, at value............       $400,649,240  $1,509,762  $3,278,396     $4,924,891
Investments in shares of portfolios of Outside
 Trust, at value......................................                 --          --          --             --
 Policy loans and accrued interest receivable.........         80,971,076          --          --             --
Receivable from:
 John Hancock Variable Series Trust I.................                 --          --          --             --
 Outside Trust........................................            346,410       8,629       1,306          5,545
                                                             ------------  ----------  ----------     ----------
Total assets..........................................        481,966,726   1,518,391   3,279,702      4,930,436
Liabilities
Payable to:
 John Hancock Variable Life Insurance Company.........            324,627       8,562       1,148          5,322
 Outside Trust........................................                 --          --          --             --
Asset charges payable.................................             21,783          67         158            223
                                                             ------------  ----------  ----------     ----------
Total liabilities.....................................            346,410       8,629       1,306          5,545
                                                             ------------  ----------  ----------     ----------
Net assets............................................       $481,620,316  $1,509,762  $3,278,396     $4,924,891
                                                             ============  ==========  ==========     ==========


See accompany notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                               December 31, 2000


                                                                                        Turner        Brandes
                                                               Equity       Global       Core      International
                                                                Index        Bond       Growth        Equity
                                                             Subaccount   Subaccount  Subaccount    Subaccount
                                                             -----------  ----------  ----------  --------------
Assets
Investments in shares of portfolios of John
 Hancock Variable Series Trust I, at value............       $26,550,665  $1,929,342    $     --       $     --
Investments in shares of portfolios of Outside
 Trust, at value......................................                --          --     389,948        755,694
 Policy loans and accrued interest receivable.........                --          --          --             --
Receivable from:
 John Hancock Variable Series Trust I.................                --          --          --             --
 Outside Trust........................................            40,410         265          19             37
                                                             -----------  ----------    --------       --------
Total assets..........................................        26,591,075   1,929,607     389,967        755,731
Liabilities
Payable to:
 John Hancock Variable Life Insurance Company.........            39,134         178          --             --
 Outside Trust........................................                --          --          --             --
Asset charges payable.................................             1,276          87          19             37
                                                             -----------  ----------    --------       --------
Total liabilities.....................................            40,410         265          19             37
                                                             -----------  ----------    --------       --------
Net assets............................................       $26,550,665  $1,929,342    $389,948       $755,694
                                                             ===========  ==========    ========       ========



                                                              Frontier
                                                               Capital       Emerging        Bond      Small/Mid
                                                            Appreciation  Markets Equity    Index       Cap CORE
                                                             Subaccount     Subaccount    Subaccount   Subaccount
                                                            ------------  --------------  ----------  -----------
Assets
Investments in shares of portfolios of John
 Hancock Variable Series Trust I, at value............         $     --      $1,092,808   $1,063,220     $442,039
Investments in shares of portfolios of
 Outside Trust, at value..............................          892,039              --           --           --
 Policy loans and accrued interest receivable.........               --              --           --           --
Receivable from:
 John Hancock Variable Series Trust I.................               --           1,990          579       35,929
 Outside Trust........................................               41              --           --           --
                                                               --------      ----------   ----------     --------
Total assets..........................................          892,080       1,094,798    1,063,799      477,968
Liabilities
Payable to:
 John Hancock Variable Life Insurance Company.........               --           1,942          535       35,915
 Outside Trust........................................               --              --           --           --
Asset charges payable.................................               41              48           44           14
                                                               --------      ----------   ----------     --------
Total liabilities.....................................               41           1,990          579       35,929
                                                               --------      ----------   ----------     --------
Net assets............................................         $892,039      $1,092,808   $1,063,220     $442,039
                                                               ========      ==========   ==========     ========


See accompany notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                               December 31, 2000

                                                                    High       Clifton    Large Cap
                                                                   Yield      Enhanced    Aggressive   Fundamental
                                                                    Bond     U.S. Equity    Growth       Growth
                                                                 Subaccount  Subaccount   Subaccount   Subaccount
                                                                 ----------  -----------  ----------  -------------
Assets
Investments in shares of portfolios of John
 Hancock Variable Series Trust I, at value..................      $298,339     $    --      $6,209       $94,010
Investments in shares of portfolios of Outside
 Trust, at value............................................            --      15,761          --            --
 Policy loans and accrued interest receivable...............            --          --          --            --
Receivable from:
 John Hancock Variable Series Trust I.......................         1,520          --          --            --
 Outside Trust..............................................            --           1          --            --
                                                                  --------     -------      ------       -------
Total assets................................................       299,859      15,762       6,209        94,010
Liabilities
Payable to:
 John Hancock Variable Life Insurance Company...............         1,508          --          --            --
 Outside Trust..............................................            --          --          --            --
Asset charges payable.......................................            12           1          --            --
                                                                  --------     -------      ------       -------
Total liabilities...........................................         1,520           1          --            --
                                                                  --------     -------      ------       -------
Net assets..................................................      $298,339     $15,761      $6,209       $94,010
                                                                  ========     =======      ======       =======

                                                                                American
                                                                              Leaders Large   Aim V.I.    Fidelity Vip
                                                                  Core Bond     Cap Value       Value        Growth
                                                                  Subaccount    Subaccount   Subaccount    Subaccount
                                                                 -----------  -------------  ----------  --------------
Assets
Investments in shares of portfolios of John
 Hancock Variable Series Trust I, at value..................       $11,725       $2,148       $    --       $    --
Investments in shares of portfolios of Outside
 Trust, at value............................................            --           --        24,504        50,685
 Policy loans and accrued interest receivable...............            --           --            --            --
Receivable from:
 John Hancock Variable Series Trust I.......................            --           --            --            --
 Outside Trust..............................................            --           --            --            --
                                                                   -------       ------       -------       -------
Total assets................................................        11,725        2,148        24,504        50,685
Liabilities
Payable to:
 John Hancock Variable Life Insurance Company...............            --           --            --            --
 Outside Trust..............................................            --           --            --            --
Asset charges payable.......................................            --           --            --            --
                                                                   -------       ------       -------       -------
Total liabilities...........................................            --           --            --            --
                                                                   -------       ------       -------       -------
Net assets..................................................       $11,725       $2,148       $24,504       $50,685
                                                                   =======       ======       =======       =======

See accompany notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                               December 31, 2000

                                                                          Janus Aspen    Janus Aspen     MFS New
                                                        Fidelity VIP II     Global        Worldwide     Discovery      Templeton
                                                          Contrafund      Technology       Growth         Series     International
                                                          Subaccount      Subaccount     Subaccount     Subaccount     Subaccount
                                                        ---------------   -----------    -----------    ----------   -------------
Assets
Investments in shares of portfolios of John
 Hancock Variable Series Trust I, at value...........       $    --         $    --        $    --        $   --         $   --
Investments in shares of portfolios of Outside
 Trust, at value.....................................        23,245          27,783         37,813         5,055          7,982
 Policy loans and accrued interest receivable........            --              --             --            --             --
Receivable from:
 John Hancock Variable Series Trust I................            --              --             --            --             --
 Outside Trust.......................................         1,184           1,184             --            --             --
                                                            -------         -------        -------        ------         ------
Total assets.........................................        24,429          28,967         37,813         5,055          7,982
Liabilities
Payable to:
 John Hancock Variable Life Insurance Company........            --              --             --            --             --
 Outside Trust.......................................         1,184           1,184             --            --             --
Asset charges payable................................            --              --             --            --             --
                                                            -------         -------        -------        ------         ------
Total liabilities....................................         1,184           1,184             --            --             --
                                                            -------         -------        -------        ------         ------
Net assets...........................................       $23,245         $27,783        $37,813        $5,055         $7,982
                                                            =======         =======        =======        ======         ======

See accompany notes.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT U

                            STATEMENTS OF OPERATIONS

                      Years and periods ended December 31,

                                                                                       Large Cap Growth
                                                                                          Subaccount
                                                                           -----------------------------------------
                                                                               2000          1999          1998
                                                                           -------------  -----------   ------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I..................................    $ 21,798,840   $24,007,195   $11,641,271
 Outside Trust.........................................................              --            --            --
  Interest income on policy loans......................................       1,608,804     1,211,333     1,008,607
                                                                           ------------   -----------   -----------
Total investment income................................................      23,407,644    25,218,528    12,649,878
Expenses:
  Mortality and expense risks..........................................       1,025,547       828,714       624,665
                                                                           ------------   -----------   -----------
Net investment income..................................................      22,382,097    24,389,814    12,025,213
Net realized and unrealized gain on investments:
 Net realized gain.....................................................       6,354,615     4,239,424     3,520,199
 Net unrealized appreciation (depreciation) during the period..........     (58,311,265)    1,727,703    18,509,310
                                                                           ------------   -----------   -----------
Net realized and unrealized gain (loss) on investments.................     (51,956,650)    5,967,127    22,029,509
                                                                           ------------   -----------   -----------
Net increase (decrease) in net assets resulting from operations........    $(29,574,553)  $30,356,941   $34,054,722
                                                                           ============   ===========   ===========

                                                                                    Active Bond Subaccount
                                                                           -----------------------------------------
                                                                              2000            1999           1998
                                                                           -----------    ------------  --------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I..................................    $15,313,198    $17,792,726   $19,685,096
 Outside Trust.........................................................             --             --            --
  Interest income on policy loans......................................      4,341,054      4,084,783     4,027,376
                                                                           -----------    -----------   -----------
Total investment income................................................     19,654,252     21,877,509    23,712,472
Expenses:
  Mortality and expense risks..........................................      1,538,692      1,643,861     1,624,615
                                                                           -----------    -----------   -----------
Net investment income..................................................     18,115,560     20,233,648    22,087,857
Net realized and unrealized gain (loss) on investments:
 Net realized gain.....................................................        234,368        192,098     1,600,539
 Net unrealized appreciation
  (depreciation) during the period.....................................      7,954,643      (20304536)   (2,317,324)
                                                                           -----------    -----------   -----------
Net realized and unrealized gain (loss) on investments.................      8,189,011      (20112438)     (716,785)
                                                                           -----------    -----------   -----------
Net increase in net assets resulting from operations...................    $26,304,571    $   121,210   $21,371,072
                                                                           ===========    ===========   ===========

                 JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT U

                      Years and periods ended December 31,

                                        International Equity Index Subaccount
                                        ---------------------------------------
                                            2000          1999          1998
                                        -----------    ----------   -----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I.  $ 1,214,298    $  917,904    $3,394,842
 Outside Trust........................           --            --            --
  Interest income on policy loans.....      219,642       179,345       170,285
                                        -----------    ----------    ----------
Total investment income...............    1,433,940     1,097,249     3,565,127
Expenses:
  Mortality and expense risks.........      177,404       147,126       124,891
                                        -----------    ----------    ----------
Net investment income.................    1,256,536       950,123     3,440,236
Net realized and unrealized gain on
 investments:
 Net realized gain....................      527,088       168,248       148,419
 Net unrealized appreciation
  (depreciation) during the period....   (7,357,143)    5,712,567       105,161
                                        -----------    ----------    ----------
Net realized and unrealized gain
 (loss) on investments................   (6,830,055)    5,880,815       253,580
                                        -----------    ----------    ----------
Net increase (decrease) in net
 assets resulting from operations.....  $(5,573,519)   $6,830,938    $3,693,816
                                        ===========    ==========    ==========

                                             Small Cap Growth Subaccount
                                          -----------------------------------
                                             2000          1999        1998
                                          -----------   ----------  ---------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I..   $ 1,131,699   $1,272,230   $     --
 Outside Trust.........................            --           --         --
  Interest income on policy loans......            --           --         --
                                          -----------   ----------   --------
Total investment income................     1,131,699    1,272,230         --
Expenses:
  Mortality and expense risks..........        81,409       37,386     20,335
                                          -----------   ----------   --------
Net investment income (loss)...........     1,050,290    1,234,844    (20,335)
Net realized and unrealized gain (loss)
 on investments:
 Net realized gain.....................     2,288,594      491,241     55,393
 Net unrealized appreciation
  (depreciation) during the period.....    (6,989,013)   2,317,857    518,731
                                          -----------   ----------   --------
Net realized and unrealized gain (loss)
 on investments........................    (4,700,419)   2,809,098    574,124
                                          -----------   ----------   --------
Net increase (decrease) in net assets
 resulting from operations.............   $(3,650,129)  $4,043,942   $553,789
                                          ===========   ==========   ========

See accompanying notes.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT U

                      Years and periods ended December 31,

                                               Global Balanced Subaccount
                                            ---------------------------------
                                               2000        1999        1998
                                            ----------   --------   ---------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I.....  $   46,847   $ 99,184    $ 57,587
 Outside Trust............................          --         --          --
  Interest income on policy loans.........          --         --          --
                                            ----------   --------    --------
Total investment income...................      46,847     99,184      57,587
Expenses:
  Mortality and expense risks.............       5,955      6,368       4,696
                                            ----------   --------    --------
Net investment income.....................      40,892     92,816      52,891
Net realized and unrealized gain (loss)
 on investments:
 Net realized gain (loss).................     (15,033)     4,711      (4,506)
 Net unrealized appreciation
  (depreciation) during the period........    (129,800)   (38,997)     78,455
                                            ----------   --------    --------
Net realized and unrealized gain (loss)
 on investments...........................    (144,833)   (34,286)     73,949
                                            ----------   --------    --------
Net increase (decrease) in net assets
 resulting from operations................  $ (103,941)  $ 58,530    $126,840
                                            ==========   ========    ========

                                             Mid Cap Growth Subaccount
                                        --------------------------------------
                                            2000          1999         1998
                                        ------------   ----------  -----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I.. $  3,159,846   $2,117,559   $  461,919
 Outside Trust.........................           --           --           --
  Interest income on policy loans......           --           --           --
                                        ------------   ----------   ----------
Total investment income................    3,159,846    2,117,559      461,919
Expenses:
  Mortality and expense risks..........      146,991       58,898       16,758
                                        ------------   ----------   ----------
Net investment income..................    3,012,855    2,058,661      445,161
Net realized and unrealized gain on
 investments:
 Net realized gain.....................    3,196,857      773,222       73,958
 Net unrealized appreciation
  (depreciation) during the period.....  (17,335,527)   6,801,000      647,137
                                        ------------   ----------   ----------
Net realized and unrealized gain
 (loss) on investments.................  (14,138,670)   7,574,222      721,095
                                        ------------   ----------   ----------
Net increase (decrease) in net assets
 resulting from operations............. $(11,125,815)  $9,632,883   $1,166,256
                                        ============   ==========   ==========

See accompanying notes.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT U

                      Years and periods ended December 31,

                                               Large Cap Value Subaccount
                                           ---------------------------------
                                              2000       1999         1998
                                           ----------  ----------  ------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I...   $  566,072  $ 648,532    $ 433,626
 Outside Trust..........................           --         --           --
  Interest income on policy loans.......           --         --           --
                                           ----------  ---------    ---------
Total investment income.................      566,072    648,532      433,626
Expenses:
  Mortality and expense risks...........       62,777     54,610       44,753
                                           ----------  ---------    ---------
Net investment income...................      503,295    593,922      388,873
Net realized and unrealized gain on
 investments:
 Net realized gain......................      126,864    165,556      673,582
 Net unrealized appreciation
  (depreciation) during the period......      660,671   (569,216)    (479,093)
                                           ----------  ---------    ---------
Net realized and unrealized gain (loss)
 on investments.........................      787,535   (403,660)     194,489
                                           ----------  ---------    ---------
Net increase in net assets resulting
 from operations........................   $1,290,830  $ 190,262    $ 583,362
                                           ==========  =========    =========

                                                Money Market Subaccount
                                           -----------------------------------
                                              2000        1999         1998
                                           ----------  ----------  -----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I...   $3,772,237  $2,943,852   $2,888,490
 Outside Trust..........................           --          --           --
  Interest income on policy loans.......    1,003,512     985,509      973,241
                                           ----------  ----------   ----------
Total investment income.................    4,775,749   3,929,361    3,861,731
Expenses:
  Mortality and expense risks...........      420,783     411,487      380,002
                                           ----------  ----------   ----------
Net investment income...................    4,354,966   3,517,874    3,481,729
Net realized and unrealized gain on
 investments:
 Net realized gain......................           --          --           --
 Net unrealized appreciation during the
  period................................           --          --           --
                                           ----------  ----------   ----------
Net realized and unrealized gain on
 investments............................           --          --           --
                                           ----------  ----------   ----------
Net increase in net assets resulting
 from operations........................   $4,354,966  $3,517,874   $3,481,729
                                           ==========  ==========   ==========

See accompanying notes.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT U

                      Years and periods ended December 31,

                                                     Mid Cap Value
                                                       Subaccount
                                           ----------------------------------
                                              2000       1999         1998
                                           ----------  ---------   ----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I...   $  640,919  $  31,306    $  40,338
 Outside Trust..........................           --         --           --
  Interest income on policy loans.......           --         --           --
                                           ----------  ---------    ---------
Total investment income.................      640,919     31,306       40,338
Expenses:
  Mortality and expense risks...........       35,868     29,798       23,760
                                           ----------  ---------    ---------
Net investment income...................      605,051       1508        16578
Net realized and unrealized gain (loss)
 on investments:
 Net realized gain (loss)...............      647,520   (241,740)    (422,902)
 Net unrealized appreciation
  (depreciation) during the period......      219,047    469,537     (260,362)
                                           ----------  ---------    ---------
Net realized and unrealized gain (loss)
 on investments.........................      866,567    227,797     (683,264)
                                           ----------  ---------    ---------
Net increase (decrease) in net assets
 resulting from operations..............   $1,471,618  $ 229,305    $(666,686)
                                           ==========  =========    =========

                                                    Small/mid Cap
                                                  Growth Subaccount
                                          ------------------------------------
                                             2000         1999          1998
                                          ----------   -----------   ---------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I..   $1,332,009   $ 1,903,687    $217,686
 Outside Trust.........................           --            --          --
  Interest income on policy loans......           --            --          --
                                          ----------   -----------    --------
Total investment income................    1,332,009     1,903,687     217,686
Expenses:
  Mortality and expense risks..........       75,233        69,847      63,334
                                          ----------   -----------    --------
Net investment income..................    1,256,776     1,833,840     154,352
Net realized and unrealized gain (loss)
 on investments:
 Net realized gain (loss)..............     (293,946)      (13,020)     56,968
 Net unrealized appreciation
  (depreciation) during the period.....       32,687    (1,274,161)    334,213
                                          ----------   -----------    --------
Net realized and unrealized gain (loss)
 on investments........................     (261,259)   (1,287,181)    391,181
                                          ----------   -----------    --------
Net increase in net assets resulting
 from operations.......................   $  995,517   $   546,659    $545,533
                                          ==========   ===========    ========

See accompanying notes.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT U

                      Years and periods ended December 31,

                                               Real Estate Equity
                                                    Subaccount
                                    ------------------------------------------
                                       2000           1999            1998
                                    ----------   --------------   ------------
Investment income:
Distributions received from:
 John Hancock Variable Series
  Trust I.......................... $1,252,411   $      771,050     $  817,633
 Outside Trust.....................         --               --             --
  Interest income on policy loans..    145,455          131,461        145,212
                                    ----------   --------------    -----------
Total investment income............  1,397,866          902,511        962,845
Expenses:
  Mortality and expense risks......     84,516           78,893         86,610
                                    ----------   --------------    -----------
Net investment income..............  1,313,350          823,618        876,235
Net realized and unrealized gain
 (loss) on investments:
 Net realized gain (loss)..........   (982,035)         123,591        442,876
 Net unrealized appreciation
  (depreciation) during the
  period...........................  3,101,113       (1,106,755)    (3,720,942)
                                    ----------   --------------    -----------
Net realized and unrealized gain
 (loss) on investments.............  2,119,078         (983,164)    (3,278,066)
                                    ----------   --------------    -----------
Net increase (decrease) in net
 assets resulting from operations.. $3,432,428      $  (159,546)   $(2,401,831)
                                    ==========   ==============    ===========

                                                 Growth & Income
                                                    Subaccount
                                    -------------------------------------------
                                        2000            1999           1998
                                    -------------   ------------  -------------
Investment income:
Distributions received from:
 John Hancock Variable Series
  Trust I.......................... $ 168,501,199   $124,750,392   $ 96,326,313
 Outside Trust.....................            --             --             --
  Interest income on policy loans..    14,341,628     12,877,539     11,727,553
                                    -------------   ------------   ------------
Total investment income............   182,842,827    137,627,931    108,053,866
Expenses:
  Mortality and expense risks......     6,264,243      6,531,512      5,589,689
                                    -------------   ------------   ------------
Net investment income..............   176,578,584    131,096,419    102,464,177
Net realized and unrealized gain
 on investments:
 Net realized gain.................    29,822,980     22,802,197     22,835,488
 Net unrealized appreciation
  (depreciation) during the
  period...........................  (334,928,257)     7,687,109    112,457,395
                                    -------------   ------------   ------------
Net realized and unrealized gain
 (loss) on investments.............  (305,105,277)    30,489,306    135,292,883
                                    -------------   ------------   ------------
Net increase (decrease) in net
 assets resulting from operations.. $(128,526,693)  $161,585,725   $237,757,060
                                    =============   ============   ============

See accompanying notes.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT U

                      Years and periods ended December 31,

                                                         Managed Subaccount
                                               -----------------------------------------
                                                   2000          1999           1998
                                               ------------   -----------   ------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I......    $ 43,384,453   $39,951,885    $37,907,821
 Outside Trust.............................              --            --             --
  Interest income on policy loans..........       5,738,215     5,217,121      4,949,021
                                               ------------   -----------    -----------
Total investment income....................      49,122,668    45,169,006     42,856,842
Expenses:
  Mortality and expense risks..............       2,689,090     2,636,085      2,381,406
                                               ------------   -----------    -----------
Net investment income......................      46,433,578    42,532,921     40,475,436
Net realized and unrealized gain on
 investments:
 Net realized gain.........................       6,751,143     5,060,826      5,853,076
 Net unrealized appreciation
  (depreciation) during the period.........     (50,083,997)   (9,288,287)    24,834,482
                                               ------------   -----------    -----------
Net realized and unrealized gain
 (loss) on investments.....................     (43,332,854)   (4,227,461)    30,687,558
                                               ------------   -----------    -----------
Net increase in net assets
 resulting from operations.................    $  3,100,724   $38,305,460    $71,162,994
                                               ============   ===========    ===========

                                                 Short-term Bond Subaccount
                                               -------------------------------
                                                 2000       1999       1998
                                               ---------  ---------  ---------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I.......   $ 67,797   $ 53,689    $31,261
 Outside Trust..............................         --         --         --
  Interest income on policy loans...........         --         --         --
                                               --------   --------    -------
Total investment income.....................     67,797     53,689     31,261
Expenses:
  Mortality and expense risks...............      6,381      5,065      3,052
                                               --------   --------    -------
Net investment income.......................     61,416     48,624     28,209
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss)...................    (16,575)    (3,107)     2,008
 Net unrealized appreciation (depreciation)
  during the period.........................     35,100    (23,648)    (5,287)
                                               --------   --------    -------
Net realized and unrealized gain (loss) on
 investments................................     18,525    (26,755)    (3,279)
                                               --------   --------    -------
Net increase in net assets resulting from
 operations.................................   $ 79,941   $ 21,869    $24,930
                                               ========   ========    =======

See accompanying notes.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT U

                      Years and periods ended December 31,

                                             Small Cap Equity Subaccount
                                          -----------------------------------
                                             2000        1999         1998
                                          -----------  ----------  ----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I..   $  274,220   $  97,290    $  24,781
 Outside Trust.........................           --          --           --
  Interest income on policy loans......           --          --           --
                                          ----------   ---------    ---------
Total investment income................      274,220      97,290       24,781
Expenses:
  Mortality and expense risks..........       26,554      24,661       23,711
                                          ----------   ---------    ---------
Net investment income..................      247,666      72,629        1,070
Net realized and unrealized gain (loss)
 on investments:
 Net realized gain (loss)..............     (493,450)   (217,582)      61,917
 Net unrealized (depreciation) during
  the period...........................     (206,562)    (40,472)    (364,339)
                                          ----------   ---------    ---------
Net realized and unrealized (loss) on
 investments...........................     (700,012)   (258,054)    (302,422)
                                          ----------   ---------    ---------
Net (decrease) in net assets resulting
 from operations.......................   $ (452,346)  $(185,425)   $(301,352)
                                          ==========   =========    =========

                                       International Opportunities Subaccount
                                       ---------------------------------------
                                           2000            1999         1998
                                       ------------    -----------   ---------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I.. $   305,866     $  354,646    $ 27,799
 Outside Trust.........................          --             --          --
  Interest income on policy loans......          --             --          --
                                        -----------     ----------    --------
Total investment income................     305,866        354,646      27,799
Expenses:
  Mortality and expense risks..........      34,912         24,257      19,481
                                        -----------     ----------    --------
Net investment income..................     270,954        330,389       8,318
Net realized and unrealized gain
 (loss) on investments:
 Net realized gain.....................     116,886        123,861      64,757
 Net unrealized appreciation
  (depreciation) during the period.....  (1,564,313)       839,140     339,709
                                        -----------     ----------    --------
Net realized and unrealized gain
 (loss) on investments.................  (1,447,427)       963,001     404,466
                                        -----------     ----------    --------
Net increase (decrease) in net
 assets resulting from operations...... $(1,176,473)    $1,293,390    $412,784
                                        ===========     ==========    ========

See accompanying notes.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT U

                      Years and periods ended December 31,

                                                 Equity Index Subaccount
                                           ------------------------------------
                                              2000          1999         1998
                                           ------------  ----------  ----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I...    $ 1,338,163  $  921,698  $  367,284
 Outside Trust..........................             --          --          --
  Interest income on policy loans.......             --          --          --
                                            -----------  ----------  ----------
Total investment income.................      1,338,163     921,698     367,284
Expenses:
  Mortality and expense risks...........        149,460     103,983      60,274
                                            -----------  ----------  ----------
Net investment income...................      1,188,703     817,715     307,010
Net realized and unrealized gain on
 investments:
 Net realized gain......................        946,085     471,802     132,619
 Net unrealized appreciation
  (depreciation) during the period......     (4,757,606)  2,019,913   2,082,107
                                            -----------  ----------  ----------
Net realized and unrealized gain (loss)
 on investments........................      (3,811,521)  2,491,715   2,214,726
                                            -----------  ----------  ----------
Net increase (decrease) in net assets
 resulting from operations............      $(2,622,818) $3,309,430  $2,521,736
                                            ===========  ==========  ==========

                                                    Global Bond Subaccount
                                               --------------------------------
                                                  2000       1999        1998
                                               ---------  ----------  ---------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I.......   $108,920   $  91,316    $62,244
 Outside Trust..............................         --          --         --
  Interest income on policy loans...........         --          --         --
                                               --------   ---------    -------
Total investment income.....................    108,920      91,316     62,244
Expenses:
  Mortality and expense risks...............      9,893       9,736      7,516
                                               --------   ---------    -------
Net investment income.......................     99,027      81,580     54,728
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss)...................    (44,965)     (1,996)    32,917
 Net unrealized appreciation (depreciation)
  during the period.........................    134,921    (126,001)    11,342
                                               --------   ---------    -------
Net realized and unrealized gain (loss) on
 investments................................     89,956    (127,997)    44,259
                                               --------   ---------    -------
Net increase (decrease) in net assets
 resulting from operations..................   $188,983   $ (46,417)   $98,987
                                               ========   =========    =======

See accompanying notes.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT U

                      Years and periods ended December 31,

                                                     Turner Core Growth
                                                         Subaccount
                                                -------------------------------
                                                   2000        1999      1998
                                                ----------  --------  ---------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I........   $      --   $     --   $    --
 Outside Trust...............................      55,829     38,038     5,535
  Interest income on policy loans............          --         --        --
                                                ---------   --------   -------
Total investment income......................      55,829     38,038     5,535
Expenses:
  Mortality and expense risks................       2,974      2,102     1,022
                                                ---------   --------   -------
Net investment income........................      52,885     35,936     4,513
Net realized and unrealized gain on
 investments:
 Net realized gain...........................     102,027     44,245    14,364
 Net unrealized appreciation (depreciation)
  during the period..........................    (208,949)    37,727    49,605
                                                ---------   --------   -------
Net realized and unrealized gain (loss) on
 investments.................................    (106,922)    81,972    63,969
                                                ---------   --------   -------
Net increase (decrease) in net assets
 resulting from operations...................   $ (54,067)  $117,908   $68,482
                                                =========   ========   =======

                                                      Brandes International
                                                        Equity Subaccount
                                                 ------------------------------
                                                    2000      1999       1998
                                                 ---------  --------  ---------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I.........   $     --   $     --   $    --
 Outside Trust................................     60,386     18,453    13,237
  Interest income on policy loans.............         --         --        --
                                                 --------   --------   -------
Total investment income.......................     60,386     18,453    13,237
Expenses:
  Mortality and expense risks.................      3,755      1,904     1,143
                                                 --------   --------   -------
Net investment income.........................     56,631     16,549    12,094
Net realized and unrealized gain on
 investments:
 Net realized gain............................     20,196      7,704     1,184
 Net unrealized appreciation (depreciation)
  during the period...........................    (44,043)   119,400    15,813
                                                 --------   --------   -------
Net realized and unrealized gain (loss) on
 investments..................................    (23,847)   127,104    16,997
                                                 --------   --------   -------
Net increase in net assets resulting from
 operations...................................   $ 32,784   $143,653   $29,091
                                                 ========   ========   =======

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT U

                     Years and periods ended December 31,

                                                                      Frontier Capital Appreciation     Emerging Markets Equity
                                                                                Subaccount                     Subaccount
                                                                      -------------------------------  -----------------------------
                                                                         2000       1999      1998        2000       1999     1998*
                                                                      ----------  --------  ---------  ----------  --------  -------
Investment income:
Distributions received from:
 John Hancock Variable  Series Trust I............................    $      --   $     --  $     --   $  93,492   $ 13,510    $ 1
 Outside Trust....................................................      222,682     20,787     1,888          --         --     --
  Interest income on policy loans.................................           --         --        --          --         --     --
                                                                      ---------   --------  --------   ---------   --------    ---
Total investment income...........................................      222,682     20,787     1,888      93,492     13,510      1
Expenses:
  Mortality and expense risks.....................................        5,316      3,019     2,096       6,624        720     --
                                                                      ---------   --------  --------   ---------   --------    ---
Net investment income (loss)......................................      217,366     17,768      (208)     86,868     12,790      1
Net realized and unrealized gain (loss) on investments:
 Net realized gain (loss).........................................      142,388     22,678    12,123    (444,667)     5,339     --
 Net unrealized appreciation (depreciation) during the period.....     (339,964)   164,599   (17,930)   (303,818)    86,570     10
                                                                      ---------   --------  --------   ---------   --------    ---
Net realized and unrealized gain (loss) on investments............     (197,576)   187,277    (5,807)   (748,485)    91,909     10
                                                                      ---------   --------  --------   ---------   --------    ---
Net increase (decrease) in net assets resulting from operations...    $  19,790   $205,045  $ (6,015)  $(661,617)  $104,699    $11
                                                                      =========   ========  ========   =========   ========    ===

                                                                                              Bond Index
                                                                                              Subaccount
                                                                                     -----------------------------
                                                                                       2000      1999       1998*
                                                                                     --------  ---------  --------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I...........................................     $53,609   $ 17,417    $ 149
 Outside Trust..................................................................          --         --       --
  Interest income on policy loans...............................................          --         --       --
                                                                                     -------   --------    -----
Total investment income.........................................................      53,609     17,417      149
Expenses:
  Mortality and expense risks...................................................       4,506      1,565        3
                                                                                     -------   --------    -----
Net investment income...........................................................      49,103     15,852      146
Net realized and unrealized gain (loss) on investments:
 Net realized (loss)............................................................      (7,112)    (1,422)      (1)
 Net unrealized appreciation (depreciation) during the period...................      49,798    (22,820)    (196)
                                                                                     -------   --------    -----
Net realized and unrealized gain (loss) on investments..........................      42,686    (24,242)    (197)
                                                                                     -------   --------    -----
Net increase (decrease) in net assets resulting from operations.................     $91,789   $ (8,390)   $ (51)
                                                                                     =======   ========    =====

---------
* From May 1, 1998 (commencement of operations).

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT U

                     Years and periods ended December 31,

                                                             Small/Mid Cap CORE Subaccount      High Yield Bond Subaccount
                                                            -------------------------------  ------------------------------
                                                               2000        1999     1998*       2000       1999     1998*
                                                            -----------  --------  --------  ----------  --------  --------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I.....................   $ 17,081     $6,810       --    $ 24,017    $2,748     $ 19
 Outside Trust............................................         --         --       --          --        --       --
  Interest income on policy loans.........................         --         --       --          --        --       --
                                                             --------     ------       --    --------    ------     ----
Total investment income...................................     17,081      6,810       --      24,017     2,748       19
Expenses:
  Mortality and expense risks.............................      1,144        178       --       1,530       206        1
                                                             --------     ------       --    --------    ------     ----
Net investment income.....................................     15,937      6,632       --      22,487     2,542       18
Net realized and unrealized gain (loss) on investments:
 Net realized gain (loss).................................     10,460        252       --     (12,103)     (186)      --
 Net unrealized appreciation (depreciation)
  during the period.......................................    (24,998)     3,005       $6     (40,003)     (511)     (26)
                                                             --------     ------       --    --------    ------     ----
Net realized and unrealized gain (loss) on investments....    (14,538)     3,257        6     (52,106)     (697)     (26)
                                                             --------     ------       --    --------    ------     ----
Net increase (decrease) in net assets resulting from
 operations...............................................   $  1,399     $9,889       $6    $(29,619)   $1,845     $ (8)
                                                             ========     ======       ==    ========    ======     ====

                                                                                          Large Cap
                                                                      Clifton Enhanced    Aggressive  Fundamental
                                                                        U.S. Equity         Growth       Growth      Core Bond
                                                                         Subaccount       Subaccount   Subaccount    Subaccount
                                                                      -----------------  -----------  -----------  -------------
                                                                        2000    1999**     2000***      2000***       2000***
                                                                      --------  -------  -----------  -----------  -------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I.............................    $    --   $   --     $ 104       $ 9,207         $172
 Outside Trust....................................................      2,267    1,117        --            --           --
  Interest income on policy loans.................................         --       --        --            --           --
                                                                      -------   ------     -----       -------         ----
Total investment income...........................................      2,267    1,117       104         9,207          172
Expenses:
  Mortality and expense risks.....................................        103        4                      --           --
                                                                      -------   ------     -----       -------         ----
Net investment income.............................................      2,164    1,113       104         9,207          172
Net realized and unrealized gain (loss) on investments:
 Net realized gain (loss).........................................       (203)      91      (105)          (20)           1
 Net unrealized appreciation (depreciation) during the period.....     (3,480)    (879)       18        (8,739)         187
                                                                      -------   ------     -----       -------         ----
Net realized and unrealized gain (loss) on investments............     (3,683)    (788)      (87)       (8,759)         188
                                                                      -------   ------     -----       -------         ----
Net increase (decrease) in net assets resulting from operations...    $(1,519)  $  325     $  17       $   448         $360
                                                                      =======   ======     =====       =======         ====

_________
  * From May 1, 1998 (commencement of operations).
 ** From March 9, 1999 (commencement of operations).
*** From September 7, 2000 (commencement of operations).

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT U

                     Years and periods ended December 31,

                                                                      American Leaders   AIM V.I.   Fidelity VIP   Fidelity VIP II
                                                                       Large Cap Value     Value        Growth       Contrafund
                                                                         Subaccount     Subaccount   Subaccount      Subaccount
                                                                      ----------------  ----------  ------------  -----------------
                                                                          2000***        2000***      2000***          2000***
                                                                      ----------------  ----------  ------------  -----------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I...............................        $12
 Outside Trust......................................................                       $550            --             --
  Interest income on policy loans
                                                                            ---           -----       -------           ----
Total investment income.............................................         12             550
Expenses:
  Mortality and expense risks.......................................         --              --            --             --
                                                                            ---           -----       -------           ----
Net investment income...............................................         12             550            --             --
Net realized and unrealized gain (loss) on investments:
 Net realized gain (loss)...........................................         --              (7)      $   (20)          $(10)
 Net unrealized appreciation (depreciation) during the period.......         68            (709)       (1,647)            60
                                                                            ---           -----       -------           ----
Net realized and unrealized gain (loss) on investments..............         68            (716)       (1,667)            50
                                                                            ---           -----       -------           ----
Net increase (decrease) in net assets resulting from operations.....        $80           $(166)      $(1,667)          $ 50
                                                                            ===           =====       =======           ====

                                                                      Janus Aspen  Janus Aspen    MFS New
                                                                         Global     Worldwide    Discovery      Templeton
                                                                       Technology     Growth       Series     International
                                                                       Subaccount   Subaccount   Subaccount    Subaccount
                                                                      -----------  -----------  -----------  ---------------
                                                                        2000***      2000***      2000***        2000***
                                                                      -----------  -----------  -----------  ---------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I
 Outside Trust......................................................   $   161      $    11       $   1             --
  Interest income on policy loans
                                                                       -------      -------       -----           ----
Total investment income.............................................       161           11           1             --
Expenses:
  Mortality and expense risks.......................................                                 --           $  1
                                                                       -------      -------       -----           ----
Net investment income (loss)........................................       161           11           1             (1)
Net realized and unrealized gain (loss) on investments:
 Net realized (loss)................................................      (328)        (303)       (365)            --
 Net unrealized appreciation (depreciation) during the period.......    (2,171)      (1,596)        (51)           298
                                                                       -------      -------       -----           ----
Net realized and unrealized gain (loss) on investments..............    (2,499)      (1,899)       (416)           298
                                                                       -------      -------       -----           ----
Net increase (decrease) in net assets resulting from operations.....   $(2,338)     $(1,888)      $(415)          $297
                                                                       =======      =======       =====           ====

__________
*** From September 7, 2000 (commencement of operations).

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT U

                      STATEMENTS OF CHANGES IN NET ASSETS

                     Years and periods ended December 31,


                                           Large Cap Growth Subaccount
                                    ------------------------------------------
                                        2000           1999           1998
                                    -------------  -------------  ------------
Increase (decrease) in net
 assets from operations:
 Net investment income...........   $ 22,382,097   $ 24,389,814    $ 12,025,213
 Net realized gain...............      6,354,615      4,239,424       3,520,199
 Net unrealized appreciation
  (depreciation) during the
  period.........................    (58,311,265)     1,727,703      18,509,310
                                    ------------   ------------    ------------
Net increase (decrease) in net
 assets resulting from
 operations......................    (29,574,553)    30,356,941      34,054,722
From policyholder transactions:
 Net premiums from policyholders.     54,787,090     37,307,814      21,681,632
 Net benefits to policyholders...    (45,234,118)   (25,817,420)    (21,510,240)
 Net increase in policy loans....      4,132,563             --       2,561,877
                                    ------------   ------------    ------------
Net increase in net assets
 resulting from
 policyholder transactions.......     13,685,535     11,490,394       2,733,269
                                    ------------   ------------    ------------
Net increase (decrease) in net
 assets..........................    (15,889,018)    41,847,335      36,787,991
Net assets at beginning of
 period..........................    177,062,332    135,214,997      98,427,006
                                    ------------   ------------    ------------
Net assets at end of period......   $161,173,314   $177,062,332    $135,214,997
                                    ============   ============    ============

                                              Active Bond Subaccount
                                    ------------------------------------------
                                        2000           1999           1998
                                    -------------  -------------  ------------
Increase (decrease) in net
 assets from operations:
 Net investment income...........   $ 18,115,560   $ 20,233,648    $ 22,087,857
 Net realized gain...............        234,368        192,098       1,600,539
 Net unrealized appreciation
  (depreciation) during the
  period.........................      7,954,643    (20,304,536)     (2,317,324)
                                    ------------   ------------    ------------
Net increase in net assets
 resulting from operations.......     26,304,571        121,210      21,371,072
From policyholder transactions:
 Net premiums from policyholders.     24,388,007     26,114,799      32,901,747
 Net benefits to policyholders...    (50,304,465)   (35,577,616)    (39,577,750)
 Net increase in policy loans....      2,979,088             --       1,607,456
                                    ------------   ------------    ------------
Net (decrease) in net assets
 resulting from policyholder
 transactions....................    (22,937,370)    (9,462,817)     (5,068,547)
                                    ------------   ------------    ------------
Net increase (decrease) in net
 assets..........................      3,367,201     (9,341,607)     16,302,525
Net assets at beginning of
 period..........................    293,120,799    302,462,406     286,159,881
                                    ------------   ------------    ------------
Net assets at end of period......   $296,488,000   $293,120,799    $302,462,406
                                    ============   ============    ============

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT U

                      STATEMENTS OF CHANGES IN NET ASSETS

                      Years and periods ended December 31,


                                       International Equity Index Subaccount
                                      ----------------------------------------
                                          2000          1999           1998
                                      -------------  ------------  -----------
Increase (decrease) in net assets
 from operations:
 Net investment income..............  $  1,256,536   $   950,123    $ 3,440,236
 Net realized gain..................       527,088       168,248        148,419
 Net unrealized appreciation
  (depreciation) during the period..    (7,357,143)    5,712,567        105,161
                                      ------------   -----------    -----------
Net increase (decrease) in net
 assets resulting from operations...    (5,573,519)    6,830,938      3,693,816
From policyholder transactions:
 Net premiums from policyholders....    16,151,560     7,373,967      6,549,988
 Net benefits to policyholders......   (17,604,169)   (6,834,914)    (5,210,982)
 Net increase in policy loans.......       268,427            --         86,200
                                      ------------   -----------    -----------
Net increase (decrease) in net
 assets resulting from
 policyholder transactions..........    (1,184,182)      539,053      1,425,206
                                      ------------   -----------    -----------
Net increase (decrease) in net
 assets.............................    (6,757,701)    7,369,991      5,119,022
Net assets at beginning of period...    31,899,039    24,529,048     19,410,026
                                      ------------   -----------    -----------
Net assets at end of period.........  $ 25,141,338   $31,899,039    $24,529,048
                                      ============   ===========    ===========

                                             Small Cap Growth Subaccount
                                       ---------------------------------------
                                           2000          1999          1998
                                       -------------  ------------  ----------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss).......   $  1,050,290   $ 1,234,844    $  (20,335)
 Net realized gain..................      2,288,594       491,241        55,393
 Net unrealized appreciation
  (depreciation) during the period..     (6,989,013)    2,317,857       518,731
                                       ------------   -----------    ----------
Net increase (decrease) in net
 assets resulting from operations...     (3,650,129)    4,043,942       553,789
From policyholder transactions:
 Net premiums from policyholders....     16,581,395     4,316,218     2,382,203
 Net benefits to policyholders......    (12,139,157)   (2,206,402)     (998,381)
 Net increase in policy loans.......             --            --            --
                                       ------------   -----------    ----------
Net increase in net assets
 resulting from
 policyholder transactions..........      4,422,238     2,109,816     1,383,822
                                       ------------   -----------    ----------
Net increase in net assets..........        792,109     6,153,758     1,937,611
Net assets at beginning of period...     10,825,578     4,671,820     2,734,209
                                       ------------   -----------    ----------
Net assets at end of period.........   $ 11,617,687   $10,825,578    $4,671,820
                                       ============   ===========    ==========

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT U

                      Years and periods ended December 31,


                                             Global Balanced Subaccount
                                       ---------------------------------------
                                          2000           1999          1998
                                       ------------  -------------  ----------
Increase (decrease) in net assets
 from operations:
 Net investment income..............   $    40,892   $     92,816    $   52,891
 Net realized gain (loss)...........       (15,033)         4,711        (4,506)
 Net unrealized appreciation
  (depreciation) during the period..      (129,800)       (38,997)       78,455
                                       -----------   ------------   -----------
Net increase (decrease) in net
 assets resulting from operations...      (103,941)        58,530       126,840
From policyholder transactions:
 Net premiums from policyholders....       308,810        377,958       341,482
 Net benefits to policyholders......      (397,631)      (131,331)     (310,766)
 Net increase in policy loans.......            --             --            --
                                       -----------   ------------    ----------
Net increase (decrease) in net
 assets resulting from policyholder
 transactions.......................       (88,821)       246,627        30,716
                                       -----------   ------------    ----------
Net increase (decrease) in net
 assets.............................      (192,762)       305,157       157,556
Net assets at beginning of period...     1,177,232        872,075       714,519
                                       -----------   ------------    ----------
Net assets at end of period.........   $   984,470     $1,177,232    $  872,075
                                       ===========   ============    ==========

                                              Mid Cap Growth Subaccount
                                       ---------------------------------------
                                           2000          1999          1998
                                       -------------  ------------  ----------
Increase (decrease) in net assets
 from operations:
 Net investment income..............   $  3,012,855   $ 2,058,661    $  445,161
 Net realized gain..................      3,196,857       773,222        73,958
 Net unrealized appreciation
  (depreciation) during the period..    (17,335,527)    6,801,000       647,137
                                       ------------   -----------   -----------
Net increase (decrease) in net
 assets resulting from operations...    (11,125,815)    9,632,883     1,166,256
From policyholder transactions:
Net premiums from policyholders.....     24,005,539     8,941,124     3,164,065
 Net benefits to policyholders......    (14,258,423)   (2,937,257)     (612,975)
 Net increase in policy loans.......             --            --            --
                                       ------------   -----------    ----------
 Net increase in net assets
  resulting from policyholder
  transactions......................      9,747,116     6,003,867     2,551,090
                                       ------------   -----------    ----------
Net increase (decrease) in net
 assets.............................     (1,378,699)   15,636,750     3,717,346
Net assets at beginning of period...     20,852,255     5,215,505     1,498,159
                                       ------------   -----------    ----------
Net assets at end of period........    $ 19,473,556   $20,852,255    $5,215,505
                                       ============   ===========    ==========

See accompanying notes.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT U

                      Years and periods ended December 31,


                                                                                              Large Cap Value Subaccount
                                                                                       ----------------------------------------
                                                                                           2000          1999          1998
                                                                                       ------------  ------------   -----------
Increase (decrease) in net assets from operations:
 Net investment income.............................................................    $   503,295   $   593,922    $   388,873
 Net realized gain.................................................................        126,864       165,556        673,582
 Net unrealized appreciation (depreciation) during the period......................        660,671      (569,216)      (479,093)
                                                                                       -----------   -----------    -----------
Net increase in net assets resulting from operations...............................      1,290,830       190,262        583,362
From policyholder transactions:
 Net premiums from policyholders...................................................      8,255,210     3,166,658      4,214,076
 Net benefits to policyholders.....................................................     (9,001,071)   (1,903,017)    (3,212,048)
 Net increase in policy loans......................................................             --            --             --
                                                                                       -----------   -----------    -----------
Net increase (decrease) in net assets resulting from policyholder transactions.....       (745,861)    1,263,641      1,002,028
                                                                                       -----------   -----------    -----------
Net increase in net assets.........................................................        544,969     1,453,903      1,585,390
Net assets at beginning of period..................................................      9,553,293     8,099,390      6,514,000
                                                                                       -----------   -----------    -----------
Net assets at end of period........................................................    $10,098,262   $ 9,553,293    $ 8,099,390
                                                                                       ===========   ===========    ===========

                                                                                                 Money Market Subaccount
                                                                                       -------------------------------------------
                                                                                           2000           1999            1998
                                                                                       -------------  -------------   ------------
Increase in net assets from operations:
 Net investment income.............................................................    $  4,354,966   $  3,517,874    $  3,481,729
 Net realized gain.................................................................              --             --              --
 Net unrealized appreciation during the period.....................................              --             --              --
                                                                                       ------------   ------------    ------------
Net increase in net assets resulting from operations...............................       4,354,966      3,517,874       3,481,729
From policyholder transactions:
 Net premiums from policyholders...................................................      88,021,053     33,694,123      24,612,731
 Net benefits to policyholders.....................................................     (88,733,326)   (30,672,090)    (24,024,723)
 Net increase in policy loans......................................................         110,539             --         421,166
                                                                                       ------------   ------------    ------------
Net increase (decrease) in net assets resulting from policyholder transactions.....        (601,734)     3,022,033       1,009,174
                                                                                       ------------   ------------    ------------
Net increase in net assets.........................................................       3,753,232      6,539,907       4,490,903
Net assets at beginning of period..................................................      76,638,641     70,098,734      65,607,831
                                                                                       ------------   ------------    ------------
Net assets at end of period........................................................    $ 80,391,873   $ 76,638,641    $ 70,098,734
                                                                                       ============   ============    ============

See accompanying notes.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT U

                      Years and periods ended December 31,

                                                                                               Mid Cap Value Subaccount
                                                                                       ----------------------------------------
                                                                                          2000          1999           1998
                                                                                       -----------   -----------    -----------
Increase (decrease) in net assets from operations:
 Net investment income............................................................     $   605,051   $     1,508    $    16,578
 Net realized gain (loss).........................................................         647,520      (241,740)      (422,902)
 Net unrealized appreciation (depreciation) during the period.....................         219,047       469,537       (260,362)
                                                                                       -----------   -----------    -----------
Net increase (decrease) in net assets resulting from operations...................       1,471,618       229,305       (666,686)
From policyholder transactions:
 Net premiums from policyholders..................................................       4,983,305     1,886,594      5,997,691
 Net benefits to policyholders....................................................      (5,530,620)   (1,745,112)    (2,912,034)
 Net increase in policy loans.....................................................              --            --             --
                                                                                       -----------   -----------    -----------
Net increase (decrease) in net assets resulting from policyholder transactions....        (547,315)      141,482      3,085,657
                                                                                       -----------   -----------    -----------
Net increase in net assets........................................................         924,303       370,787      2,418,971
Net assets at beginning of period.................................................       5,236,580     4,865,793      2,446,822
                                                                                       -----------   -----------    -----------
Net assets at end of period.......................................................     $ 6,160,883   $ 5,236,580    $ 4,865,793
                                                                                       ==========    ===========    ===========

                                                                                           Small/mid Cap Growth Subaccount
                                                                                       ----------------------------------------
                                                                                          2000          1999           1998
                                                                                       -----------   -----------    -----------
Increase (decrease) in net assets from operations:
 Net investment income............................................................     $ 1,256,776   $ 1,833,840    $   154,352
 Net realized gain (loss).........................................................        (293,946)      (13,020)        56,698
 Net unrealized appreciation (depreciation) during the period.....................          32,687    (1,274,161)       334,123
                                                                                       -----------   -----------    -----------
Net increase in net assets resulting from operations..............................         995,517       546,659        545,533
From policyholder transactions:
 Net premiums from policyholders..................................................       4,357,085     3,493,643      3,953,326
 Net benefits to policyholders....................................................      (4,910,148)   (3,105,108)    (3,311,846)
 Net increase in policy loans.....................................................              --            --             --
                                                                                       -----------   -----------    -----------
Net increase (decrease) in net assets resulting from policyholder transactions....        (553,063)      388,535        641,480
                                                                                       -----------   -----------    -----------
Net increase in net assets........................................................         442,454       935,194      1,187,013
Net assets at beginning of period.................................................      12,409,573    11,474,379     10,287,366
                                                                                       -----------   -----------    -----------
Net assets at end of period.......................................................     $12,852,027   $12,409,573    $11,474,379
                                                                                       ===========   ===========    ===========

See accompanying notes.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT U

                      Years and periods ended December 31,

                                                                                             Real Estate Equity Subaccount
                                                                                       ------------------------------------------
                                                                                          2000           1999            1998
                                                                                       -----------    -----------     -----------
Increase (decrease) in net assets from operations:
 Net investment income..............................................................   $ 1,313,350    $   823,618     $  876,235
 Net realized gain (loss)...........................................................      (982,035)       123,591         442,876
 Net unrealized appreciation (depreciation) during the period.......................     3,101,113     (1,106,755)     (3,720,942)
                                                                                       -----------    -----------     -----------
Net increase (decrease) in net assets resulting from operations.....................     3,432,428       (159,546)     (2,401,831)
From policyholder transactions:
 Net premiums from policyholders....................................................     9,280,044      2,304,591       6,295,255
 Net benefits to policyholders......................................................   (11,124,908)    (3,311,591)     (5,507,305)
 Net increase (decrease) in policy loans............................................       492,770             --         (83,216)
                                                                                       -----------    -----------     -----------
Net increase (decrease) in net assets resulting from policyholder transactions......    (1,352,094)    (1,007,000)        704,734
Net increase (decrease) in net assets...............................................     2,080,334     (1,166,546)     (1,697,097)
Net assets at beginning of period...................................................    13,378,472     14,545,018      16,242,115
                                                                                       -----------    -----------     -----------
Net assets at end of period.........................................................   $15,458,806    $13,378,472     $14,545,018
                                                                                       ===========    ===========     ===========

                                                                                          Growth & Income Subaccount
                                                                               -------------------------------------------------
                                                                                    2000             1999              1998
                                                                               --------------   --------------    --------------
Increase (decrease) in net assets from operations:
 Net investment income......................................................   $  176,578,584   $  131,096,419    $  102,464,177
 Net realized gain..........................................................       29,822,980       22,802,197        22,835,488
 Net unrealized appreciation (depreciation) during the period...............     (334,928,257)       7,687,109       112,457,395
                                                                               --------------   --------------    --------------
Net increase (decrease) in net assets resulting from operations.............     (128,526,693)     161,585,725       237,757,060
From policyholder transactions:
Net premiums from policyholders.............................................       88,999,014      101,973,160        92,955,980
 Net benefits to policyholders..............................................     (150,673,591)    (133,701,210)     (134,661,151)
 Net increase in policy loans...............................................        8,156,702               --        18,165,114
                                                                               --------------   --------------    --------------
 Net (decrease) in net assets resulting from policyholder transactions......      (53,517,875)     (31,728,050)      (23,540,057)
                                                                               --------------   --------------    --------------
Net increase (decrease) in net assets.......................................     (182,044,568)     129,857,675       214,217,003
Net assets at beginning of period...........................................    1,278,739,554    1,148,881,879       934,664,876
                                                                               --------------   --------------    --------------
Net assets at end of period.................................................   $1,096,694,986   $1,278,739,554    $1,148,881,879
                                                                               ==============   ==============    ==============

See accompanying notes.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT U

                      Years and periods ended December 31,


                                                                                      Managed Subaccount
                                                                          ------------------------------------------
                                                                              2000           1999            1998
                                                                          -------------  -------------  --------------
Increase (decrease) in net assets from operations:
 Net investment income...............................................     $ 46,433,578   $ 42,532,921    $ 40,475,436
 Net realized gain...................................................        6,751,143      5,060,826       5,853,076
 Net unrealized appreciation (depreciation) during the period........      (50,083,997)    (9,288,287)     24,834,482
                                                                          ------------   ------------    ------------
Net increase in net assets resulting from operations.................        3,100,724     38,305,460      71,162,994
From policyholder transactions:
 Net premiums from policyholders.....................................       40,693,833     44,546,082      40,631,684
 Net benefits to policyholders.......................................      (65,528,220)   (55,332,758)    (55,447,667)
 Net increase in policy loans........................................        3,281,229             --       5,379,590
                                                                          ------------   ------------    ------------
Net (decrease) in net assets resuling from policyholder
 transactions........................................................      (21,553,158)   (10,786,676)     (9,436,393)
                                                                          ------------   ------------    ------------
Net (decrease) in net assets.........................................      (18,452,434)    27,518,784      61,726,601
Net assets at beginning of period....................................      500,072,750    472,553,966     410,827,365
                                                                          ------------   ------------    ------------
Net assets at end of period..........................................     $481,620,316   $500,072,750    $472,553,966
                                                                          ============   ============    ============

                                                                                     Short-term Bond Subaccount
                                                                                 -------------------------------------
                                                                                    2000         1999         1998
                                                                                 -----------  -----------  -----------
Increase (decrease) in net assets from operations:
 Net investment income......................................................     $   61,416   $   48,624    $  28,209
 Net realized gain (loss)...................................................        (16,575)      (3,107)       2,008
 Net unrealized appreciation (depreciation) during the period...............         35,100      (23,648)      (5,287)
                                                                                 ----------   ----------    ---------
Net increase in net assets resulting from operations........................         79,941       21,869       24,930
From policyholder transactions:
 Net premiums from policyholders............................................        803,554      690,849      435,150
 Net benefits to policyholders..............................................       (503,216)    (178,124)    (274,762)
 Net increase in policy loans...............................................             --           --           --
                                                                                 ----------   ----------    ---------
Net increase in net assets resulting from policyholder transactions.........        300,338      512,725      160,388
                                                                                 ----------   ----------    ---------
Net increase in net assets..................................................        380,279      534,594      185,318
Net assets at beginning of period...........................................      1,129,483      594,889      409,571
                                                                                 ----------   ----------    ---------
Net assets at end of period.................................................     $1,509,762   $1,129,483    $ 594,889
                                                                                 ==========   ==========    =========

See accompanying notes.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT U

                      Years and periods ended December 31,


                                                                                        Small Cap Equity Subaccount
                                                                                  ---------------------------------------
                                                                                     2000          1999           1998
                                                                                  ------------  ------------  -------------
Increase (decrease) in net assets
 from operations:
 Net investment income......................................................      $   247,666   $    72,629    $     1,070
 Net realized gain (loss)...................................................         (493,450)     (217,582)        61,917
 Net unrealized appreciation (depreciation) during the period...............         (206,562)      (40,472)      (364,359)
                                                                                  -----------   -----------    -----------
Net (decrease) in net assets resulting from operations......................         (452,346)     (185,425)      (301,372)
From policyholder transactions:
 Net premiums from policyholders............................................        3,192,940     1,446,109      2,644,808
 Net benefits to policyholders..............................................       (3,573,614)   (1,547,128)    (1,288,464)
 Net increase in policy loans...............................................               --            --             --
                                                                                  -----------   -----------    -----------
Net increase (decrease) in net assets resulting from policyholder
 transactions...............................................................         (380,674)     (101,019)     1,356,344
                                                                                  -----------   -----------    -----------
Net increase (decrease) in net assets.......................................         (833,020)     (286,444)     1,054,972
Net assets at beginning of period...........................................        4,111,416     4,397,860      3,342,888
                                                                                  -----------   -----------    -----------
Net assets at end of period.................................................      $ 3,278,396   $ 4,111,416    $ 4,397,860
                                                                                  ===========   ===========    ===========

                                                                                  International Opportunities Subaccount
                                                                                 ----------------------------------------
                                                                                     2000          1999           1998
                                                                                 -------------  ------------  -------------
Increase (decrease) in net assets from operations:
 Net investment income.....................................................      $    270,954   $   330,389    $     8,318
 Net realized gain.........................................................           116,886       123,861         64,757
 Net unrealized appreciation (depreciation) during the period..............        (1,564,313)      839,140        339,709
                                                                                 ------------   -----------    -----------
Net increase (decrease) in net assets resulting from operations............        (1,176,473)    1,293,390        412,784
From policyholder transactions:
 Net premiums from policyholders...........................................        12,173,743     1,632,955      2,203,753
 Net benefits to policyholders.............................................       (11,382,965)   (1,315,539)    (1,443,700)
 Net increase in policy loans..............................................                --            --             --
                                                                                 ------------   -----------    -----------
Net increase in net assets resulting from policyholder transactions........           790,778       317,416        760,053
                                                                                 ------------   -----------    -----------
Net increase (decrease) in net assets......................................          (385,695)    1,610,806      1,172,837
Net assets at beginning of period..........................................         5,310,586     3,699,780      2,526,943
                                                                                 ------------   -----------    -----------
Net assets at end of period................................................      $  4,924,891   $ 5,310,586    $ 3,699,780
                                                                                 ============   ===========    ===========

See accompanying notes.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT U

                      Years and periods ended December 31,


                                                                                     Equity Index Subaccount
                                                                             ---------------------------------------
                                                                                2000          1999           1998
                                                                             ------------  ------------  -------------
Increase (decrease) in net assets from operations:
 Net investment income..................................................     $ 1,188,703   $   817,715    $   307,010
 Net realized gain......................................................         946,085       471,802        132,619
 Net unrealized appreciation (depreciation) during the period...........      (4,757,606)    2,019,913      2,082,107
                                                                             -----------   -----------    -----------
Net increase (decrease) in net assets resulting from operations.........      (2,622,818)    3,309,430      2,521,736
From policyholder transactions:
 Net premiums from policyholders........................................      12,189,141     7,762,529      4,632,113
 Net benefits to policyholders..........................................      (5,133,282)   (2,563,485)    (1,120,852)
 Net increase in policy loans...........................................              --            --             --
                                                                             -----------   -----------    -----------
Net increase in net assets resulting from policyholder transactions.....       7,055,859     5,199,044      3,511,261
                                                                             -----------   -----------    -----------
Net increase in net assets..............................................       4,433,041     8,508,474      6,032,997
Net assets at beginning of period.......................................      22,117,624    13,609,150      7,576,153
                                                                             -----------   -----------    -----------
Net assets at end of period.............................................     $26,550,665   $22,117,624    $13,609,150
                                                                             ===========   ===========    ===========

                                                                                    Global Bond Subaccount
                                                                             -------------------------------------
                                                                                2000         1999          1998
                                                                             -----------  -----------  -------------
Increase (decrease) in net assets from operations:
 Net investment income..................................................     $   99,027   $   81,580    $    54,728
 Net realized gain (loss)...............................................        (44,965)      (1,996)        32,917
 Net unrealized appreciation (depreciation) during the period...........        134,921     (126,001)        11,342
                                                                             ----------   ----------    -----------
Net increase (decrease) in net assets resulting from operations.........        188,983      (46,417)        98,987
From policyholder transactions:
 Net premiums from policyholders........................................        783,050    1,115,699        798,933
 Net benefits to policyholders..........................................       (925,366)    (292,075)    (1,158,109)
 Net increase in policy loans...........................................             --           --             --
                                                                             ----------   ----------    -----------
Net increase (decrease) in net assets resulting from policyholder
 transactions...........................................................       (142,316)     823,624       (359,176)
                                                                             ----------   ----------    -----------
Net increase (decrease) in net assets...................................         46,667      777,207       (260,189)
Net assets at beginning of period.......................................      1,882,675    1,105,468      1,365,657
                                                                             ----------   ----------    -----------
Net assets at end of period.............................................     $1,929,342   $1,882,675    $ 1,105,468
                                                                             ==========   ==========    ===========

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT U

                     Years and periods ended December 31,


                                                  Turner Core Growth Subaccount
                                               -----------------------------------
                                                  2000        1999         1998
                                               ----------  ----------  -----------
Increase (decrease) in net assets from
 operations:
 Net investment income.....................    $  52,855   $  35,936    $  4,513
 Net realized gain.........................      102,027      44,245      14,364
 Net unrealized appreciation
  (depreciation) during the period.........     (208,949)     37,727      49,605
                                               ---------   ---------    --------
Net increase (decrease) in net assets
 resulting from operations.................      (54,067)    117,908      68,482
From policyholder transactions:
 Net premiums from policyholders...........      289,705     240,351     203,590
 Net benefits to policyholders.............     (381,882)   (136,661)    (77,651)
 Net increase in policy loans..............           --          --          --
                                               ---------   ---------    --------
Net increase (decrease) in net assets
 resulting from policyholder transactions..      (92,177)    103,690     125,939
                                               ---------   ---------    --------
Net increase (decrease) in net assets......     (146,244)    221,598     194,421
Net assets at beginning of period..........      536,192     314,594     120,173
                                               ---------   ---------    --------
Net assets at end of period................    $ 389,948   $ 536,192    $314,594
                                               =========   =========    ========


                                           Brandes International Equity Subaccount
                                          ------------------------------------------
                                             2000          1999           1998
                                          ------------  ------------  --------------
Increase (decrease) in net assets
 from operations:
 Net investment income.................    $ 56,631      $ 16,549       $ 12,094
 Net realized gain.....................      20,196         7,704          1,184
 Net unrealized appreciation
  (depreciation) during the period.....     (44,043)      119,400         15,813
                                           --------      --------       --------
Net increase in net assets
 resulting from operations.............      32,784       143,653         29,091
From policyholder transactions:
 Net premiums from policyholders.......     221,042       239,618         55,021
 Net benefits to policyholders.........     (86,260)      (29,520)       (10,341)
 Net increase in policy loans..........          --            --             --
                                           --------      --------       --------
Net increase in net assets
 resulting from
 policyholder transactions.............     134,782       210,098         44,680
                                           --------      --------       --------
Net increase in net assets.............     167,566       353,751         73,771
Net assets at beginning of period......     588,128       234,377        160,606
                                           --------      --------       --------
Net assets at end of period............    $755,694      $588,128       $234,377
                                           ========      ========       ========

See accompanying notes.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT U

                      Years and periods ended December 31,


                                                               Frontier Capital                     Emerging Markets
                                                            Appreciation Subaccount                 Equity Subaccount
                                                       ---------------------------------    ----------------------------------
                                                          2000        1999       1998           2000        1999       1998*
                                                       ---------   ----------  ---------    ----------   ----------  ---------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)....................      $  217,366  $  17,768   $    (208)   $   86,868   $  12,790   $       1
 Net realized gain (loss)........................         142,388     22,678      12,123      (444,667)      5,339          --
 Net unrealized appreciation
  (depreciation) during the periods..............        (339,964)   164,599     (17,930)     (303,818)     86,570          10
                                                       ----------  ---------   ---------    ----------   ---------   ---------
Net increase (decrease) in net assets resulting
  from operations................................          19,790    205,045      (6,015)     (661,617)    104,699          11
From policyholder transactions:
 Net premiums from policyholders.................         543,347    255,268     128,779     9,958,808     433,406       2,018
 Net benefits to policyholders...................        (399,772)   (89,136)   (146,083)   (8,600,117)   (144,400)         --
 Net increase in policy loans....................              --         --          --            --          --          --
                                                       ----------  ---------   ---------    ----------   ---------  ----------
Net increase (decrease) in net assets resulting
  from policyholder transactions.................         143,575    166,132     (17,304)    1,358,691     289,006       2,018
                                                       ----------  ---------   ---------    ----------   ---------  ----------
Net increase (decrease) in net assets............         163,365    371,177     (23,319)      697,074     393,705       2,029
Net assets at beginning of period................         728,674    357,497     380,816       395,734       2,029          --
                                                       ----------  ---------   ---------    ----------   ---------  ----------
Net assets at end of period......................      $  892,039  $ 728,674   $ 357,497    $1,092,808   $ 395,734  $    2,029
                                                       ==========  =========   =========    ==========   =========  ==========

                                                                   Bond Index                        Small/MidCap CORE
                                                                   Subaccount                            Subaccount
                                                      ------------------------------------    -----------------------------------
                                                          2000       1999         1998*          2000        1999         1998*
                                                      ----------  ----------   -----------    ---------   ----------   ----------
Increase (decrease) in net assets from
  operations:
 Net investment income.........................       $   49,103  $   15,852   $      146     $  15,937   $    6,632   $       --
 Net realized gain (loss)......................           (7,112)     (1,422)          (1)       10,460          252           --
 Net unrealized appreciation (depreciation)
  during the periods...........................           49,798     (22,820)        (196)      (24,998)       3,005            6
                                                      ----------  ----------   ----------     ---------   ----------   ----------
Net increase (decrease) in net assets
  resulting from operations....................           91,789      (8,390)         (51)        1,399        9,889            6
From policyholder transactions:
 Net premiums from policyholders...............          728,511     412,326       10,254       740,752       97,385          104
 Net benefits to policyholders.................         (144,843)    (26,307)         (69)     (399,593)      (7,901)          (2)
 Net increase in policy loans..................               --          --           --            --           --           --
                                                      ----------  ----------   ----------     ---------   ----------   ----------
Net increase in net assets resulting from
 policyholder transactions.....................          583,668     386,019       10,185       341,159       89,484          102
                                                      ----------  ----------   ----------     ---------   ----------   ----------
Net increase in net assets.....................          675,457     377,629       10,134       342,558       99,373          108
Net assets at beginning of period..............          387,763      10,134           --        99,481          108           --
                                                      ----------  ----------   ----------     ---------   ----------   ----------
Net assets at end of period....................       $1,063,220  $  387,763   $   10,134     $ 442,039   $   99,481   $      108
                                                      ==========  ==========   ==========     =========   ==========   ==========

_________
* From May 1, 1998 (commencement of operations).

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT U

                      Years and periods ended December 31,


                                                                    Clifton Enhanced
                                            High Yield                 U.S. Equity
                                          Bond Subaccount              Subaccount
                                  -------------------------------   -----------------
                                     2000        1999      1998*      2000     1999**
                                  ---------    --------- --------   --------  -------
Increase (decrease) in
 net assets from
 operations:
 Net investment income.......     $    22,487   $  2,542   $   18   $ 2,164   $ 1,113
 Net realized gain
  (loss).....................         (12,103)      (186)      --      (203)       91
 Net unrealized
  (depreciation) during
  the period.................         (40,003)      (511)     (26)   (3,480)     (879)
                                  -----------   --------   ------   -------   -------
Net increase (decrease)
 in net assets
 resulting from
 operations..................         (29,619)     1,845       (8)   (1,519)      325
From policyholder
 transactions:
 Net premiums from
  policyholders..............       1,673,666     98,955    2,887     4,529    13,814
 Net benefits to
  policyholders..............      (1,436,309)   (13,078)      --    (1,388)       --
 Net increase in policy
  loans......................              --         --       --        --        --
                                  -----------   --------   ------   -------   -------
Net increase in net
 assets resulting from
 policyholder
 transactions................         237,357     85,877    2,887     3,141    13,814
                                  -----------   --------   ------   -------   -------
Net increase in net
 assets......................         207,738     87,222    2,879     1,622    14,139
Net assets at beginning
 of period...................          90,601      2,879       --    14,139        --
                                  -----------   --------   ------   -------   -------
Net assets at end of
 period......................     $   298,339   $ 90,601   $2,879   $15,761   $14,139
                                  ===========   ========   ======   =======   =======

                                                Large Cap                                American
                                                Aggressive  Fundamental                Leaders Large    AIM  V.I.
                                                  Growth       Growth     Core Bond      Cap Value        Value
                                                Subaccount   Subaccount   Subaccount    Subaccount      Subaccount
                                               -----------  -----------  -----------  --------------  -------------
                                                 2000***      2000***      2000***       2000***         2000***
                                               -----------  -----------  -----------  --------------  -------------
Increase (decrease) in
 net assets from operations:
 Net investment income...................       $   104      $  9,207     $   172        $   12         $   550
 Net realized gain (loss)................          (105)          (20)          1                            (7)
 Net unrealized appreciation
  (depreciation)
  during the period......................            18        (8,739)        187            68            (709)
                                                -------      --------     -------        ------         -------
Net increase (decrease) in net
 assets resulting from
 operations..............................            17           448         360            80            (166)
From policyholder transactions:
 Net premiums from policyholders.........         8,939       112,464      11,461         2,092          23,911
 Net benefits to policyholders...........        (2,747)      (18,902)        (96)          (24)           (759)
 Net increase in policy loans............            --            --          --            --              --
                                                -------      --------     -------        ------         -------
Net increase in net assets resulting
 from policyholder transactions..........         6,192        93,562      11,365         2,068          24,670
                                                -------      --------     -------        ------         -------
Net increase in net assets...............         6,209        94,010      11,725         2,148          24,504
Net assets at beginning of period........            --            --          --            --              --
                                                -------      --------     -------        ------         -------
Net assets at end of period..............       $ 6,209      $ 94,010     $11,725        $2,148         $24,504
                                                =======      ========     =======        ======         =======

__________
   * From May 1, 1998 (commencement of operations).
  ** From March 9, 1999 (commencement of operations).
 *** From September 7, 2000 (commencement of operations).

See accompanying notes.

                JOHN HANCOCK VARIABLE LIFE INSURANCE ACCOUNT U

                     Years and periods ended December 31,



                                                                                        Janus Aspen
                                                        Fidelity VIP  Fidelity VIP II      Global
                                                           Growth        Contrafund      Technology
                                                         Subaccount      Subaccount      Subaccount
                                                        ------------  ---------------  -------------
                                                          2000***         2000***         2000***
                                                        ------------  ---------------  -------------
Increase (decrease) in net assets from operations:
 Net investment income.............................       $    --        $    --         $   161
 Net realized (loss)...............................           (20)           (10)           (328)
 Net unrealized appreciation (depreciation) during
  the period.......................................        (1,647)            60          (2,171)
                                                          -------        -------         -------
Net increase (decrease) in net assets resulting
  from operations..................................        (1,667)            50          (2,338)
From policyholder transactions:
 Net premiums from policyholders...................        52,642         23,470          33,453
 Net benefits to policyholders.....................          (290)          (275)         (3,332)
 Net increase in policy loans......................            --             --              --
                                                          -------        -------         -------
Net increase in net assets
 resulting from policyholder transactions..........        52,352         23,195          30,121
                                                          -------        -------         -------
Net increase in net assets.........................        50,685         23,245          27,783
Net assets at beginning of period..................            --             --              --
                                                          -------        -------         -------
Net assets at end of period........................       $50,685        $23,245         $27,783
                                                          =======        =======         =======

                                                         Janus Aspen       MFS
                                                          Worldwide   New Discovery     Templeton
                                                            Growth        Series       International
                                                          Subaccount    Subaccount      Subaccount
                                                         -----------  -------------  ----------------
                                                           2000***       2000***         2000***
                                                         -----------  -------------  ----------------
Increase (decrease) in net assets from operations:
 Net investment income (loss).......................      $    11       $     1          $   (1)
 Net realized (loss)................................         (303)         (365)             --
 Net unrealized appreciation (depreciation)
  during the period.................................       (1,596)          (51)            298
                                                          -------       -------          ------
Net increase (decrease) in net assets resulting
  from operations...................................       (1,888)         (415)            297
From policyholder transactions:
 Net premiums from policyholders....................       42,474         9,575           7,795
 Net benefits to policyholders......................       (2,773)       (4,105)           (110)
 Net increase in policy loans.......................           --            --              --
                                                          -------       -------          ------
Net increase in net assets resulting from
  policyholder transactions.........................       39,701         5,470           7,685
                                                          -------       -------          ------
Net increase in net assets..........................       37,813         5,055           7,982
Net assets at beginning of period...................           --            --              --
                                                          -------       -------          ------
Net assets at end of period.........................      $37,813       $ 5,055          $7,982
                                                          =======       =======          ======

_________
*** From September 7, 2000 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 2000

1. Organization

John Hancock Variable Life Account U (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of thirty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Fund of John Hancock Variable Series Trust I (the Trust) or of Outside Investment Trust (Outside Trust). New subaccounts may be added as new Funds are added to the Trust or to the Outside Trust, or as other investment options are developed, and made available to policyholders. The thirty-seven Funds of the Trust and the Outside Trust which are currently available are the Large Cap Growth, Active Bond (formerly, Sovereign Bond), International Equity Index, Small Cap Growth, Global Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity (formerly, Small Cap Value), International Opportunities, Equity Index, Global Bond (formerly, Strategic Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Emerging Markets Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond, Clifton Enhanced Capital Appreciation, Large Cap Aggressive Growth, Fundamental Growth (formerly, Fundamental Mid Cap Growth), Core Bond, American Leaders Large Cap Value, AIM V.I. Value, Fidelity VIP Growth (formerly, VIP Growth), Fidelity VIP II Contrafund (formerly VIP II Contrafund), Janus Aspen Global Technology, Janus Aspen Worldwide Growth, MFS New Discovery Series and Templeton International Subaccounts. Each Fund has a different investment objective.

The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments

Investment in shares of the Trust and of the Outside Trust are valued at the reported net asset values of the respective Funds. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Fund shares are determined on the basis of identified cost.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

                               December 31, 2000

Expenses

JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. In addition, a monthly charge at varying levels for the cost of insurance is deducted from the net assets of the Account.

JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

Policy Loans

Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily. At December 31, 2000, there were no outstanding policy loans.

3. Transaction with Affiliates

John Hancock acts as the distributor, principal underwriter and investment advisor for the Trust. Certain officers of the Account are officers and directors of JHVLICO, the Trust or John Hancock.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

4. Details of Investments

The details of the shares owned and cost and value of investments in the Subaccounts of the Trust and of the Outside Trust at December 31, 2000 were as follows:

                                         Shares
Subaccount                               Owned         Cost          Value
--------------------------------------------------------------------------------
Large Cap Growth....................    7,239,271  $158,814,566   $136,725,499
Active Bond.........................   25,029,430   242,868,977    236,355,318
International Equity Index..........    1,430,380    24,498,097     22,018,646
Small Cap Growth....................      862,352    15,568,050     11,617,687
Global Balanced.....................      106,144     1,113,179        984,470
Mid Cap Growth......................    1,248,223    29,165,404     19,473,556
Large Cap Value.....................      702,307     9,755,540     10,098,262
Money Market........................    6,614,020    66,140,202     66,140,202
Mid Cap Value.......................      420,448     5,795,460      6,160,883
Small/Mid Cap Growth................      937,852    14,091,982     12,852,027
Real Estate Equity..................      954,695    12,457,291     13,051,588
Growth & Income.....................   63,472,806   940,470,923    900,121,230
Managed.............................   28,979,209   391,236,392    400,649,240
Short-Term Bond.....................      153,068     1,502,595      1,509,762
Small Cap Equity....................      358,628     3,872,336      3,278,396
International Opportunities.........      415,560     5,394,002      4,924,891
Equity Index........................    1,504,802    25,999,177     26,550,665
Global Bond.........................      186,613     1,905,587      1,929,342
Turner Core Growth..................       22,207       498,740        389,948
Brandes International Equity........       50,548       661,505        755,694
Frontier Capital Appreciation.......       51,713     1,042,688        892,039
Emerging Markets Equity.............      163,125     1,310,046      1,092,808
Bond Index..........................      109,141     1,036,438      1,063,220
Small/Mid Cap Core..................       45,035       464,026        442,039
High Yield Bond.....................       40,687       338,879        298,339
Clifton Enhanced U.S. Equity........      965,827        20,120         15,761
Large Cap Aggressive Growth.........          652         6,191          6,209
Fundamental Growth..................        7,510       102,749         94,010
Core Bond...........................        1,135        11,538         11,725
American Leaders Large Cap Value....          201         2,080          2,148
AIM V.I. Value......................      897,241        25,213         24,504
Fidelity VIP Growth.................        1,165        52,332         50,685
Fidelity VIP II Contrafund..........          982        23,185         23,245
Janus Aspen Global Technology.......        4,242        29,954         27,783
Janus Aspen Worldwide Growth........        1,028        39,409         37,813
MFS New Discovery Series............          304         5,106          5,055
Templeton International.............          428         7,684          7,982

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT U

4. Details of Investments (continued)

Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Subaccounts of the Trust and of the Outside Trust during 2000 were as follows:

Subaccount                                           Purchases        Sales
--------------------------------------------------------------------------------
Large Cap Growth.................................   $ 46,159,052   $14,408,145
Active Bond......................................     26,710,872    34,744,622
International Equity Index.......................     12,160,147    12,367,382
Small Cap Growth.................................     13,278,957     7,786,429
Global Balanced..................................        322,400       370,328
Mid Cap Growth...................................     20,440,086     7,680,114
Large Cap Value..................................      7,258,143     7,500,709
Money Market.....................................     47,182,261    43,562,045
Mid Cap Value....................................      4,284,154     4,226,419
Small/Mid Cap Growth.............................      4,468,555     3,764,842
Real Estate Equity...............................      8,452,235     9,002,430
Growth & Income..................................    180,688,352    66,512,249
Managed..........................................     49,111,481    27,801,858
Short-Term Bond..................................        762,682       400,928
Small Cap Equity.................................      2,826,697     2,959,705
International Opportunities......................     10,743,156     9,681,424
Equity Index.....................................     10,485,446     2,240,884
Global Bond......................................        722,021       765,310
Turner Core Growth...............................        354,126       393,448
Brandes International Equity.....................        245,910        54,497
Frontier Capital Appreciation....................        740,980       380,039
Emerging Markets Equity..........................      8,119,305     6,673,744
Bond Index.......................................        760,341       127,570
Small/Mid Cap Core...............................        703,836       346,740
High Yield Bond..................................      1,664,901     1,405,068
Clifton Enhanced U.S. Equity.....................          6,760         1,455
Large Cap Aggressive Growth......................          8,445         2,149
Fundamental Growth...............................        103,361           593
Core Bond........................................         11,652           115
American Leaders Large Cap Value.................          2,085             5
AIM V.I. Value...................................         25,342           122
Fidelity VIP Growth..............................         52,541           189
Fidelity VIP II Contrafund.......................         23,382           187
Janus Aspen Global Technology....................         35,506         5,224
Janus Aspen Worldwide Growth.....................         45,093         5,381
MFS New Discovery Series.........................         13,360         7,890
Templeton International..........................          7,718            33

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

5. Net Assets

Accumulation shares attributable to net assets of policyholders and accumulation share values for each Subaccount at December 31, 2000 were as follows:


                               VLI Class #1                 VLI Class #2
                       ---------------------------------------------------------
                        Accumulation  Accumulation   Accumulation   Accumulation
Subaccount                 Shares      Share Values     Shares      Share Values
--------------------------------------------------------------------------------
Large Cap Growth           3,368      $   71.43             --        $    --
Active Bond                3,368          62.61          3,368          62.65
International Equity
 Index                     3,368          23.50             --             --
Small Cap Growth              --             --             --             --
Global Balanced               --             --             --             --
Mid Cap Growth                --             --             --             --
Large Cap Value               --             --             --             --
Money Market               3,368          33.36          3,368          33.36
Mid Cap Value                 --             --             --             --
Small/Mid Cap Growth          --             --             --             --
Real Estate Equity         3,368          29.03             --             --
Growth & Income            3,368         162.09          3,368         162.20
Managed                    3,368          46.74             --             --
Short-Term Bond               --             --             --             --
Small Cap Equity              --             --             --             --
International Opportuniti     --             --             --             --
Equity Index                  --             --             --             --
Global Bond                   --             --             --             --
Turner Core Growth            --             --             --             --
Brandes International Equ     --             --             --             --
Frontier Capital Apprecia     --             --             --             --
Emerging Markets Equity       --             --             --             --
Bond Index                    --             --             --             --
Small/Mid Cap Core            --             --             --             --
High Yield Bond               --             --             --             --
Clifton Enhanced U.S. Equ     --             --             --             --
Large Cap Aggressive Grow     --             --             --             --
Fundamental Growth            --             --             --             --
Core Bond                     --             --             --             --
American Leaders Large Calue  --             --             --             --
Aim V.I. Value                --             --             --             --
Fidelity VIP Growth           --             --             --             --
Fidelity VIP II Contrafun     --             --             --             --
Janus Aspen Global Techno     --             --             --             --
Janus Aspen Worldwide Gro     --             --             --             --
MFS New Dicovery Series       --             --             --             --
Templeton International       --             --             --             --

                                      137

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT U

5. Net Assets (continued)

Accumulation shares attributable to net assets of policyholders and accumulation share values for each Subaccount at December 31, 2000 were as follows:


                                       VLI MVL Class #4              MVL2 Class #5
                                  --------------------------------------------------------
                                  Accumulation  Accumulation  Accumulation   Accumulation
Subaccount                           Shares     Share Values     Shares       Share Values
------------------------------------------------------------------------------------------
Large Cap Growth                     529,813       $65.03        22,720         $66.93
Active Bond                          313,812        26.01         5,147          31.22
International Equity Index           307,461        22.61         5,099          24.02
Small Cap Growth                     644,849        16.94            39          17.42
Global Balanced                       80,951        12.01         1,028          12.35
Mid Cap Growth                       812,280        22.70        42,787          23.32
Large Cap Value                      518,087        18.15        36,779          18.67
Money Market                         660,969        19.12       158,694          13.90
Mid Cap Value                        327,683        17.95        14,592          18.46
Small/Mid Cap Growth                 590,396        21.50         6,770          22.38
Real Estate Equity                   123,966        29.11         6,165          30.66
Growth & Income                    1,282,834        58.85        21,897          70.82
Managed                            1,074,804        39.42        21,458          46.89
Short-Term Bond                       97,395        13.94         9,881          14.51
Small Cap Equity                     284,435        11.15         9,123          11.47
International Opportunities          332,687        13.75        24,490          14.13
Equity Index                       1,231,318        20.84        39,442          21.43
Global Bond                          132,317        13.53         9,811          13.92
Turner Core Growth                    16,764        23.25            --          25.81
Brandes International Equity          42,299        17.87            --          18.08
Frontier Capital Appreciation         36,296        22.60         3,016          23.80
Emerging Markets Equity              128,673         7.62        14,421           7.74
Bond Index                            77,484        11.50        14,735          11.68
Small/Mid Cap Core                    25,152        11.19        10,949          11.38
High Yield Bond                       27,984         8.95         5,091           9.10
Clifton Enhanced U.S. Equity           1,330        11.85            --          15.95
Large Cap Aggressive Growth               --           --           636           9.76
Fundamental Growth                        --           --         6,272          14.99
Core Bond                                 --           --         1,096          10.00
American Leaders Large Cap Value          --           --           199          10.80
Aim V.I. Value                            --           --           721          34.00
Fidelity VIP Growth                       --           --           587          86.39
Fidelity VIP II Contrafund                --           --           698          31.63
Janus Aspen Global Technology             --           --         3,928         $ 6.77
Janus Aspen Worldwide Growth              --           --         4,527           8.35
MFS New Dicovery Series                   --           --           291          17.36
Templeton International                   --           --           317          25.14

                   ALPHABETICAL INDEX OF KEY WORDS AND PHRASES


  This index should help you locate more information about many of the important concepts in this prospectus.

Key Word or Phrase                Page    Key Word or Phrase             Page
Account...........................  33    minimum insurance amount......  17
account value.....................   9    minimum premiums..............   6
Additional Sum Insured............  17    modified endowment............  41
asset-based risk charge...........  10    monthly deduction date........  35
asset rebalancing.................  15    Option A; Option B............  17
attained age......................  10    optional benefits charge......  10
Basic Sum Insured.................  17    owner.........................   5
beneficiary.......................  44    partial withdrawal............  15
business day......................  34    partial withdrawal charge.....  11
changing Option A or B............  21    payment options...............  22
changing the Total Sum Insured....  20    Planned Premium...............   6
charges...........................   9    policy anniversary............  37
Code..............................  40    policy year...................  38
contingent deferred sales charge..  11    premium; premium payment......   5
cost of insurance rates...........   9    premium sales charge..........   9
date of issue.....................  35    prospectus....................   2
death benefit.....................   5    receive; receipt..............  24
deductions........................   9    reinstate; reinstatement......   8
dollar cost averaging.............  15    SEC...........................   2
expenses of the Series Funds......  11    Separate Account U............  33
fixed investment option...........  34    Series Funds..................   2
full surrender....................  15    Servicing Office..............   2
fund..............................   2    special loan account..........  16
grace period......................   8    subaccount....................  33
guaranteed death benefit feature..   7    surrender.....................   5
Guaranteed Death Benefit Premium..   7    surrender value...............  15
insurance charge..................   9    Target Premium................   9
insured person....................   5    tax considerations............  40
investment options................   1    telephone transactions........  24
JHVLICO...........................  33    Total Sum Insured.............  17
lapse.............................   7    transfers of account value....  14
loan..............................  16    variable investment options...   1
loan interest.....................  16    we; us........................  33
Maximum Monthly Benefit...........  19    withdrawal....................  15
maximum premiums..................   6    withdrawal charges............  11
Minimum Initial Premium...........  34    you; your.....................   5

                         Supplement dated May 1, 2001

                                      to

                         PROSPECTUS dated May 1, 2001


This Supplement is intended to be distributed with the prospectus dated May 1, 2001 for variable life insurance policies entitled "MEDALLION VARIABLE UNIVERSAL LIFE EDGE" that were issued by John Hancock Variable Life Insurance Company ("JHVLICO") on or before May 1, 2001 ("Product Prospectus"). This Supplement contains amendments to the Product Prospectus and is accompanied with a prospectus dated May 1, 2001 for the Franklin Templeton Variable Insurance Products Trust - Templeton International Securities Fund.

Additional Variable Investment Option

     If your contract was issued before May 1, 2001, your contract enables you to invest in an additional variable investment option:

----------------------------------------------------------------------------------------------------
Variable Investment Option                              Managed By
--------------------------                              ----------
Templeton International Securities...................   Templeton Investment Counsel, Inc.
----------------------------------------------------------------------------------------------------

     If you select this additional variable investment option, we will invest your money in the corresponding fund of the Franklin Templeton Variable Insurance Products Trust. In the Product Prospectus, the term Series Funds includes the Franklin Templeton Variable Insurance Products Trust and the term funds includes the Templeton International Securities fund of the Franklin Templeton Variable Insurance Products Trust. We may modify or delete this additional variable investment option in the future.

Fund Expenses

     The following table supplements the fund expense table, and the accompanying notes, that appear in the Basic Information section of the Product Prospectus after the question "What charges will the Series Funds deduct from my investment in the policy?":

                                                                                    ----------------
                                                                                      Total Fund        Total Fund
                                     Investment  Distribution and  Other Operating    Operating          Operating
                                     Management      Service        Expenses With    Expenses With    Expenses Absent
Fund Name                                Fee       (12b-1) Fees     Reimbursement    Reimbursement     Reimbursement
---------                            ----------  ----------------  ---------------  --------------  ------------------
Franklin Templeton Variable
 Insurance Products Trust - Class 2
 Shares  (Note 1):
Templeton International Securities     0.67%          0.25%             0.20%           1.12%             1.12%
                                                                                    ----------------

Notes to Fund Expense Table
(1) The Franklin Templeton Variable Insurance Products Trust fund's class 2 distribution plan or "rule 12b-1 plan" is described in the fund's prospectus.

Miscellaneous

     The Templeton International Securities variable investment option is subject to all the terms and conditions of the contracts and the procedures described in the Product Prospectuses (including "How can I change my policy's investment allocations?" in the Basic Information section of the prospectus.)

This supplement is accompanied with the a prospectus dated May 1, 2001 for the Franklin Templeton Variable Insurance Products Trust, that contains detailed information about the Templeton International Securities Fund. Be sure to read that prospectus before selecting the Templeton International Securities investment option.

                                       1